As filed with the Securities and Exchange Commission on December 5, 2024

Securities Act File No. 333-282587

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 ☑

Pre-Effective Amendment No. 1

Post-Effective Amendment No. ☐

KKR INCOME OPPORTUNITIES FUND

(Exact Name of Registrant as specified in Charter)

555 California Street

50th Floor

San Francisco, California 94104

(Address of principal executive offices)

(415) 315-3620

(Registrant’s Telephone Number, including Area Code)

Lori Hoffman, Esq.

KKR Credit Advisors (US) LLC

30 Hudson Yards

New York, NY 10001

(Name and address of agent for service)

COPY TO:

Kenneth E. Young, Esq.

William J. Bielefeld, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

INSIGHT SELECT INCOME FUND

200 Park Avenue, 7th Floor

New York, New York 10166

(217) 527-1800

IMPORTANT SHAREHOLDER INFORMATION

We are pleased to enclose a notice, combined proxy statement/prospectus (the “Proxy Statement/Prospectus”), and proxy card(s) for a special meeting of shareholders (the “Special Meeting”) relating to Insight Select Income Fund, a Delaware statutory trust (the “Acquired Fund”). The Special Meeting is scheduled to be held at the offices of Troutman Pepper Hamilton Sanders LLP, counsel to the Acquired Fund, located at 400 Berwyn Park, 899 Cassatt Road, Berwyn, Pennsylvania on January 10, 2025, at 9:00 a.m. Eastern Time, to vote on the approval of a proposed Agreement and Plan of Reorganization for the Acquired Fund, which provides for the transfer at net asset value of all of the assets and certain liabilities of the Acquired Fund to KKR Income Opportunities Fund (the “Acquiring Fund”), a Delaware statutory trust (the “Reorganization”). The Acquiring Fund as it would exist after the Reorganization is referred to as the “Combined Fund.”

After careful consideration, the Board of Trustees of the Acquired Fund believes that the Reorganization is in the best interest of shareholders and therefore recommends that you vote “FOR” the proposal.

The Reorganization is intended to qualify as a “reorganization” for U.S. federal income tax purposes and accordingly, it is expected that shareholders of the Acquired Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares in the Acquired Fund for shares of the Acquiring Fund in connection with the Reorganization except that gain (but not loss) will be recognized by U.S. shareholders that receive the Cash Consideration (as defined in the enclosed Proxy Statement/Prospectus) in an amount not to exceed the amount of cash received as part of the Cash Consideration and gain or loss generally will be recognized with respect to cash received in lieu of fractional shares. In connection with the Reorganization, the Combined Fund shall not issue share certificates representing shares of the Combined Fund. The Reorganization proposal is described in more detail, and a comparison of the strategies, expenses and certain other features of the Acquired Fund and the Acquiring Fund is included, in the enclosed Proxy Statement/Prospectus. We encourage you to review this information carefully.

As a shareholder of record as of the close of business on October 29, 2024, the record date, you are entitled to notice of, and to vote at, the Special Meeting, therefore we are asking that you please take the time to cast your vote prior to midnight on January 9, 2025. If you do not vote, you may receive a phone call from the Acquired Fund’s proxy solicitor, EQ Fund Solutions, LLC.

We appreciate your participation in this important Special Meeting.

Sincerely,

W. Thacher Brown

Chairman of the Board of Trustees, Insight Select Income Fund

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING. IN ORDER TO AVOID DELAY AND TO ENSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE. YOU MAY VOTE EASILY AND QUICKLY BY MAIL, BY TELEPHONE OR VIA THE INTERNET. YOU MAY ALSO VOTE IN PERSON BY ATTENDING THE SPECIAL MEETING (SUBJECT TO CERTAIN REQUIREMENTS). TO VOTE BY MAIL, PLEASE COMPLETE AND MAIL YOUR PROXY CARD IN THE ENCLOSED ENVELOPE. TO VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE FOLLOW THE INSTRUCTIONS ON THE PROXY CARD. IF YOU NEED ANY ASSISTANCE OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL OR HOW TO VOTE YOUR SHARES, PLEASE CALL THE ACQUIRED FUND’S PROXY SOLICITOR, EQ FUND SOLUTIONS, LLC, AT (866) 416-0565 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

INSIGHT SELECT INCOME FUND

200 Park Avenue, 7th Floor

New York, New York 10166

(217) 527-1800

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JANUARY 10, 2025

Notice is hereby given that a special meeting of shareholders (with any postponements or adjournments, the “Special Meeting”) of Insight Select Income Fund (the “Acquired Fund”), a Delaware statutory trust, is scheduled to be held at the offices of Troutman Pepper Hamilton Sanders LLP, counsel to the Acquired Fund, located at 400 Berwyn Park, 899 Cassatt Road, Berwyn, Pennsylvania on January 10, 2025, at 9:00 a.m. Eastern Time. At the Special Meeting, shareholders will be asked to consider and to vote on the below proposal (the “Proposal”).

To approve an Agreement and Plan of Reorganization providing for the transfer at net asset value of all of the assets and certain liabilities of the Acquired Fund to KKR Income Opportunities Fund (the “Acquiring Fund” and together with the Acquired Fund, the “Funds”) (the “Reorganization”).

Shareholders will also be asked to transact such other business as may properly come before the Special Meeting.

Shareholders of record as of the close of business on October 29, 2024, the record date (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting.

The Reorganization is intended to be treated as a tax-free reorganization for U.S. federal income tax purposes.

Whether or not you are planning to attend the Special Meeting, please vote prior to midnight on January 9, 2025. Voting is quick and easy. Voting by proxy will not prevent you from voting your shares at the Special Meeting. The enclosed proxy is revocable by you at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy to the Secretary of the Acquired Fund before or at the Special Meeting. If you hold shares through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions.

Please contact EQ Fund Solutions, LLC at (866) 416-0565 with any questions regarding access to the Special Meeting. Whether or not you plan to participate in the Special Meeting, we urge you to vote and submit your vote in advance of the Special Meeting.

By order of the Board of Trustees of the Acquired Fund,

Vivek Nayar

Secretary, Insight Select Income Fund

Important Notice Regarding Internet Availability of Proxy Materials for the Special Meeting to be Held on January 10, 2025:

The Proxy Statement/Prospectus, the Notice of the Special Meeting, any accompanying materials and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders are available to you on the Internet at vote.proxyonline.com/insight/docs/specialmtg.pdf.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING. IN ORDER TO AVOID DELAY AND TO ENSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE. YOU MAY VOTE EASILY AND QUICKLY BY MAIL, BY TELEPHONE OR VIA THE INTERNET. YOU MAY ALSO VOTE IN PERSON BY ATTENDING THE SPECIAL MEETING (SUBJECT TO CERTAIN REQUIREMENTS). TO VOTE BY MAIL, PLEASE COMPLETE AND MAIL YOUR PROXY CARD IN THE ENCLOSED ENVELOPE. TO VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE FOLLOW THE INSTRUCTIONS ON THE PROXY CARD. IF YOU NEED ANY ASSISTANCE OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL OR HOW TO VOTE YOUR SHARES, PLEASE CALL THE ACQUIRED FUND’S PROXY SOLICITOR, EQ FUND SOLUTIONS, LLC, AT (866) 416-0565 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

QUESTIONS & ANSWERS

The following is a summary of more complete information appearing later in the attached combined proxy statement/prospectus (the “Proxy Statement/Prospectus”) or incorporated by reference into the Proxy Statement/Prospectus. You should carefully read the entire Proxy Statement/Prospectus, including the Agreement and Plan of Reorganization (the “Reorganization Agreement”), a form of which is attached as Appendix B thereto, because it contains details that are not in the Questions & Answers.

Q:	Why is a shareholder meeting being held?

A:

The shareholders of Insight Select Income Fund (the “Acquired Fund”), a Delaware statutory trust, are being asked to approve the Reorganization Agreement providing for the transfer at net asset value of all of the assets and certain liabilities of the Acquired Fund to KKR Income Opportunities Fund (the “Acquiring Fund” and together with the Acquired Fund, the “Funds”) (the “Reorganization”). Acquired Fund shareholders will be entitled to receive in exchange for each of their outstanding shares of Acquired Fund shares either (i) Stock Consideration or (ii) Cash Consideration, each as defined and described in further detail below. It is currently expected that the Reorganization will occur in the fourth quarter of 2024 or the first quarter of 2025. It is anticipated that shares of the Acquired Fund will cease trading on the NYSE beginning several days prior to the closing date of the Reorganization.

As summarized below and described more fully in the Proxy Statement/Prospectus, the Acquired Fund and the Acquiring Fund are each a closed-end management investment company with a similar investment objective but different principal investment strategies and principal risks. Please see below and “Comparison of the Funds” in the Proxy Statement/Prospectus for additional information. It is anticipated that the Acquiring Fund would be the accounting and performance survivor of the Reorganization. The Acquiring Fund as it would exist after the Reorganization is referred to as the “Combined Fund.”

Q	Why is the Reorganization being proposed?

A

The Reorganization is proposed to increase the assets under management of the Acquiring Fund, which KKR Credit Advisors (US) LLC, the investment adviser of the Acquiring Fund (the “Acquiring Fund Manager”), anticipates will create potential economies of scale, which has the potential to lower the annual fund operating expenses, and improve secondary market trading. The Reorganization will also result in a corresponding increase in the management fees payable by the Combined Fund to the Acquiring Fund Manager, which are based on a percentage of Managed Assets (as defined below) of the Combined Fund. On October 8, 2024, the Acquiring Fund Manager and Insight North America LLC, the investment adviser to the Acquired Fund (the “Acquired Fund Manager”), entered into a separate agreement (the “Purchase Agreement”) pursuant to which, if the Reorganization is approved and upon satisfaction or waiver of certain other conditions, the Acquiring Fund Manager will acquire, subject to certain exceptions, all right, title and interest of the Acquired Fund Manager in and to the goodwill and books and records (the “Asset Transfer”) relating to the Acquired Fund Manager’s business of providing investment management services with respect to the assets of the Acquired Fund for a cash payment at the closing of the Asset Transfer.

The Funds are not a party to the Purchase Agreement; however, the completion of the Asset Transfer is subject to certain conditions, including shareholder approval of the Reorganization described in the Proxy Statement/Prospectus for the Reorganization to proceed. Therefore, if Acquired Fund shareholders do not approve the Reorganization or if the other conditions in the Purchase Agreement are not satisfied or waived, then the Asset Transfer may not be completed, and the Purchase Agreement may be terminated.

Q:	Why is the Reorganization being recommended by the Board of Trustees of the Acquired Fund?

A:

The Board of Trustees of the Acquired Fund (the “Acquired Fund Board”) has determined that the Reorganization is in the best interests of the shareholders of the Acquired Fund. In reaching its decision to approve the Reorganization, the Acquired Fund Board considered alternatives to the Reorganization, including continuing to operate the Acquired Fund as a separate fund, and determined to recommend that shareholders approve the Reorganization.

Please see “Background and Reasons for the Proposed Reorganization” in the Proxy Statement/Prospectus for additional information on the Acquired Fund Board’s considerations relating to the Reorganization.

i

Q:	What happens if the Proposal is not approved by the shareholders?

A:

Completion of the Reorganization requires the approval of the Reorganization Agreement by the Acquired Fund shareholders. If the Reorganization Agreement is not approved by shareholders of the Acquired Fund, then the Acquired Fund will continue to operate as a separate fund in the manner in which it is currently managed, may seek out other strategic transactions, such as acquisitions or mergers, or may be liquidated.

Q:	How will the fees and expenses of the Combined Fund compare to those of the Acquired Fund?

A:

The contractual advisory fee of the Acquired Fund is 0.50% of the first $100,000,000 of the Acquired Fund’s average daily Managed Assets, 0.40% of the Acquired Fund’s average daily Managed Assets in excess of $100,000,000 but less than $200,000,000, and 0.30% of the Acquired Fund’s average daily Managed Assets in excess of $200,000,000. “Managed Assets,” for these purposes, means the total assets of the Acquired Fund, less its liabilities other than Acquired Fund liabilities incurred for investment purposes.

The contractual advisory fee of the Combined Fund will be 1.10% of the average daily value of the Combined Fund’s Managed Assets. “Managed Assets,” for these purposes, means total assets of the Combined Fund, including any form of investment leverage, minus total assets of the Acquiring Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Acquiring Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

Each Fund’s management fee is calculated based on Managed Assets. On a net asset basis, the contractual advisory fee of the Acquired Fund was 0.45%, based on the expenses for the fiscal period ended March 31, 2024. The pro forma contractual advisory fee for the Combined Fund on a net asset basis would be 1.70%, based on information as of August 30, 2024.

The total annual operating expense ratio, including interest expense, of the Acquired Fund and the Acquiring Fund, and, following the consummation of the Reorganization, the gross total annual operating expense ratio, including interest expense, of the Combined Fund and the net total annual operating expense ratio, including interest expense and after the Management Fee waiver, of the Combined Fund, is expected to be as follows:

Acquired Fund Total Annual Operating Expense Ratio[1]	Acquiring Fund Total Annual Operating Expense Ratio[2]	Pro Forma Combined Fund Gross Total Annual Operating Expense Ratio[3]	Pro Forma Combined Fund Net Total Annual Operating Expense Ratio[3,4]
0.88%	5.53%	5.04%	4.87%

[1]	As of the Acquired Fund’s most recent fiscal year ended March 31, 2024, based on average daily net assets.
[2]	Information for the Acquiring Fund is as of the semi-annual period ended April 30, 2024, based on average daily net assets.
[3]

The pro forma information for the Combined Fund is as of August 30, 2024. Pro forma Combined Fund fees and expenses are estimated in good faith and are hypothetical. There can be no assurance that future expenses will not increase or that any estimated expense savings will be realized.

[4]

In connection with the Reorganization, the Acquiring Fund Manager has contractually agreed to temporarily reduce its Management Fee to an annual rate of 0.99% of the average daily value of the Combined Fund’s Managed Assets for a period of twelve months, effective as of the Closing Date of the Reorganization. Upon the expiration of this Management Fee waiver, the net total operating expense ratio of the Combined Fund will be 5.04%.

Please see “Fees and Expenses” and “Management of the Funds” in the Proxy Statement/Prospectus for additional information.

Q:	How different are the Funds?

A:

As summarized below and set forth more fully in the Proxy Statement/Prospectus, there are some substantial differences between the Acquired Fund and the Acquiring Fund. In particular, they have different investment advisers. Insight North America LLC is the investment adviser of the Acquired Fund. KKR Credit Advisors (US) LLC is the investment adviser of the Acquiring Fund.

Each Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a Delaware statutory trust and a diversified closed-end management investment company. Each Fund’s common shares are listed on the New York Stock Exchange.

The Funds have similar investment objectives but different principal investment strategies and principal risks. The Acquired Fund’s primary investment objective is to seek a high rate of return, primarily from interest income and trading activity, from a portfolio principally consisting of debt securities. The Acquiring Fund’s principal investment objective is to seek a high level of current income with a secondary objective of capital appreciation.

The Acquired Fund invests, under normal market conditions, at least 80% of its Managed Assets (as defined below) in debt securities and 75% of its Managed Assets in higher quality, non-convertible debt securities. These higher quality, non-convertible debt securities consist of (a) debt securities rated, at the time of purchase, within the four highest grades as determined by a nationally recognized statistical ratings organization (“NRSRO Rated Securities”), (b) short-term debt securities which are not NRSRO Rated Securities, but which are obligations of issuers having, at the time of purchase, any NRSRO Rated Securities, (c) U.S. government debt securities, and (d) bank debt securities. The balance of the Acquired Fund’s investments in debt securities may be unrated or below investment grade. For the Acquired Fund, “Managed Assets” means net assets, plus the proceeds from borrowings and the issuance of senior securities for investment purposes.

The Acquiring Fund, under normal market conditions, invests at least 80% of its Managed Assets (as defined below) in loans and fixed-income instruments or other instruments, including derivative instruments, with similar economic characteristics. The Acquiring Fund invests primarily in first- and second-lien secured loans, unsecured loans and high-yield corporate debt instruments of varying maturities. Such higher-yield debt securities will often be unrated or below investment grade. During temporary defensive periods, the Acquiring Fund may invest all or a portion of its assets in certain short-term and medium-term debt securities, such as U.S. government bonds, bank deposits and obligations, short-term corporate debt, repurchase agreements, and shares of money market funds. For the Acquiring Fund, “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

The Acquired Fund and Acquiring Fund both may use leverage; however, the Acquired Fund currently has no leverage outstanding whereas as of August 30, 2024, the Acquiring Fund uses leverage through a credit facility and mandatory redeemable preferred stock representing 35% of the Acquiring Funds’ Managed Assets.

Please see “Comparison of the Funds” in the Proxy Statement/Prospectus for additional information.

Q:	How will the Reorganization be effected?

A:

Assuming Acquired Fund shareholders approve the Reorganization, the Acquired Fund will transfer at net asset value all of its assets to the Acquiring Fund in exchange for common shares of the Acquiring Fund (although shareholders may receive cash for fractional shares of the Acquiring Fund) and any Cash Consideration as defined below.

Acquired Fund shareholders will be entitled to receive in exchange for each of their outstanding shares of Acquired Fund shares either (i) shares of Acquiring Fund common stock, which shall be based on the relative per share NAVs of the Acquired Fund and the Acquiring Fund (i.e., the value received shall be equal to 100% of the NAV per share of the Acquired Fund common stock) (“Stock Consideration”), or (ii) an amount of cash equal to 98% of the NAV per share of the Acquired Fund common stock (“Cash Consideration”). Acquired Fund shareholders’ right to elect to receive Cash Consideration is subject to the adjustment and proration procedures set forth in the Reorganization Agreement to ensure that the total number of shares of Acquired Fund common stock converted into the right to receive Cash Consideration will not exceed 535,736 shares (representing five percent (5%) of the outstanding shares of Acquired Fund common stock immediately prior to the closing of the Reorganization).

Following the Reorganization, the Acquired Fund will be dissolved and terminated as soon as reasonably practicable in accordance with its organizational documents and the 1940 Act.

Following the Reorganization, Acquired Fund shareholders who receive Stock Consideration will become shareholders of the Combined Fund and will receive newly issued common shares of the Acquiring Fund the aggregate net asset value (“NAV”) (not the market value) of which will equal the aggregate NAV (not the market value) of the common shares of the Acquired Fund you held immediately prior to the Reorganization (except for any Cash Consideration received and cash received for fractional shares of the Acquiring Fund held).

Q:	How will the Reorganization affect the value of my investment?

A:

The Reorganization Agreement sets forth that at the closing of the Reorganization the Acquired Fund assets will be valued in accordance with the Acquired Fund’s valuation procedures as approved by the Board of Trustees of the Acquired Fund. Upon the consummation of the Reorganization, the assets transferred to the Acquiring Fund will be valued pursuant to the Acquiring Fund’s valuation procedures as approved by the Board of Trustees of the Acquiring Fund. The Reorganization will be accounted for as an asset acquisition in accordance with the asset acquisition method of accounting as detailed in the Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) Subtopic 805-50.

Q:	At what prices have common shares of the Acquired Fund and common shares of the Acquiring Fund historically traded?

A:

Common shares of each Fund have from time to time traded below their NAVs. As of October 31, 2024, the Acquired Fund common shares were trading at a 2.32% discount to its NAV and the Acquiring Fund common shares were trading at a 2.57% premium to its NAV. There can be no assurance that, after the Reorganization, common shares of the Combined Fund will trade at, above or below NAV. The market value of the common shares of the Combined Fund may be more or less than the market value of the common shares of either the Acquiring Fund or the Acquired Fund prior to the Reorganization.

To the extent the Acquired Fund is trading at a discount to its NAV and the Acquiring Fund is trading at a premium to its NAV at the time of the Reorganization, Acquired Fund shareholders would have the potential for an economic benefit. To the extent the Acquired Fund is trading at a premium to its NAV and the Acquiring Fund is trading at a discount to its NAV at the time of the Reorganization, the Acquired Fund shareholders would lose the economic benefit. Additionally, among other potential consequences of the Reorganization, portfolio transitioning due to the Reorganization may result in capital gains or losses, which may have federal income tax consequences for shareholders of the Combined Fund.

Please see “Share Price Data” in the Proxy Statement/Prospectus for additional information.

Q:	Will the Reorganization impact Fund distributions to shareholders?

A:

The Funds have different policies with respect to the payment of dividends on their shares. The Acquired Fund currently pays a quarterly distribution whereas the Acquiring Fund currently pays a monthly distribution. The Combined Fund intends to make its first distribution to shareholders in the month immediately following the Reorganization. In addition, the Combined Fund expects to follow the same frequency of payments as the Acquiring Fund and make monthly distributions to shareholders.

Prior to the closing of the Reorganization, the Acquired Fund expects to declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the date of the Reorganization’s closing. All or a portion of such distribution may be taxable to the Acquired Fund’s shareholders for U.S. federal income tax purposes.

Q:	Who will manage the Combined Fund’s portfolio?

A:

The Combined Fund will be advised by KKR Credit Advisors (US) LLC, the Acquiring Fund’s adviser. Furthermore, the Acquiring Fund’s portfolio management team will be primarily responsible for the day-to-day management of the Combined Fund’s portfolio.

Q:	Will there be any significant portfolio transitioning in connection with the Reorganization?

A:

Following the Reorganization, the Combined Fund expects to realign its portfolio in a manner consistent with its investment strategies and policies, which will be the same as the Acquiring Fund’s strategies and policies. The Combined Fund may not be invested consistent with its investment strategies or the Acquiring Fund Manager’s investment approach while such realignment occurs. The realignment is anticipated to take up to two months following the closing of the Reorganization, based on current market conditions and assuming that the Acquired Fund’s holdings are the same as of August 30, 2024. Sales and purchases of less liquid securities could take longer. Based on the Acquired Fund’s holdings as of August 30, 2024, the Combined Fund expects to sell approximately 100% of the Acquired Fund’s portfolio following the closing of the Reorganization. If the Reorganization was completed on August 30, 2024, the expected cost (including any transaction costs) to sell 100% of the Acquired Fund’s holdings following the closing of the Reorganization, which is estimated to equal 23% of the Combined Fund’s portfolio, would be approximately $466,000 (or 0.09% of the estimated NAV of the Combined Fund as of August 30, 2024) or $0.011 per share of the Combined Fund. To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases of portfolio securities made in connection with the Reorganization, these will be borne by (i) the Acquired Fund with respect to the sales and purchases conducted before the close of regular trading on the New York Stock Exchange on the Closing Date (the “Effective Time”) and (ii) the Combined Fund with respect to sales and purchases conducted at or after the Effective Time. The portfolio transitioning may result in capital gains or losses, which may have federal income tax consequences for shareholders of the Combined Fund.

Q:	Will I have to pay any sales load or commission in connection with the Reorganization?

A:	No. You will pay no sales load or commission in connection with the Reorganization.

Q:	Who will pay for the costs associated with the Reorganization?

A:

Except as otherwise set forth in the Reorganization Agreement or unless otherwise agreed in writing, each of the Acquiring Fund Manager and the Acquired Fund Manager shall pay its own direct and indirect expenses incurred by it in connection with the preparation and negotiation of this Agreement and the consummation of the transactions contemplated by this Agreement, including all fees and expenses of its advisors and representatives. To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases of portfolio securities made in connection with the Reorganization, these will be borne by (i) the Acquired Fund with respect to sales and purchases conducted before the Effective Time and (ii) the Combined Fund with respect to sales and purchases conducted at or after the Effective Time.

In addition, the Acquiring Fund is expected to bear a portion of the costs and expenses associated with the Reorganization. The Acquiring Fund will bear up to $250,000 of such costs and expenses. The Acquiring Fund and the Acquiring Fund Manager will bear equally all costs and expenses incurred (i) with respect to the registration of the shares of the Acquiring Fund to be issued in connection with the Reorganization and the filing of any proxy solicitation materials, including any filing fees associated with the filing of the Proxy Statement/Prospectus or any other registration statement or proxy solicitation materials as may be necessary in connection with the Reorganization and (ii) all expenses for preparation, printing and distributing any proxy and proxy solicitation materials in connection with the Reorganization, provided that, the budget for such proxy and proxy solicitation materials shall be determined by the Acquiring Fund after reasonable consultation with the Acquired Fund. However, the Acquiring Fund Manager has agreed to bear or reimburse the Acquiring Fund for all such direct expenses in excess of $250,000.

Any expenses or costs related to the winding up or dissolution of the Acquired Fund after the Effective Time shall be paid by the Acquired Fund Manager.

Q:	Is the Reorganization expected to be taxable to the shareholders of the Acquired Fund?

A:

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. This means it is expected that shareholders of the Acquired Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares in the Acquired Fund for shares of the Acquiring Fund in connection with the Reorganization except that gain (but not loss) will be recognized by U.S. shareholders in an amount not to exceed the amount of cash received as part of the Cash Consideration and gain or loss generally will be recognized with respect to cash received in lieu of fractional shares.

v

As a condition to the Acquired Fund’s obligation to consummate the Reorganization, the Acquired Fund and the Acquiring Fund will receive an opinion from legal counsel to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, the transactions contemplated by the Reorganization Agreement constitute a tax-free reorganization for federal income tax purposes. Despite this opinion, there can be no assurances that the U.S. Internal Revenue Service will deem the exchanges to be tax-free. For further information about the federal income tax consequences of the Reorganization, see “Material Federal Income Tax Consequences” below.

Prior to the closing date of the Reorganization, the Acquired Fund will be required to declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to the Acquired Fund’s shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the closing date (whether or not the Acquired Fund is required to make an actual distribution of cash (which will be dependent on the amount and character of the Acquired Fund’s prior distributions)), all of its net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income, if any, through the Closing Date. Such a distribution may be taxable to the Acquired Fund’s shareholders for U.S. federal income tax purposes depending on each shareholder’s individual tax situation.

In addition, following the Reorganization, the Combined Fund may generate net capital gains or losses as a result of the portfolio realignment discussed above.

The actual tax consequences as a result of portfolio repositioning after the closing of the Reorganization are dependent on the portfolio composition of the Acquired Fund at the time of closing and market conditions. Net capital gain (i.e., gains in excess of capital loss carryforwards), if any, resulting from the realignment coupled with the results of the Acquiring Fund’s normal operations during the tax year following the close of the Reorganization would be distributed to the shareholders of the Combined Fund post-Reorganization in connection with the annual distribution requirements under U.S. federal tax laws.

Q:	How are the Stock Consideration and the Cash Consideration determined?

A:

The Stock Consideration will be determined based on the relative NAVs per share of each Fund on the business day prior to the closing of the Reorganization, pursuant to the Reorganization Agreement. As of October 31, 2024, the Acquiring Fund’s NAV per share was $13.60 and the Acquired Fund’s NAV per share was $17.71. For illustrative purposes, if these were the NAVs on the business day prior to closing of the Reorganization, then Acquired Fund common stockholders who elect Stock Consideration would be issued approximately 1.30 shares of the Acquiring Fund for each share of the Acquired Fund.

The Cash Consideration will be determined based on the NAV per share of the Acquired Fund common stock on the business day prior to the closing of the Reorganization (and will equal 98% of the NAV per share), pursuant to the Reorganization Agreement. For illustrative purposes, if the NAV per share of the Acquired Fund as of August 30, 2024, was the NAV on the business day prior to closing of the Reorganization, then the Acquired Fund common stockholders who elect Cash Consideration would receive approximately $17.65 for each share of the Acquired Fund, subject to proration.

In the event that the Acquired Fund stockholders elect to receive Cash Consideration for an aggregate number of shares of the Acquiring Fund common stock, which are referred to as cash election shares, in excess of 535,736 shares (representing five percent (5%) of the outstanding shares of the Acquired Fund common stock immediately prior to the closing of the Reorganization), such Acquired Fund stockholders will receive Stock Consideration or Cash Consideration as follows:

•

The maximum number of shares of the Acquired Fund for which Cash Consideration will be received shall not exceed 535,736 shares (representing five percent (5%) of the outstanding Acquired Fund Shares immediately prior to the Closing). Each record holder of the Acquired Fund having made a cash election will be entitled to receive the Cash Consideration in respect of approximately their pro rata portion of the aggregate shares of the Acquired Fund common stock for which Cash Consideration will be received. In some cases, due to rounding, an Acquired Fund stockholder’s pro rata portion may be zero, such that the Acquired Fund stockholder will receive no Cash Consideration with respect to Acquired Fund shares held.

•	With respect to the remainder of each such holder’s cash election shares, the holder will receive Stock Consideration, including cash in lieu of any fractional share, if applicable.

Q:	How do I make an election to receive Cash Consideration or Stock Consideration for my shares?

A:

Prior to the closing of the Reorganization, the Exchange Agent will provide a form of election and appropriate transmittal materials to holders of record of shares of Acquired Fund common stock advising such holders of the procedure for exercising their right to make an election. If you hold shares of Acquired Fund common stock in street name, you will need to follow the procedures established by your broker, bank or other nominee in order to make an election. Once you make an election, it is likely that you will be unable to trade your shares unless you properly revoke the election. Further, for the period of time after the deadline to make such an election occurs and prior to the Reorganization closing, you will not be able to change nor revoke any such election.

To be effective, a form of election must be properly completed, signed and submitted to the Exchange Agent by 5:00 PM (Eastern Time) on the business day that is five business days prior to the closing date for the Reorganization, or such other date and time as the Acquiring Fund may publicly announce with the consent of the Acquired Fund, which is referred to as the election deadline. You can revoke your election before the election deadline by written notice that is sent to and received by the Exchange Agent prior to the election deadline.

A holder of shares of Acquired Fund common stock who makes no election or an untimely election, or is otherwise deemed not to have submitted an effective form of election, or who has validly revoked his or her consideration election but has not properly submitted a new duly completed form of election, will be deemed to have made a stock election.

Q:	How does the Acquired Fund Board suggest that I vote?

A:	The Acquired Fund Board recommends that you vote “FOR” the Proposal.

Q:	How do I vote my proxy?

A:	You may vote in any one of four ways:

•	by mail, by sending the enclosed proxy card, signed and dated, in the enclosed envelope;

•	by phone, by following the instructions set forth on your proxy card;

•	via the Internet, by following the instructions set forth on your proxy card; or

•

in person, by attending the Special Meeting. Please note that shareholders who intend to attend the Special Meeting will need to provide valid identification and, if they hold shares through a bank, broker or other nominee, satisfactory proof of ownership of shares, such as a voting instruction form (or a copy thereof) or a letter from their bank, broker or other nominee or broker’s statement indicating ownership as of October 29, 2024 (the “Record Date”), to be admitted to the Special Meeting.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients may request voting instructions from such customers and clients. You are encouraged to contact your broker-dealer and record your voting instructions.

Q:	Whom do I contact for further information?

A:

If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call EQ Fund Solutions, LLC, the Acquired Fund’s proxy solicitor, at (866) 416-0565 weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING. IN ORDER TO AVOID DELAY AND TO ENSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE.

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, December 5, 2024

PROXY STATEMENT FOR

INSIGHT SELECT INCOME FUND

200 Park Avenue, 7th Floor

New York, New York 10166

(217) 527-1800

PROSPECTUS FOR

KKR INCOME OPPORTUNITIES FUND

555 California Street, 50th Floor

San Francisco, California 94104

(415) 315-3620

[  ], 2024

This combined proxy statement/prospectus (the “Proxy Statement/Prospectus”) is furnished in connection with the solicitation of proxies by the Board of Trustees of Insight Select Income Fund (the “Acquired Fund”), a Delaware statutory trust and a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) to you as a common shareholder of the Acquired Fund. A special meeting (with any postponements or adjournments, the “Special Meeting”) of shareholders of the Acquired Fund is scheduled to be held at the offices of Troutman Pepper Hamilton Sanders LLP, counsel to the Acquired Fund, located at 400 Berwyn Park, 899 Cassatt Road, Berwyn, Pennsylvania on January 10, 2025, at 9:00 a.m. Eastern Time. At the Special Meeting, shareholders will be asked to consider and to vote on the below proposal (the “Proposal”). If you are unable to attend the Special Meeting, the Board of Trustees of the Acquired Fund (the “Board”) requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet. The approximate mailing date of this Proxy Statement/Prospectus is [  ], 2024.

To approve an Agreement and Plan of Reorganization providing for the transfer at net asset value of all of the assets and certain liabilities of the Acquired Fund to KKR Income Opportunities Fund (the “Acquiring Fund” and together with the Acquired Fund, the “Funds”) (the “Reorganization”).

Shareholders of record as of the close of business on October 29, 2024, the record date (the “Record Date”), are entitled to notice of and to vote at the Special Meeting.

Shareholders of the Acquired Fund are being asked to consider and vote on an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the Reorganization would be accomplished. The aggregate net asset value (“NAV”) (not the market value) of Acquiring Fund common shares received by the shareholders of the Acquired Fund in the Reorganization would equal the aggregate NAV (not the market value) of the Acquired Fund common shares held immediately prior to the Reorganization (although shareholders may receive cash for fractional shares, which may be taxable).

At the closing of the Reorganization, the Reorganization Agreement sets forth that the Acquired Fund assets will be valued in accordance with the Acquired Fund’s valuation procedures as approved by the Board of the Acquired Fund. Upon the consummation of the Reorganization, the assets transferred to the Acquiring Fund will be valued pursuant to the Acquiring Fund’s valuation procedures as approved by the Board of Trustees of the Acquiring Fund.

The Acquired Fund will use commercially reasonable efforts to discharge, or make provisions for, all of its known liabilities and obligations prior to the closing of the Reorganization. To the extent the Acquired Fund is unable to discharge or make provisions for any such liability or obligation prior to the Reorganization, the Acquiring Fund will assume all remaining liabilities and obligations of the Acquired Fund other than (a) any obligation of the Acquired Fund to make the distributions contemplated by the Reorganization Agreement or to perform other obligations under the Reorganization Agreement and (b) any expenses required to be borne by the Acquired Fund or the Acquired Fund Manager after the Reorganization.

There are some substantial differences between the Acquired Fund and the Acquiring Fund. In particular, they have different investment advisers. Insight North America LLC (the “Acquired Fund Manager”) is the investment adviser of the Acquired Fund, and KKR Credit Advisors (US) LLC (the “Acquiring Fund Manager”) is the investment adviser of the Acquiring Fund. The Funds have similar investment objectives but substantially different principal investment strategies and principal risks.

Each Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a Delaware statutory trust and a diversified closed-end management investment company. The Acquiring Fund was organized on March 17, 2011, and the Acquired Fund was organized on June 7, 1971. Each Fund’s common shares are listed on the New York Stock Exchange. It is anticipated that shares of the Acquired Fund will cease trading on the NYSE beginning several days prior to the closing date of the Reorganization.

The Acquired Fund’s primary investment objective is to seek a high rate of return, primarily from interest income and trading activity, from a portfolio principally consisting of debt securities. The Acquiring Fund’s principal investment objective is to seek a high level of current income with a secondary objective of capital appreciation.

The common shares of the Acquiring Fund are listed on the New York Stock Exchange (the “NYSE”) under the ticker symbol “KIO” and will continue to be so listed following the Reorganization. The common shares of the Acquired Fund are listed on the NYSE under the ticker symbol “INSI” and would be delisted from the NYSE following the Reorganization. Shareholder reports, proxy statements and other information concerning Funds can be inspected at the NYSE.

The following documents have been filed with the Securities and Exchange Commission (“SEC”):

•	the Statement of Additional Information, dated [ ], 2024, relating to this Proxy Statement/Prospectus which is incorporated into this Proxy Statement/Prospectus by reference;

•	the Semi-Annual Report to shareholders of the Acquired Fund for the fiscal period ended September 30, 2024 (Investment Company Act File No. 811-02201; Accession No. 0001133228-24-010334);

•	the Annual Report to shareholders of the Acquired Fund for the fiscal period ended March 31, 2024 (Investment Company Act File No. 811-02201; Accession No. 0001133228-24-005377);

•	the Semi-Annual Report to shareholders of the Acquiring Fund for the fiscal period ended April 30, 2024 (Investment Company Act File No. 811-22543; Accession No. 0001515940-24-000005); and

•	the Annual Report to shareholders of the Acquiring Fund for the fiscal period ended October 31, 2023 (Investment Company Act File No. 811-22543; Accession No. 0001515940-23-000014).

Additionally, copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge:

for the Acquiring Fund:

By Phone:	(855) 862-6092
By Mail:	KKR Income Opportunities Fund
c/o KKR Credit Advisors (US) LLC 555 California Street, 50th Floor
San Francisco, California 94104
By Internet:	https://www.kkrfunds.com/kio/

for the Acquired Fund:

By Phone:	(866) 333-6685
By Mail:	Insight Select Income Fund
200 Park Avenue, 7th Floor
New York, New York 10166
By Internet:	https://www.insightinvestment.com/united-states/capabilities/multi-sector-fi/select-income/insight-select-income-fund/

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. You also may view or obtain the foregoing documents from the SEC:

By e-mail:	publicinfo@sec.gov (duplicating fee required)
By Internet:	www.sec.gov

This Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund. This Proxy Statement/Prospectus sets forth concisely the information that shareholders of the Acquired Fund should know before voting on the Proposal. Please read it carefully and retain it for future reference. No person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROPOSAL

To approve a Reorganization Agreement providing for the transfer at net asset value of all of the assets and certain liabilities of the Acquired Fund to the Acquiring Fund.

Synopsis

The Board of each Fund, including the Trustees who are not “interested persons” of each Fund (as defined in the 1940 Act) (the “Independent Trustees”), has approved the Reorganization Agreement. The Acquiring Fund as it would exist after the Reorganization is referred to as the “Combined Fund.”

Acquired Fund shareholders will be entitled to receive in exchange for each of their outstanding shares of Acquired Fund shares either (i) shares of Acquiring Fund common stock, which shall be based on the relative per share NAVs of the Acquired Fund and the Acquiring Fund (i.e., the value received shall be equal to 100% of the NAV per share of the Acquired Fund common stock) (“Stock Consideration”), or (ii) an amount of cash equal to 98% of the NAV per share of the Acquired Fund common stock (“Cash Consideration”). Acquired Fund shareholders’ right to elect to receive Cash Consideration is subject to the adjustment and proration procedures set forth in the Reorganization Agreement to ensure that the total number of shares of Acquired Fund common stock converted into the right to receive Cash Consideration will not exceed 535,736 shares (representing five percent (5%) of the outstanding shares of Acquired Fund common stock immediately prior to the closing of the Reorganization).

Subject to approval of the Reorganization Agreement by the shareholders of the Acquired Fund, the Reorganization Agreement provides for:

•	the transfer at net asset value of all of the assets and certain liabilities of the Acquired Fund to the Acquiring Fund;

•	the distribution of common shares of the Acquiring Fund to the shareholders of the Acquired Fund; and

•	the complete liquidation of the Acquired Fund.

It is expected that the Reorganization will occur in the fourth quarter of 2024 or the first quarter of 2025. It is anticipated that shares of the Acquired Fund will cease trading on the NYSE beginning several days prior to the closing date of the Reorganization.

At the closing of the Reorganization, the Reorganization Agreement sets forth that the Acquired Fund assets will be valued in accordance with the Acquired Fund’s valuation procedures as approved by the Board of the Acquired Fund. Upon the consummation of the Reorganization, the assets transferred to the Acquiring Fund will be valued pursuant to the Acquiring Fund’s valuation procedures as approved by the Board of Trustees of the Acquiring Fund. The Reorganization will be accounted for as an asset acquisition in accordance with the asset acquisition method of accounting as detailed in the Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) Subtopic 805-50.

The Acquired Fund will use commercially reasonable efforts to discharge, or make provisions for, all of its known liabilities and obligations prior to the closing of the Reorganization. To the extent the Acquired Fund is unable to discharge or make provisions for any such liability or obligation prior to the Reorganization, the Acquiring Fund will assume all remaining liabilities and obligations of the Acquired Fund other than (a) any obligation of the Acquired Fund to make the distributions contemplated by the Reorganization Agreement or to perform other obligations under the Reorganization Agreement and (b) any expenses required to be borne by the Acquired Fund or the Acquired Fund Manager after the Reorganization.

Following the Reorganization, the Combined Fund expects to realign its portfolio in a manner consistent with its investment strategies and policies, which will be the same as the Acquiring Fund’s strategies and policies. The Combined Fund may not be invested consistent with its investment strategies or the Acquiring Fund Manager’s investment approach while such realignment occurs. Based on the Acquired Fund’s holdings as of August 30, 2024, the Combined Fund expects to sell approximately 100% of the Acquired Fund’s portfolio following the closing of the Reorganization. To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases of portfolio securities made in connection with the Reorganization, these will be borne by (i) the Acquired Fund with respect to sales and purchases conducted before the close of regular trading on the New York Stock Exchange on the Closing Date, (the “Effective Time”) and (ii) the Combined Fund with respect to sales and purchases conducted at or after the Effective Time. Portfolio transitioning may result in capital gains or losses, which may have federal income tax consequences for shareholders of the Acquired Fund and the Combined Fund.

The actual tax consequences as a result of portfolio repositioning after the closing of the Reorganization are dependent on the portfolio composition of the Acquired Fund at the time of closing and market conditions. Net capital gain (i.e., gains in excess of capital loss carryforwards), if any, resulting from the realignment coupled with the results of the Acquiring Fund’s normal operations during the tax year following the close of the Reorganization would be distributed to the shareholders of the Combined Fund post-Reorganization in connection with the annual distribution requirements under U.S. federal tax laws.

The Acquired Fund’s principal investment objective seek a high rate of return, primarily from interest income and trading activity, from a portfolio principally consisting of debt securities. The Acquiring Fund’s primary investment objective is to seek a high level of current income with a secondary objective of capital appreciation.

The Acquired Fund invests, under normal market conditions, at least 80% of its Managed Assets (as defined below) in debt securities and 75% of its Managed Assets in higher quality, non-convertible debt securities (including bonds and debentures). For the Acquired Fund, “Managed Assets” means net assets, plus the proceeds from borrowings and the issuance of senior securities for investment purposes. The Acquiring Fund, under normal market conditions, invests at least 80% of its Managed Assets (as defined below) in loans and fixed-income instruments or other instruments, including derivative instruments, with similar economic characteristics. The Acquiring Fund invests primarily in first- and second-lien secured loans, unsecured loans and high-yield corporate debt instruments of varying maturities. For the Acquiring Fund, “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

The Acquired Fund and Acquiring Fund both may use leverage; however, the Acquired Fund currently has no leverage outstanding whereas as of August 30, 2024, the Acquiring Fund uses leverage through a credit facility and mandatory redeemable preferred stock representing 35% of the Acquiring Funds’ Managed Assets.

It is expected that shareholders of the Acquired Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares in the Acquired Fund for shares of the Acquiring Fund in connection with the Reorganization except that gain (but not loss) will be recognized by U.S. shareholders in an amount not to exceed the amount of cash received as part of the Cash Consideration and gain or loss generally will be recognized with respect to cash received in lieu of fractional shares. In connection with the Reorganization, the Combined Fund shall not issue share certificates representing shares of the Combined Fund.

As a condition to the closing of the Reorganization, the Acquired Fund and the Acquiring Fund will receive an opinion from the Acquiring Fund’s counsel Dechert LLP (based on certain facts, assumptions and representations) to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, the transactions contemplated by the Reorganization Agreement constitute a tax-free reorganization within the meaning of section 368(a) of the Code. There can be no assurance that the U.S. Internal Revenue Service (“IRS”) will deem the exchanges to be tax-free. You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax adviser about other state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only. For further information about the federal income tax consequences of the Reorganization, see “Material Federal Income Tax Consequences” below.

Prior to the date of the Reorganization’s closing, the Acquired Fund may declare one or more distributions to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the date of the Reorganization’s closing.

Vote Required for the Proposal

The Proposal will require the affirmative vote of a majority of the shares of the Acquired Fund voted when a quorum is present at the Special Meeting. For additional information regarding voting requirements, see “Voting Information and Requirements.”

COMPARISON OF THE FUNDS

Investment Objectives

The Acquired Fund’s primary investment objective is to seek a high rate of return, primarily from interest income and trading activity, from a portfolio principally consisting of debt securities. The Acquiring Fund’s primary investment objective is to seek a high level of current income with a secondary objective of capital appreciation.

Both Funds’ investment objectives are not fundamental and may be changed without shareholder approval. There can be no assurance that a Fund will achieve its objective.

Principal Investment Strategies

The Funds have different principal investment strategies. The Acquired Fund invests, under normal market conditions, at least 80% of its Managed Assets (as defined below) in debt securities and 75% of its Managed Assets in higher quality, non-convertible debt securities (including bonds and debentures). For the Acquired Fund, “Managed Assets” means net assets, plus the proceeds from borrowings and the issuance of senior securities for investment purposes.

The Acquiring Fund, under normal market conditions, invests at least 80% of its Managed Assets (as defined below) in loans and fixed-income instruments or other instruments, including derivative instruments, with similar economic characteristics. The Acquiring Fund invests primarily in first- and second-lien secured loans, unsecured loans and high-yield corporate debt instruments of varying maturities. For the Acquiring Fund, “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

Please see “Leverage” below for additional information regarding the Funds’ strategies with respect to use of leverage.

The following table shows the principal investment strategies of each Fund.

Acquired Fund	Acquiring Fund

Under normal market conditions, the Fund invests at least 80% of its Managed Assets (defined below) in debt securities (the “80% Policy”). Seventy-five percent of the Fund’s Managed Assets will be invested in following types of higher quality, non-convertible debt securities (including bonds and debentures):

•  debt securities (with or without attached warrants) rated, at the time of purchase, within the four highest grades as determined by a nationally recognized statistical ratings organization, such as Moody’s (i.e., Aaa, Aa, A or Baa) or Standard & Poor’s (i.e., AAA, AA, A or BBB) (collectively, the “NRSRO Rated Securities”);

•  short-term debt securities (“debentures”) which are not NRSRO Rated Securities, but which are obligations of issuers having, at the time of purchase, any NRSRO Rated Securities and which debentures are considered by the Adviser to have an investment quality comparable to NRSRO Rated Securities;

•  obligations of the United States Government, its agencies or instrumentalities; and

•  bank debt securities (with or without attached warrants) which, although not NRSRO Rated Securities, are considered by the Adviser to have an investment quality comparable NRSRO Rated Securities.

“Managed Assets” means net assets, plus the proceeds from borrowings and the issuance of senior securities for investment purposes. The ratings criteria described above apply at the time of acquisition of the security. In the event that a security held in this portion of the Fund’s portfolio is downgraded to below Baa or BBB, the Fund will no longer include such security in this portion of the Fund’s portfolio.

The Fund seeks to achieve its investment objectives by employing a dynamic strategy of investing in a targeted portfolio of loans and fixed-income instruments of U.S. and non-U.S. issuers and implementing hedging strategies in order to seek to achieve attractive risk-adjusted returns.

Under normal market conditions, the Fund invests at least 80% of its Managed Assets in loans and fixed-income instruments or other instruments, including derivative instruments, with similar economic characteristics (the “80% Policy”). “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes). The Fund invests primarily in first- and second-lien secured loans, unsecured loans and high-yield corporate debt instruments of varying maturities. The Fund tactically and dynamically allocates its assets in varying types of credit instruments based on its analysis of the credit markets, which may result in the Fund’s portfolio becoming concentrated in a particular type of credit instrument (such as senior secured floating rate and fixed-rate loans (“Senior Loans”) or corporate bonds) and substantially less invested in other types of credit instruments. The instruments in which the Fund invests may be rated investment grade or below investment grade by a nationally recognized statistical rating organization (an “NRSRO”), or unrated. The Fund’s investments in below investment grade loans and fixed-income instruments are commonly referred to as “high-yield” or “junk” instruments and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. The Fund may invest in debt instruments of financially troubled companies (sometimes known as “stressed” or “distressed” securities). The Fund also may invest in common stocks and other equity securities, including preferred stocks. The Fund seeks to tactically and dynamically allocate capital across companies’

Acquired Fund	Acquiring Fund

The Fund does not expect that the value of warrants in this part of its portfolio will often be significant.

The balance of the Fund’s investments is expected to be principally in debt securities that do not meet the standards described above and in preferred stocks which may be convertible or may be accompanied by warrants or other equity securities. Any securities in this part of the portfolio may be of lower quality and may not be rated by any NRSRO.

Fixed-income securities rated below Baa/BBB are considered below investment grade (“high yield” or “junk” bonds). All warrants remaining after sale of the securities to which they were attached and common stocks acquired on conversion or exercise of warrants will be included in this part of the Fund’s portfolio. Any such warrants or common stocks may be held until a long-term holding period has been established for tax purposes, after which they ordinarily will be sold.

From time to time, the Fund may also purchase futures contracts, including interest rate futures, (“futures contracts”) and related options thereon, to hedge the Funds interest rate risk and/or duration risk. A futures contract sale creates an obligation by the Fund, as a seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price.

The Fund has established a credit facility secured by a portion of the Fund’s portfolio investments from which the Fund will be able to borrow money to be invested pursuant to the Fund’s investment strategy. The Fund is permitted to borrow up to the limit permitted under the 1940 Act.

The Fund focuses on a relative value strategy. The Fund seeks to identify opportunities to purchase securities with high risk-adjusted yields across various fixed income sectors in order to maintain and increase the Fund’s income, and therefore the Fund’s dividend payment. In constructing the Fund’s portfolio, the Adviser relies primarily on proprietary, internally-generated credit research. This credit research focuses on both industry/sector analysis and detailed individual security selection. The fund’s Adviser seeks to identify investment opportunities for the Fund based on its evaluation of the relative value of securities. The Adviser analyzes individual issuer credit risk based on factors such as management depth and experience, competitive advantage, market and product position and overall financial strength. The Adviser may supplement its internal research with external, third-party credit research and related credit tools.

The Fund’s average duration is expected to be near the duration of the Bloomberg U.S. Credit Index which is the Fund’s benchmark. On March 31, 2024, the Fund’s duration capital structures where KKR Credit Advisors (US) LLC (the “Adviser”) believes its due diligence process has identified compelling investment opportunities, including where the Adviser has identified issuer distress, event-driven misvaluations of securities or capital market inefficiencies.

The Fund may invest in any one or in any combination of fixed-rate and floating rate fixed-income instruments; listed and unlisted corporate debt obligations; convertible securities; collateralized debt obligations (“CDOs”), collateralized bond and collateralized loan obligations; bank obligations; U.S. government securities and debt issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia); preferred securities and trust preferred securities; structured securities; and when-issued securities and forward commitments. The Fund may engage in short sales for investment and risk management purposes. The Fund may also invest in securities of exchange-traded funds (“ETFs”) and closed-end funds to the extent permitted by law. The Adviser will periodically rebalance the Fund’s allocation of assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets in order to seek to optimize the Fund’s allocation to credit instruments that the Adviser believes are positioned to contribute to the achievement of the Fund’s investment objectives under the market conditions existing at the time of investment.

The Adviser, a subsidiary of KKR & Co. Inc. (together with the Adviser and its other affiliates, “KKR”), utilizes KKR’s global network of resources, due diligence skills, intellectual capital and experience in investing to seek to achieve the Fund’s investment objectives. The Adviser employs a fundamentally-driven investment philosophy which is based on deep credit underwriting and rigorous financial analysis. Because KKR has deep experience in credit and private equity underwriting, the Adviser’s investment approach is designed to incorporate valuable characteristics of both. The Adviser will seek to reallocate the portfolio of the Fund to opportunistically emphasize those investments, categories of investments and geographic exposures believed to be best suited to the current investment and interest rate environment and market outlook. The Fund invests globally in U.S. and non-U.S. issuers’ obligations, including those of emerging market issuers, and such obligations may be U.S. dollar denominated as well as non-U.S. dollar denominated.

In pursuing its investment objectives or for hedging purposes, the Fund may engage in short selling and may invest in various types of derivatives, including structured products, swaps, forward contracts, futures contracts and options. Derivative instruments will be counted toward the 80% Policy to the extent they have economic characteristics similar to the securities included within the 80% Policy. For purposes of the 80% Policy, the Fund values its derivative instruments based on their market value.

Acquired Fund	Acquiring Fund

was 7.07 years and the duration of the Fund’s benchmark was 6.84 years. The Adviser expects that the Fund’s duration will remain between 4 and 8 years; however, the Fund’s duration may be lengthened or shortened depending on market conditions. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates. For example, the price of a fixed income fund with a duration of five years would be expected to fall approximately 5% if interest rates rose 1%.

The type of fixed-income securities in which the Fund may invest include: (i) securities issued or guaranteed by the U.S. government, its agencies or government sponsored enterprises (U.S. government securities); (ii) corporate debt securities, including bonds, notes, debentures, convertible securities, preferred stock and corporate commercial paper; issued by U.S. and non-U.S. corporations and other entities, such as master limited partnerships; (iii) mortgage-related securities; (iv) asset-backed securities; (v) inflation indexed bonds issued by governments or corporations; (vi) structured notes (i.e., specially designed debt instruments whose return is determined by reference to an index or security); (vii) bank loans, including participations and assignments; (viii) delayed funding loans and revolving credit facilities; (ix) bank certificates of deposit, fixed time deposits and bankers’ acceptances; (x) repurchase agreements and reverse repurchase agreements; (xi) debt securities issued by states or local governments or their agencies, authorities or other government sponsored enterprises (municipal securities); (xii) obligations of foreign governments or their subdivisions, agencies or government sponsored enterprises; and (xiii) obligations of international agencies or supranational entities. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

The Fund’s 80% policy set forth above may be changed upon 60 days written notice to shareholders.

When the Adviser believes that market conditions make it appropriate, for temporary, defensive purposes the Fund may invest up to 100% of its assets in cash, high quality short-term money market instruments, and in bills, notes or bonds issued by the U.S. Treasury Department or by other agencies of the U.S. Government. When the Fund makes investments for defensive purposes, it may not achieve its investment objective.

The Fund’s investment objectives and investment strategies are not fundamental, unless otherwise noted in the Fund’s SAI, and can be changed without the vote of the Fund’s shareholders by the board of trustees of the Fund (the “Board”).

The Adviser believes that changing investment and interest rate environments over time offer attractive investment opportunities in the markets for credit obligations, as well as varying degrees of investment risk. To both capitalize on attractive investments and effectively manage potential risk, the Adviser believes that the combination of a thorough and continuous credit analysis (including an analysis of an issuer’s ability to make loan or debt payments when due) and the ability to reallocate the portfolio of the Fund among different categories of investments at different points in the credit cycle (i.e., the cycle between overall positive economic environments and less positive economic environments for credit obligations) is critical to achieving higher risk-adjusted returns, including higher current income and/or capital appreciation, relative to other high-yielding investments. The Adviser will seek to reallocate the portfolio of the Fund to opportunistically emphasize those investments, geographies and categories of investments best suited to the current investment and interest rate environment and market outlook.

As part of its investment strategy, the Fund may sell short positions in investments that the Adviser believes will underperform, due to a greater sensitivity to earnings growth of the issuer, default risk and interest rates. The Fund may sell short certain securities, including, but not limited to, U.S. Treasuries, investment grade and high-yield corporate bonds, either for investment and/or hedging and/or financing purposes. The Adviser expects that most of its short investments will be in U.S. Treasuries and investment grade bonds. Because these securities have historically low upward volatility, this may serve to reduce the Fund’s risk of loss from short sales. Short positions in high-yield corporate bonds will have a fixed coupon and may have a longer duration and weighted average life than loan investments. The Adviser may engage in short sales on loans.

The Fund may also use credit default swaps to express a negative credit view on a loan or other investment. If the Fund purchases protection under a credit default swap and no credit event occurs on the reference obligation, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if a credit event occurs on the reference obligation, the Fund (if the buyer of protection) will receive the full notional value of the reference obligation through a cash payment in exchange for the reference obligation or alternatively, a cash payment representing the difference between the expected recovery rate and the full notional value.

Acquired Fund	Acquiring Fund

During an expanding or normal economic cycle, the strategy of buying U.S. and foreign loans and fixed-income instruments that are rated below investment grade is designed to generate a consistent level of monthly income and capital appreciation. However, during general economy or market downturns, the “short” strategy of having sold borrowed securities that the Adviser believes could decline in price may help lessen the impact of a significant decline in the value of the Fund’s long holdings.

The Fund’s portfolio turnover rate may vary from year to year. The Fund generally expects, under normal market conditions, its portfolio turnover to be up to 100%. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. A high portfolio turnover rate increases a fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover.

Distribution Information

The Funds have different policies with respect to the payment of dividends on their shares. The Acquired Fund currently pays a quarterly distribution whereas the Acquiring Fund currently pays a monthly distribution. The Combined Fund intends to make its first distribution to shareholders in the month immediately following the Reorganization. In addition, the Combined Fund expects to follow the same frequency of payments as the Acquiring Fund and make monthly distributions to shareholders.

Prior to the closing of the Reorganization, the Acquired Fund expects to declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the date of the Reorganization’s closing. All or a portion of such distribution may be taxable to the Acquired Fund’s shareholders for U.S. federal income tax purposes.

Please see “Description of Common Shares to be Issued by the Acquiring Fund; Comparison to the Acquired Fund” below for additional information.

Leverage

The Acquired Fund and Acquiring Fund both may use leverage; however, the Acquired Fund currently has no leverage outstanding whereas as of August 30, 2024, the Acquiring Fund uses leverage through a credit facility and mandatory redeemable preferred stock (“MRPS”) representing 35% of the Acquiring Funds’ Managed Assets. The Combined Fund expects to use leverage in the same amount and types as the Acquired Fund. However, there can be no guarantee that the Combined Fund will leverage its assets or, to the extent the Combined Fund utilizes leverage, what percentage of its assets such leverage will represent.

The Acquiring Fund is and the Combined Fund will be permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The Acquiring Fund and Combined Fund each may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment. There can be no assurance that a Fund will use leverage or that its leveraging strategy will be successful during any period in which it is employed.

Senior Securities of the Acquired Fund

The following table sets forth certain information regarding the Acquired Fund’s senior securities as of September 30, 2024, and the end of each of the Acquiring Fund’s prior fiscal years for the last ten fiscal years. The Acquired Fund’s senior securities during this time period are comprised of outstanding indebtedness, which constitutes a “senior security” as defined in the 1940 Act. The information regarding the Acquiring Fund’s senior securities for the last five fiscal years has been audited by Tait, Weller & Baker LLP, the Acquiring Fund’s independent registered public accounting firm. The Acquiring Fund’s audited financial statements, including the report of Tait, Weller & Baker LLP thereon and accompanying notes thereto, are included in the Acquiring Fund’s most recent annual report to shareholders.

Period Ended	Total Amount Outstanding	Asset Coverage Per $1,000(1)	Involuntary Liquidating Preference Per Unit	Average Market Value Per Unit
September 30, 2024	$0	$0	$0	$0
March 31, 2024	0	0	0	0
March 31, 2023	0	0	0	0
March 31, 2022	$5,000,000	$42,970	0	0
March 31, 2021	0	0	0	0
March 31, 2020	0	0	0	0
March 31, 2019	0	0	0	0
March 31, 2018	0	0	0	0
March 31, 2017	0	0	0	0
March 31, 2016	0	0	0	0
March 31, 2015	0	0	0	0

(1)

The asset coverage per $1,000 of debt is calculated by subtracting the Acquired Fund’s liabilities and indebtedness not represented by senior securities from the Acquired Fund’s total assets, dividing the result by the aggregate amount of the Acquired Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 1,000.

Senior Securities of the Acquiring Fund

The following table sets forth certain information regarding the Acquiring Fund’s senior securities as of April 30, 2024, and the end of each of the Acquiring Fund’s prior fiscal years for the last ten fiscal years. The Acquiring Fund’s senior securities during this time period are comprised of outstanding indebtedness and MRPS, which each constitute a “senior security” as defined in the 1940 Act. The information regarding the Acquiring Fund’s senior securities for the last five fiscal years has been audited by Deloitte & Touche LLP, the Acquiring Fund’s independent registered public accounting firm. The Acquiring Fund’s audited financial statements, including the report of Deloitte & Touche LLP thereon and accompanying notes thereto, are included in the Acquiring Fund’s most recent annual report to shareholders.

Period Ended	Total Amount Outstanding	Asset Coverage Per $1,000(1)
Credit Facility
April 30, 2024(4)	$150,835,857	$3,770
October 31, 2023	155,362,318	3,525
October 31, 2022	122,403,850	3,480
October 31, 2021	134,035,260	3,919
October 31, 2020	134,734,849	3,615
October 31, 2019	100,878,946	4,635
October 31, 2018	158,040,632	3,218
October 31, 2017	117,742,123	3,381
October 31, 2016	103,015,444	3,616
October 31, 2015	115,500,000	3,260
October 31, 2014	118,000,000	3,453

Period Ended	Total Amount Outstanding	Asset Coverage Per Preferred Share(2)	Involuntary Liquidating Preference Per Unit	Average Market Value Per Unit(3)
Series A Mandatory Redeemable Preferred Shares
April 30, 2024(4)	$50,000,000	$71	$25	$20
October 31, 2023	50,000,000	67	25	25
October 31, 2022	50,000,000	62	25	25
October 31, 2021	50,000,000	71	25	25
October 31, 2020	50,000,000	66	25	25
October 31, 2019	50,000,000	77	25	25

(1)

The asset coverage per $1,000 of debt is calculated by subtracting the Acquiring Fund’s liabilities and indebtedness not represented by senior securities from the Acquiring Fund’s total assets, dividing the result by the aggregate amount of the Acquiring Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 1,000.

(2)

The asset coverage ratio for a class of senior securities representing stock is calculated by subtracting the Acquiring Fund’s liabilities and indebtedness not represented by senior securities from the Acquiring Fund’s total assets, dividing the result by the aggregate amount of the Acquiring Fund’s senior securities representing indebtedness then outstanding plus the aggregate of the involuntary liquidation preference of senior securities representing stock. With respect to the MRPS, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding MRPS (based on a per share liquidation preference of $25).

(3)	At the end of each fiscal year, the liquidation value per unit approximates the market value of the MRPS.
(4)	The information for the six months ended April 30, 2024 is unaudited.

Portfolio Transitioning

Following the Reorganization, the Combined Fund expects to realign its portfolio in a manner consistent with its investment strategies and policies, which will be the same as the Acquiring Fund’s strategies and policies. The Combined Fund may not be invested consistent with its investment strategies or the Acquiring Fund Manager’s investment approach while such realignment occurs. The realignment is anticipated to take up to two months following the closing of the Reorganization, based on current market conditions and assuming that the Acquired Fund’s holdings are the same as of August 30, 2024. Sales and purchases of less liquid securities could take longer. Based on the Acquired Fund’s holdings as of August 30, 2024, the Combined Fund expects to sell approximately 100% of the Acquired Fund’s portfolio following the closing of the Reorganization. If the Reorganization was completed on August 30, 2024, the expected cost (including any transaction costs) to sell 100% of the Acquired Fund’s holdings following the closing of the Reorganization, which is estimated to equal 23% of the Combined Fund’s portfolio, would be approximately $466,000 (or 0.09% of the estimated NAV of the Combined Fund as of August 30, 2024) or $0.011 per share of the Combined Fund. To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases of portfolio securities made in connection with the Reorganization, these will be borne by (i) the Acquired Fund with respect to sales and purchases conducted before the Effective Time and (ii) the Combined Fund with respect to sales and purchases conducted at or after the Effective Time. The portfolio transitioning may result in capital gains or losses, which may have federal income tax consequences for shareholders of the Combined Fund.

Fees and Expenses

Below is a comparison of the fees and expenses of the Funds before and after the Reorganization based on the expenses for the fiscal period ended September 30, 2024, for the Acquired Fund and the fiscal period ended April 30, 2024, for the Acquiring Fund. The pro forma information for the Combined Fund is as of August 30, 2024. Pro forma combined fees and expenses assume the maximum aggregate amount of Cash Consideration is elected and are estimated in good faith and are hypothetical.

It is important to note that following the Reorganization, shareholders of the Acquired Fund would be subject to the actual fees and expenses of the Acquiring Fund, which may not be the same as the pro forma combined fees and expenses. Future fees and expenses may be greater or lesser than those indicated below.

	Acquired Fund	Acquiring Fund		Pro Forma Combined Fund
Common Shareholder Transaction Expenses
Sales load (as a percentage of the offering price)(1)	None	None		None
Offering expenses (as a percentage of offering price)(1)	None	None		None
Dividend Reinvestment plan fees (per open market purchase transaction fee)	None	$30.00	(2)	$30.00	(2)
Dividend Reinvestment plan fees (per sale transaction fee)	None	$31.95	(2)	$31.95	(2)

Annual expenses (as a percentage of net assets attributable to Common Shares)
Management fee(3)	0.45%	1.70%		1.70%
Interest expenses and payments on borrowing	None	2.90	%(4)	2.79	%(4)
Other expenses(5)	0.42%	0.93%		0.55%
Total annual expenses	0.87%	5.53%		5.04%
Less: management fee waiver	0.00%	0.00%		-0.17	%(6)
Total annual expenses net of management fee waiver	0.87%	5.53%		4.87	%(6)

(1)	No sales load will be charged in connection with the issuance of Acquiring Fund common shares as part of the Reorganization.
(2)

Shareholders will pay a fee of $30.00, which includes any applicable brokerage commissions, in connection with purchases by the DRIP Administrator of common shares on the open market. Shareholders will also pay a fee of $31.95 and any applicable brokerage commissions if you direct the DRIP Administrator to sell your common shares held in a dividend reinvestment account. See “Dividend Reinvestment Plan of the Acquiring Fund.”

(3)

The contractual advisory fee of the Acquired Fund is 0.50% of the first $100,000,000 of the Acquired Fund’s average daily Managed Assets, 0.40% of the Fund’s average daily Managed Assets in excess of $100,000,000 but less than $200,000,000, and 0.30% of the Fund’s average daily Managed Assets in excess of $200,000,000. For the purposes of this calculation, “Managed Assets” means the total assets of the Fund, less its liabilities other than Fund liabilities incurred for investment purposes.

The contractual advisory fee of the Acquiring Fund and the Combined Fund is 1.10% of the Fund’s average daily Managed Assets. “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

In connection with the Reorganization, the Acquiring Fund Manager has contractually agreed to temporarily reduce its Management Fee to an annual rate of 0.99% of the average daily value of the Combined Fund’s Managed Assets for a period of twelve months, effective as of the Closing Date of the Reorganization.

(4)

For the Acquiring Fund, assumes the use of leverage through a credit facility and MRPS representing 35% of Managed Assets at an annual interest rate expense to the Acquiring Fund of 5.5%, which is based on the weighted average interest rate currently applicable under the Acquiring Fund’s existing credit facility and the dividends payable on the MRPS at an annual dividend rate equal to 3.81%.

For the Combined Fund, assumes the use of leverage through a credit facility and MRPS representing 33% of Managed Assets at an annual interest rate expense to the Combined Fund of 5.7%, which is based on the weighted average interest rate currently applicable under the Combined Fund’s existing credit facility and the dividends payable on the MRPS at an annual dividend rate equal to 3.81%.

The actual amount of interest expense borne by a Fund will vary over time in accordance with the level and form of the Fund’s use of leverage and variations in market interest rates.

(5)

The “Other expenses” shown in the table above and related footnotes are based upon estimated expenses for the current fiscal year for each of the Acquiring Fund and the Acquired Fund. The “Other expenses” of the pro forma Combined Fund are estimated in good faith and are hypothetical. There can be no assurance that future expenses will not increase or that any estimated expense savings will be realized.

(6)

In connection with the Reorganization, the Acquiring Fund Manager has contractually agreed to temporarily reduce its Management Fee to an annual rate of 0.99% of the average daily value of the Combined Fund’s Managed Assets for a period of twelve months, effective as of the Closing Date of the Reorganization. After this twelve-month period, this management fee waiver agreement (the “Management Fee Waiver Agreement”) shall terminate unless otherwise agreed to in writing by the Acquiring Fund Manager and the Combined Fund. In addition, the Management Fee Waiver Agreement shall terminate upon termination of the investment advisory agreement between the Acquiring Fund Manager and the Combined Fund. The Acquiring Fund Manager may not seek reimbursement from the Combined Fund with respect to the Management Fee waived.

Expense Example

The following example illustrates the expenses that a shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The example set forth below assumes shares of each Fund were owned as of the completion of the Reorganization (assuming the maximum aggregate amount of Cash Consideration is elected) and uses a 5% annual rate of return as mandated by SEC regulations.*

	1 Year	3 Years	5 Years	10 Years
Acquired Fund	$9	$28	$49	$108
Acquiring Fund	$55	$165	$273	$539
Pro Forma Combined Fund	$49	$150	$250	$502

*

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. The example assumes that the “Total annual expenses” above are accurate and remain the same in the years shown, that all dividends and distributions are reinvested at NAV and the management fee waiver for the Combined Fund is only in effect until twelve months from the Closing Date of the Reorganization, as described in note (6) above. Actual expenses may be greater or less than those assumed. Moreover, a Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

Principal Risks

The principal risks of the Funds are different. Both Funds identify Asset-Backed Securities Risk, Below Investment Grade Instruments Risk, Credit Risk, Cybersecurity, Derivatives Risk, Fixed-Income Instruments Risk, Interest Rate Risk, Investment and Market Risk, Investment Companies Risk, Leverage Risk, Market Discount Risk, Market Disruptions from Natural Disasters or Geopolitical Risks/Economic, Management Risk, Non-U.S. Securities Risk, U.S. Government Debt Securities Risk and Valuation Risk as principal risks. However, the Acquiring Fund identifies additional principal risks, such as Availability of Investment Opportunities; Competition, Convertible Securities Risk, Dependence on Key Personnel Risk, Equity Securities Risk, Event Driven Investing Risk, Mezzanine Securities Risk, Repurchase Agreements Risk, Reverse Repurchase Agreements and Dollar Rolls Risk, Senior Loans Risk, Stressed and Distressed Investments Risk, Structured Products Risk and Subordinated and Unsecured or Partially Secured Loans Risk. The Acquired Fund and the Acquiring Fund may share similar risks but describe them differently or under a different risk heading. A chart showing the risks applicable to each Fund based on section headings is included directly below. Because the chart categorizes risk heading titles only, it is possible that the descriptions of the risks could encompass broader concepts for one Fund compared to the other or include multiple associated risks under a single heading.

Principal Risks	Acquiring Fund	Acquired Fund

Anti-Takeover Provisions	X

Asset-Backed Securities Risk	X	X

Availability of Investment Opportunities; Competition	X

Below Investment Grade Instruments Risk/High Yield Securities Risk	X	X

Borrower Fraud; Covenant-Lite Loans; Breach of Covenant Risk	X

Complex Transactions/Contingent Liabilities/Guarantees and Indemnities	X

Conflicts of Interest Risk	X

Convertible Securities Risk	X

Counterparty and Prime Brokerage Risk	X

Credit Risk	X	X

Credit Derivatives Risk	X

Cybersecurity/Cybersecurity and Operational Risk	X	X

Derivatives Risk	X	X

Dependence on Key Personnel Risk	X

Distressed Debt, Litigation, Bankruptcy and Other Proceedings Risk	X

Principal Risks	Acquiring Fund	Acquired Fund

Duration Risk	X

Emerging Markets Risk	X

Equity Securities Risk	X

European Market Infrastructure Regulation Risk	X

Eurozone Risk	X

Event Driven Investing Risk	X

Fixed-Income Instruments Risk/Fixed-Income Market Risk	X	X

Foreign Currency Risk	X

Government Intervention in the Financial Markets Risk	X

Inflation/Deflation Risk	X

Interest Rate Risk	X	X

Investment and Market Risk/Market Risk	X	X

Investment Companies Risk/ETF and Other Investment Company Risk	X	X

Issuer Risk		X

Legal and Regulatory Risk	X

Lender Liability Risk	X

Leverage Risk	X	X

LIBOR Replacement and Floating Rate Benchmark Risk	X

Liquidity Risk	X	X

Market Developments	X

Market Discount Risk/Risk of Market Price Discount from Net Asset Value	X	X

Market Disruptions from Natural Disasters or Geopolitical Risks/Economic, Geopolitical and Market Events Risk	X	X

Material Risks of Significant Methods of Analysis/Management Risk	X	X

Mezzanine Securities Risk	X

Misconduct of Employees and of Third-Party Service Providers	X

Money Market Funds Risk	X

Mortgage-Backed Securities Risk	X

Non-U.S. Securities Risk/Foreign Investment Risk	X	X

OFAC and FCPA Considerations	X

Options and Futures Risk	X

Portfolio Turnover Risk	X

Prepayment Risk	X

Regulatory Risk — Regulation as a Commodity Pool	X

Repurchase Agreements Risk	X

Reverse Repurchase Agreements and Dollar Rolls Risk	X

RIC-Related Risks of Investments Generating Non-Cash Taxable Income	X

Risks Related to the Fund’s Clearing Broker and Central Clearing Counterparty	X

Risks Relating to Fund’s RIC Status	X

Senior Loans Risk	X

Short Selling Risk	X

Principal Risks	Acquiring Fund	Acquired Fund

Stressed and Distressed Investments Risk	X

Structured Products Risk	X

Subordinated and Unsecured or Partially Secured Loans Risk	X

Swap Risk	X

Uncertain Tax Treatment	X

U.S. Government Debt Securities Risk/Government Securities Risk	X	X

When-Issued Securities and Forward Commitments Risk	X

Valuation Risk	X	X

Although many of the principal risks of each Fund are similar, each Fund uses different terminology to describe the principal risks applicable to such Fund’s principal investment strategy. The actual risks of investing in each Fund depend on the investments held in the Fund’s portfolio and on market conditions, both of which change over time. The principal risks for the Acquiring Fund are summarized below. The principal risks for the Acquired Fund are summarized in Appendix A.

Principal Risks of Investing in the Acquiring Fund

Investment and Market Risk. An investment in the Fund involves a considerable amount of risk. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to his or her investment objectives and personal situation and (ii) consider factors such as his or her personal net worth, income, age, risk tolerance and liquidity needs. The value of the loans and fixed-income instruments, short positions and other securities and derivative instruments owned by the Fund will fluctuate, sometimes rapidly and unpredictably, and such investment is subject to investment risk, including the possible loss of the entire principal amount invested. At any point in time, an investment in the Fund’s common shares could be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of the holders of the Fund’s common shares (“Common Shareholders”) to reinvest dividends. The Fund will also use leverage, which would magnify the Fund’s investment, market and certain other risks.

The Fund is materially affected by market, economic and political conditions and events, such as natural disasters, epidemics and pandemics, globally and in the jurisdictions and sectors in which it invests or operates, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers. For example, COVID-19 adversely impacted, and any future outbreaks could adversely impact, the markets and economy in general, including the companies in which the Fund invests, and could harm Fund performance. Epidemics and pandemics have and may further result in, among other things, travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, quarantines, supply chain disruptions and reduced consumer demand, as well as general concern and uncertainty. Market, economic and political conditions and events are outside the Adviser’s control and could adversely affect the liquidity and value of the Fund’s investments and reduce the ability of the Fund to make attractive new investments.

Ongoing events in the subprime mortgage market and other areas of the fixed income markets have caused significant dislocations, illiquidity and volatility in the leveraged loan and bond markets, as well as in the wider global financial markets. To the extent portfolio companies and other issuers of the Fund’s portfolio investments participate in or have exposure to such markets, the results of their operations could be adversely affected. In addition, to the extent that such economic and market events and conditions reoccur, this would have a further adverse impact on the availability of credit to businesses generally. Global economic conditions could adversely impact the financial resources and credit quality of corporate and other borrowers in which the Fund invests and result in the inability of such borrowers to make principal and interest payments on, or refinance, outstanding debt when due. In the event of such defaults, the Fund could suffer a partial or total loss of their investment in such borrowers, which would, in turn, have an adverse effect on the Fund’s returns. Such economic and market events and conditions also could restrict the ability of the Fund to sell or liquidate investments at favorable times or for favorable prices (although such events and conditions would not necessarily foreclose the Fund’s ability to hold such investments until maturity). It is possible that the value of the Fund’s investments will not generate expected current proceeds or appreciate as anticipated and could suffer a loss. Trends and historical events do not imply, forecast or predict future events and past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by the Adviser will prove correct, and actual events and circumstances can vary significantly.

The Fund will, from time to time, be subject to risk arising from a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution could cause a series of defaults by the other institutions. This is sometimes referred to as “systemic risk” and could adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms and exchanges, with which the Fund interacts on a daily basis.

Market Discount Risk. Common shares of closed-end investment companies like the Fund frequently trade at a discount from their NAV. Common shares of closed-end investment companies like the Fund have traded at prices higher than their NAV during some periods and have traded at prices lower than their NAV during other periods. The Fund cannot assure you that its common shares will trade at a price higher than or equal to NAV in the future. The Fund’s NAV will be reduced immediately following this offering by the sales load and the amount of offering expenses paid by the Fund. In addition to NAV, the market price of the Fund’s common shares may be affected by such factors as distribution levels and stability (which are in turn affected by expenses, regulation affecting the timing and character of Fund distributions and other factors), portfolio credit quality, liquidity, market supply and demand and similar other factors relating to the Fund’s portfolio holdings. The Fund’s market price may also be affected by general market, economic or political conditions. The common shares are designed primarily for long-term investors and should not be viewed as a vehicle for trading purposes. This risk may be greater for investors who sell their common shares in a relatively short period of time after completion of the initial offering. You should not purchase common shares of the Fund if you intend to sell them shortly after purchase.

Fixed-Income Instruments Risk. The Fund invests in loans and other types of fixed-income instruments and securities. Such investments are secured, partially secured or unsecured, can be unrated and, whether or not rated, can have speculative characteristics. The market price of the Fund’s investments changes in response to changes in interest rates and other factors. Generally, when interest rates rise, the values of fixed-income instruments fall and vice versa. In typical interest rate environments, the prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed-income instruments as interest rates change. These risks are more pronounced in a rapidly changing interest rate environment. Most high yield investments pay a fixed rate of interest and are therefore vulnerable to inflation risk.

From time to time, the obligor of a fixed-income instrument will not be able or willing to pay interest or to repay principal when due in accordance with the terms of the associated agreement. An obligor’s willingness and ability to pay interest or to repay principal due in a timely manner will be affected by, among other factors, its cash flow. Commercial bank lenders could be able to contest payments to the holders of other debt obligations of the same obligor in the event of default under their commercial bank loan agreements.

Interest Rate Risk. The Fund’s investments expose the Fund to interest rate risks, meaning that changes in prevailing market interest rates could negatively affect the value of such investments. Factors that can affect market interest rates include, without limitation, inflation, slow or stagnant economic growth or recession, unemployment, money supply, governmental monetary policies, international disorders and instability in U.S. and non-U.S. financial markets. The Fund expects that it will periodically experience imbalances in the interest rate sensitivities of its assets and liabilities and the relationships of various interest rates to each other. In a changing interest rate environment, the Adviser might not be able to manage this risk effectively. If the Adviser is unable to manage interest rate risk effectively, the Fund’s performance could be adversely affected.

Senior Loans Risk. Senior Loans hold the most senior position in the capital structure of a corporation, partnership or other business entity (a “Borrower”). Senior Loans in most circumstances are fully collateralized by assets of the borrower. Thus, they are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors and preferred or common stockholders. Substantial increases in interest rates could cause an increase in loan defaults as borrowers might lack resources to meet higher debt service requirements. The value of the Fund’s assets could also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting borrowers generally. Moreover, the security for the Fund’s investments in secured debt might not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund might not have priority over other creditors as anticipated.

Senior Loans usually include restrictive covenants, which must be maintained by the borrower. The Fund will, from time to time, have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the borrower. Such instruments, unlike certain bonds, usually do not have call protection. This means that such interests, although having a stated term, can be prepaid, often without penalty. The rate of such prepayments will be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.

Senior Loans typically are secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Fund invests in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral could decline below the principal amount of the senior secured term loans subsequent to an investment by the Fund.

Senior Loans generally are not registered with the Securities and Exchange Commission (“SEC”), or any state securities commission and are not listed on any national securities exchange. There is less readily available or reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the “Securities Act”), or registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). No active trading market exists for some Senior Loans, and some Senior Loans are subject to restrictions on resale. A secondary market could be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which could impair the Fund’s ability to realize full value and thus cause a material decline in the Fund’s NAV. In addition, at times, the Fund will not be able to readily dispose of its Senior Loans at prices that approximate those at which the Fund could sell such loans if they were more widely traded and, as a result of such illiquidity, the Fund will, from time to time, have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of Senior Loans, the Fund’s yield could be lower. See “Risk Factors — Below Investment Grade Instruments Risk.”

If legislation or government regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund will be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default.

Credit Risk. The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

The Fund will, from time to time, invest in investments that the Adviser believes are secured by specific collateral, the value of which exceeds the principal amount of the investments at the time of initial investment. There can be no assurance, though, that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment will be released without the consent of the Fund. The Fund, from time to time, also invests in high yield instruments and other unsecured investments, each of which involves a higher degree of risk than Senior Loans. The Fund’s right to payment and its security interest, if any, could be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments will have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment could be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable could operate, or expect to operate, at a loss or have significant variations in operating results, could require substantial additional capital to support their operations or maintain their competitive position or could otherwise have a weak financial condition or be experiencing financial distress.

Leverage Risk. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The Fund will, from time to time, use leverage opportunistically and will choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment.

Under the 1940 Act, the Fund generally may not (1) borrow money in an amount greater than 33 1/3% of the Fund’s Managed Assets or (2) issue preferred shares in an amount, when aggregated with any indebtedness outstanding, greater than 50% of the Fund’s Managed Assets.

The SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies requires the Fund to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless the Fund satisfies a “limited derivatives users” exception. When the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio as discussed above or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the new rule regarding the use of securities lending collateral that may limit the Fund’s securities lending activities. In addition, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, the Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of the Fund’s investments and cost of doing business.

Use of leverage creates an opportunity for increased income and return for Common Shareholders but, at the same time, creates risks, including the likelihood of greater volatility in the NAV and market price of, and distributions on, the common shares. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. In particular, leverage can magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage can cause greater changes in the Fund’s NAV, which will be borne entirely by the Common Shareholders. There can be no assurance that the Fund will use leverage or that its leveraging strategy will be successful during any period in which it is employed. The Fund will, from time to time, be subject to investment restrictions of one or more NRSROs and/or credit facility lenders as a result of its use of financial leverage. These restrictions could impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or portfolio requirements will significantly impede the Adviser in managing the Fund’s portfolio in accordance with its investment objectives and policies. Nonetheless, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, the Fund will not be able to use as much leverage as it otherwise could have, which could reduce the Fund’s investment returns. In addition, the Fund expects that any notes it issues or credit facility it enters into would contain covenants that, among other things, impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on the Fund. These covenants would also likely limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. Such restrictions could cause the Adviser to make different investment decisions than if there were no such restrictions and could limit the ability of the Board and Common Shareholders to change fundamental investment policies.

The costs of a financial leverage program (including the costs of offering preferred shares and notes) will be borne entirely by Common Shareholders and consequently will result in a reduction of the NAV of the common shares. During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory services will be higher than if the Fund did not use leverage because the investment advisory fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes proceeds from (and assets subject to) any credit facility, margin facility, any issuance of preferred shares or notes, any reverse repurchase agreements, dollar rolls or similar transactions. This will create a conflict of interest between the Adviser, on the one hand, and Common Shareholders, on the other hand. To seek to monitor this potential conflict, the Board intends to periodically review the Fund’s use of leverage, including its impact on Fund performance and on the Adviser’s fees.

The Fund can also offset derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund could perform as if it were leveraged. The Fund’s use of leverage could create the opportunity for a higher return for Common Shareholders but would also result in special risks for Common Shareholders and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the return on the common shares will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return on the common shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful.

Subordinated and Unsecured or Partially Secured Loans Risk. The Fund will, from time to time, invest in unsecured loans and secured subordinated loans, including second and lower lien loans. Second lien loans are generally second in line in terms of repayment priority. A second lien loan could have a claim on the same collateral pool as the first lien or it could be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than Senior Loans of the same borrower.

Mezzanine Securities Risk. The Fund expects most of its mezzanine securities and other investments, if any, to be unsecured and made in companies whose capital structures have significant indebtedness ranking ahead of the investments, all or a significant portion of which could be secured. Although the securities and other investments could benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking ahead of the investments and could benefit from cross-default provisions and security over the portfolio company’s assets, some or all of such terms might not be part of particular investments. Mezzanine securities and other investments generally are subject to various risks including, without limitation: (i) a subsequent characterization of an investment as a “fraudulent conveyance;” (ii) the recovery as a “preference” of liens perfected or payments made on account of a debt in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called “lender liability” claims by the issuer of the obligations; and (v) environmental liabilities that arise with respect to collateral securing the obligations.

Below Investment Grade Instruments Risk. The Fund will, from time to time, invest in debt securities and instruments that are rated below investment grade by recognized rating agencies or will be unrated and face ongoing uncertainties and exposure to adverse business, financial or economic conditions and the issuer’s failure to make timely interest and principal payments. Such securities and instruments are generally not exchange-traded and, as a result, trade in the over-the-counter (“OTC”) marketplace, which is less transparent than the exchange-traded marketplace. In addition, the Fund will, from time to time, invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. The Fund’s investments in high yield instruments expose it to a substantial degree of credit risk and interest rate risk. The market values of certain of these lower-rated and unrated debt investments could reflect individual corporate developments to a greater extent and tend to be more sensitive to economic conditions than those of higher-rated investments, which react primarily to fluctuations in the general level of interest rates. Companies that issue such securities are often highly leveraged and might not have available to them more traditional methods of financing. General economic recession or a major decline in the demand for products and services in which the borrower operates would likely have a materially adverse impact on the value of such securities and the ability of the issuers of such securities to repay principal and interest thereon, thereby increasing the incidence of default of such securities. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, could also decrease the value and liquidity of these high yield debt investments.

Stressed and Distressed Investments Risk. The Fund will, from time to time, invest in securities and other obligations of companies that are in significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments could result in significant returns for the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund could lose its entire investment, could be required to accept cash or securities with a value less than the Fund’s original investment and/or could be required to accept payment over an extended period of time. Troubled company investments and other distressed asset-based investments require active monitoring.

Short Selling Risk. Short selling involves a number of risks. Short sales are transactions in which the Fund sells a security or other instrument that it does not own but can borrow in the market. If a security sold short increases in price, the Fund could have to cover its short position at a higher price than the short sale price, resulting in a loss. It is possible that the Fund will not be able to borrow a security that it needs to deliver, or it will not be able to close out a short position at an acceptable price and could have to sell related long positions earlier than it had expected. Thus, the Fund might not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale could fail to honor its contractual terms, causing a loss to the Fund.

Until the Fund replaces a security borrowed in connection with a short sale, it could be required to post cash or liquid assets with a broker. Generally, securities posted with a broker cannot be sold. The Fund’s ability to access the pledged collateral might also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract. In such instances, the Fund will not be able to substitute or sell the pledged collateral and could experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. It is likely that the Fund could obtain only a limited recovery or could obtain no recovery in these circumstances.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. In addition, engaging in short selling could limit the Fund’s ability to fully benefit from increases in the fixed-income markets.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage would increase the Fund’s exposure to long securities positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed. See “Risk Factors — Leverage Risk.”

In times of unusual or adverse market, economic, regulatory or political conditions, the Fund might not be able, fully or partially, to implement its short selling strategy.

Prepayment Risk. Prepayment risk occurs when a debt investment held by the Fund can be repaid in whole or in part prior to its maturity. The amount of prepayable obligations in which the Fund invests from time to time will be affected by general business conditions, market interest rates, borrowers’ financial conditions and competitive conditions among lenders. In a period of declining interest rates, borrowers are more likely to prepay investments more quickly than anticipated, reducing the yield to maturity and the average life of the relevant investment. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Fund purchases the relevant investment at a premium, prepayments could result in a loss to the extent of the premium paid. If the Fund buys such investments at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which could be taxable as ordinary income to Common Shareholders. In a period of rising interest rates, prepayments of investments could occur at a slower than expected rate, creating maturity extension risk. This particular risk could effectively change an investment that was considered short- or intermediate-term at the time of purchase into a longer-term investment. Because the value of longer-term investments generally fluctuates more widely in response to changes in interest rates than shorter-term investments, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an investment with prepayment features might not increase as much as that of other fixed-income instruments, and, as noted above, changes in market rates of interest could accelerate or delay prepayments and thus affect maturities.

Credit Derivatives Risk. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser is incorrect in its forecasts of default risks, liquidity risk, counterparty risk, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that a credit derivative position will correlate imperfectly with the price of the asset or liability being protected. The Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund sells protection under a credit default swap, it would collect periodic fees from the buyer and would profit if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the Fund would be required to pay an agreed upon amount to the buyer (which could be the entire notional amount of the swap) if the reference entity defaults on the reference security. Credit default swap agreements involve greater risks than if the Fund invested in the reference obligation directly.

Derivatives Risk. The Fund’s derivative investments have risks, similar to its underlying asset and may have additional risks, including the imperfect correlation between the value of such instruments and the underlying asset, rate or index, which creates the possibility that the loss on such instruments will be greater than the gain in the value of the underlying asset, rate or index in the Fund’s portfolio; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; the possible default of the other party to the transaction; illiquidity of the derivative investments; risks arising from margin and settlement obligations; and risks arising from mispricing or valuation complexity.

If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund could experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding or may not recover at all. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to the underlying security. Certain derivatives may give rise to a form of leverage, which magnifies the potential for gain and the risk of loss.

The counterparty risk for cleared derivative transactions is generally lower than for uncleared OTC derivatives because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund. Exchange trading will generally increase market transparency and liquidity but could cause the Fund to incur increased expenses. In addition, depending on the size of the Fund and other factors, the margin required under the rules of a clearing house and by a clearing member could be in excess of the collateral required to be posted by the Fund to support its obligations under a similar OTC derivative transaction. However, the U.S. Commodity Futures Trading Commission (“CFTC”) and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared OTC derivative transactions which could result in the Fund and its counterparties posting higher margin amounts for uncleared OTC derivative transactions.

Certain of the derivative investments in which the Fund invests will, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which could result in lost opportunities for gain.

OTC derivatives generally are more difficult to purchase, sell or value than other investments. Although both OTC and exchange-traded derivatives markets can experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets can be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract could be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make cash payments of variation (or mark-to-market) margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it could have to sell portfolio securities to meet settlement obligations and variation margin requirements at a time when it is disadvantageous to do so. The absence of liquidity generally would also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close derivatives transactions positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio. OTC derivatives that are not cleared are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty could be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund might not receive the net amount of payments that it is contractually entitled to receive). In addition, the use of certain derivatives could cause the Fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).

Derivatives transactions also are subject to operational risk, including from documentation issues, settlement issues, system failures, inadequate controls, and human error, and legal risk, including risk of insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.

The derivatives markets have become subject to comprehensive statutes, regulations and margin requirements. In particular, in the United States the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) regulates the OTC derivatives market by, among other things, requiring many derivative transactions to be cleared and traded on an exchange, expanding entity registration requirements, imposing business conduct requirements on dealers and requiring banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Rulemaking proposed or implemented under the Dodd-Frank Act could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or could change availability of certain investments.

Regulation of the derivatives market presents additional risks to the Fund and may limit the ability of the Fund to use, and the availability or performance of such instruments. For instance, under Rule 18f-4, a fund’s derivatives exposure is limited through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. However, subject to certain conditions, funds that do not invest heavily in derivatives may be deemed limited derivatives users and would not be subject to the full requirements of Rule 18f-4. Rule 18f-4 could limit the Fund’s ability to engage in certain derivatives and other transactions and/or increase the costs of the Fund’s investments and cost of doing business.

The Fund’s investments in regulated derivatives instruments, such as swaps, futures and options, will be subject to maximum position limits established by the CFTC and U.S. and foreign futures exchanges. Under the exchange rules all accounts owned or managed by advisers, such as the Adviser, their principals and affiliates would be combined for position limit purposes. In order to comply with the position limits established by the CFTC and the relevant exchanges, the Adviser could in the future reduce the size of positions that would otherwise be taken for the Fund or not trade in certain markets on behalf of the Fund in order to avoid exceeding such limits. A violation of position limits by the Adviser could lead to regulatory action resulting in mandatory liquidation of certain positions held by the Adviser on behalf of the Fund. There can be no assurance that the Adviser will liquidate positions held on behalf of all the Adviser’s accounts in a proportionate manner or at favorable prices, which could result in substantial losses to the Fund. Such policies could affect the nature and extent of derivatives use by the Fund.

Regulatory Risk — Regulation as a Commodity Pool. The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund pursuant to Regulation 4.5 promulgated by the CFTC under the Commodity Exchange Act (the “CEA”). The Adviser will be limited in its ability to use futures or options on futures or engage in swaps transactions on behalf of the Fund as a result of claiming the exclusion. In the event the Adviser fails to qualify for the exclusion and is required to register as a “commodity pool operator,” the Adviser will become subject to additional disclosure, recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund’s expenses.

Risks related to the Funds’ Clearing Broker and Central Clearing Counterparty. The CEA and CFTC regulations require swaps and futures clearing brokers registered as “futures commission merchants” to segregate from the broker’s proprietary assets all funds and other property received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts, options on futures contracts and cleared swaps. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds and other property received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Fund might not be fully protected in the event of the Fund’s clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA and CFTC regulations require a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s customers in connection with domestic futures, swaps and options contracts from any funds or other property held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default of the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, the Fund may not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Structured Products Risk. The Fund will invest cash flows in collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”) and credit-linked notes (collectively, “Structured Products”). Holders of Structured Products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

Structured Products are subject to the normal interest rate, default and other risks associated with fixed-income securities and asset-backed securities. Additionally, the risks of an investment in a Structured Product depend largely on the type of the collateral securities and the class of the Structured Product or other asset-backed security in which the Fund invests. The Fund generally has the right to receive payments only from the Structured Product, and generally does not have direct rights against the issuer or the entity that sold the underlying collateral assets. Such collateral could be insufficient to meet payment obligations and the quality of the collateral might decline in value or default. Also, the class of the Structured Product could be subordinate to other classes, values could be volatile, and disputes with the issuer could produce unexpected investment results. While certain Structured Products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in Structured Products generally pay their share of the Structured Product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying Structured Products will rise or fall, these prices (and, therefore, the prices of Structured Products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a Structured Product uses shorter-term financing to purchase longer term securities, the issuer could be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which could adversely affect the value of the Structured Products owned by the Fund.

Structured Products issue classes or “tranches” that offer various maturity, risk and yield characteristics. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. If there are defaults or the Structured Product’s collateral otherwise underperforms, scheduled payments to more senior tranches take precedence over those of subordinate tranches. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the collateral and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a Structured Product typically has higher ratings and lower yields than its underlying securities and could be investment grade. Despite the protection from the subordinate tranches, more senior tranches of structured products can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults as well as investor aversion to Structured Product securities as a class.

In addition to the general risks associated with debt securities discussed herein, Structured Products carry additional risks, including, but not limited to the risk that: (i) distributions from collateral securities might not be adequate to make interest or other payments; (ii) the collateral could default or decline in value or be downgraded, if rated by a NRSRO; (iii) the Fund is likely to invest in tranches of Structured Products that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) there will be no readily available secondary market for Structured Products; (vii) technical defaults, such as coverage test failures, could result in forced liquidation of the collateral pool; and (viii) the Structured Product’s manager could perform poorly.

Typically, Structured Products are privately offered and sold, and thus, are not registered under the securities laws and can be thinly traded or have a limited trading market. As a result, investments in Structured Products could be characterized as illiquid investments and could have limited independent pricing transparency. However, an active dealer market could exist for Structured Products that qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers, and such Structured Products could be characterized by the Fund as liquid investments.

Asset-Backed Securities Risk. The price paid by the Fund for asset-backed securities, including CLOs, the yield the Fund expects to receive from such securities and the average life of such securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. The value of these securities could be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments could depend on the ability of the Adviser to forecast interest rates and other economic factors correctly. These securities could have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage-Backed Securities Risk. In addition to the risks associated with other asset-backed securities as described above, mortgage-backed securities are subject to the general risks associated with investing in real estate securities; that is, they could lose value if the value of the underlying real estate to which a pool of mortgages relates declines. In addition, mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities collateralized by subprime loans could be subject to a higher degree of credit risk and valuation risk. Additionally, such securities could be subject to a higher degree of liquidity risk, because the liquidity of such investments could vary dramatically over time.

Mortgage-backed securities can be issued by governments or their agencies and instrumentalities, such as, in the United States, Ginnie Mae, Fannie Mae and Freddie Mac. They can also be issued by private issuers but represent an interest in or are collateralized by pass-through securities issued or guaranteed by a government or one of its agencies or instrumentalities. In addition, mortgage-backed securities can be issued by private issuers and be collateralized by securities without a government guarantee. Such securities usually have some form of private credit enhancement.

Pools created by private issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. Notwithstanding that such pools could be supported by various forms of private insurance or guarantees, there can be no assurance that the private insurers or guarantors will be able to meet their obligations under the insurance policies or guarantee arrangements. From time to time, the Fund will invest in private mortgage pass-through securities without such insurance or guarantees. Any mortgage-backed securities that are issued by private issuers are likely to have some exposure to subprime loans as well as to the mortgage and credit markets generally. In addition, such securities are not subject to the underwriting requirements for the underlying mortgages that would generally apply to securities that have a government or government-sponsored entity guarantee, thereby increasing their credit risk. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Repurchase Agreements Risk. Subject to its investment objectives and policies, the Fund will, from time to time, invest in repurchase agreements as a buyer for investment purposes. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (i) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (ii) possible lack of access to income on the underlying security during this period; and (iii) expenses of enforcing its rights. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally seeks to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Reverse Repurchase Agreements and Dollar Rolls Risk. The use of reverse repurchase agreements and dollar rolls involve many of the same risks involved in the use of leverage, as the proceeds from reverse repurchase agreements and dollar rolls generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement or dollar roll will decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund will decline. If the buyer of securities under a reverse repurchase agreement or dollar roll were to file for bankruptcy or experience insolvency, the Fund could be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements and dollar roll transactions, the Fund’s NAV will decline, and, in some cases, the Fund could be worse off than if it had not used such instruments.

Swap Risk. The Fund, from time to time, invests in credit default swaps, total return swaps, interest rate swaps and other types of swaps. Such transactions are subject to market risk, leverage risk, liquidity risk, risk of default by the other party to the transaction, known as “counterparty risk,” regulatory risk, operational risk, legal risk and risk of imperfect correlation between the value of such instruments and the underlying assets and could involve commissions or other costs. See “Risk Factors — Derivatives Risk.” The Fund may pay fees or incur costs each time it enters into, amends or terminates a swap agreement. When buying protection under a credit default swap, the risk of market loss with respect to the swap generally is limited to the net amount of payments that the Fund is contractually obligated to make. However, when selling protection under a swap, the risk of loss is often the notional value of the underlying asset, which can result in a loss substantially greater than the amount invested in the swap itself. As a seller, the Fund would be incurring a form of leverage.

The Dodd-Frank Act and related regulatory developments ultimately will require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and SEC defined as “swaps.” Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC determination of contracts for central clearing. The Adviser will continue to monitor these developments, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.

The swap market has matured in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid; however there is no guarantee that the swap market will continue to provide liquidity, and it could be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. The absence of liquidity could also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close derivative positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio. If the Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used. In a total return swap, the Fund pays the counterparty a floating short-term interest rate and receives in exchange the total return of underlying loans or debt securities. The Fund bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap and, therefore, incurs a form of leverage. The Fund would typically have to post collateral to cover this potential obligation.

Options and Futures Risk. The Fund will, from time to time, use options and futures contracts and so-called “synthetic” options or other derivatives written by broker-dealers or other permissible financial intermediaries. Options transactions can be effected on securities exchanges or in the OTC market. When options are purchased OTC, the Fund’s portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options can also be illiquid and, in such cases, the Fund could have difficulty closing out its position. OTC options can also include options on baskets of specific securities. Options and futures also are subject to derivatives risks more generally. See “Risk Factors – Derivatives Risk.”

The Fund will, from time to time, purchase call and put options on specific securities and write and sell covered or uncovered call and put options for hedging purposes in pursuing its investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option for American options or only at expiration for European options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A covered call option is a call option with respect to which the seller of the option owns the underlying security. The sale of such an option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security.

The Fund might close out a position when writing options by purchasing an option on the same underlying security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.

Engaging in transactions in futures contracts and options involves risk of loss to the Fund. No assurance can be given that a liquid market will exist for any particular futures contract or option at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading can be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

A market could become unavailable if one or more exchanges were to stop trading options or it could become unavailable with respect to options on a particular underlying security if the exchanges stopped trading options on that security. In addition, a market could become temporarily unavailable if unusual events (e.g., volume exceeds clearing capability) were to interrupt normal exchange operations. If an options market were to become illiquid or otherwise unavailable, an option holder would be able to realize profits or limit losses only by exercising and an options seller or writer would remain obligated until it is assigned an exercise or until the option expires.

If trading is interrupted in an underlying security, the trading of options on that security is usually halted as well. Holders and writers of options will then be unable to close out their positions until options trading resumes, and they could be faced with considerable losses if the security reopens at a substantially different price. Even if options trading is halted, holders of options will generally be able to exercise them. However, if trading has also been halted in the underlying security, option holders face the risk of exercising options without knowing the security’s current market value. If exercises do occur when trading of the underlying security is halted, the party required to deliver the underlying security could be unable to obtain it, which could necessitate a postponed settlement and/or the fixing of cash settlement prices.

Investment Companies Risk. The Fund will, from time to time, invest in securities of exchange-traded funds (“ETFs”) and other closed-end funds. Investments in ETFs and closed-end funds are subject to a variety of risks, including all of the risks of a direct investment in the underlying securities that the ETF or closed-end fund holds. ETFs are also subject to certain additional risks, including, without limitation, the risk that their prices might not correlate perfectly with changes in the prices of the underlying securities they are designed to track, and the risk of trading in an ETF halting due to market conditions or other reasons, based on the policies of the exchange upon which the ETF trades. Shares of ETFs and closed-end funds at times trade at a premium or discount to their NAV because the supply and demand in the market for their shares at any point in time might not be identical to the supply and demand in the market for their underlying securities. Some ETFs and closed-end funds are highly leveraged and therefore would subject the Fund to the additional risks associated with leverage. See “Risk Factors — Leverage Risk.” In addition, the Fund will bear, along with other shareholders of an investment company, its pro rata portion of the investment company’s expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Fund’s expenses, Common Shareholders also indirectly bear similar expenses of an investment company.

Money Market Funds Risk. Money market funds may be subject to the risk that the returns will decline during periods of falling interest rates because money market funds may have to reinvest the proceeds from matured, traded or called debt obligations at interest rates below their current earnings rate. For instance, when interest rates decline, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, thereby forcing the money market fund to invest in lower-yielding securities. A money market fund also may choose to sell higher-yielding portfolio securities and to purchase lower-yielding securities to achieve greater portfolio diversification, because the portfolio manager believes the current holdings are overvalued or for other investment-related reasons. A decline in the returns received by a money market fund from its investments is likely to have an adverse effect on its NAV, yield and total return.

Counterparty and Prime Brokerage Risk. Certain Fund investments will be exposed to the credit risk of the counterparties with which, or the dealers, brokers and exchanges through which, the Fund deals, whether in exchange-traded or OTC transactions. Changes in the credit quality of the companies that serve as the Fund’s prime brokers or counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as prime brokers or counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced such entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using derivatives, swaps or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships.

The Fund is subject to the risk of loss of Fund assets on deposit or being settled or cleared with a broker in the event of the broker’s bankruptcy, the bankruptcy of any clearing broker through which the broker executes and clears transactions on behalf of the Fund, the bankruptcy of an exchange clearing house or the bankruptcy of any other counterparty. If a prime broker or counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund could experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding; if the Fund’s claim is unsecured, the Fund will be treated as a general creditor of such prime broker or counterparty and will not have any claim with respect to the underlying security. In the case of any such bankruptcy, the Fund might recover, even in respect of property specifically traceable to the Fund, only a pro rata share of all property available for distribution to all of the counterparty’s customers and counterparties. Such an amount could be less than the amounts owed to the Fund. It is possible that the Fund will obtain only a limited recovery or no recovery in such circumstances. Such events would have an adverse effect on the NAV of the Fund. Certain counterparties have general custody of, or title to, the Fund’s assets. The failure of any such counterparty could result in adverse consequences to the NAV of the Fund.

Lender Liability Risk. A number of U.S. judicial decisions have upheld judgments obtained by Borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the Borrower or has assumed an excessive degree of control over the Borrower resulting in the creation of a fiduciary duty owed to the Borrower or its other creditors or Common Shareholders. Because of the nature of its investments, the Fund will, from time to time, be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (i) intentionally takes an action that results in the undercapitalization of a Borrower to the detriment of other creditors of such Borrower; (ii) engages in other inequitable conduct to the detriment of such other creditors; (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors; or (iv) uses its influence as a stockholder to dominate or control a Borrower to the detriment of other creditors of such Borrower, a court might elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.” Because affiliates of, or persons related to, the Adviser will, at times, hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Borrower Fraud; Covenant-Lite Loans; Breach of Covenant. The Fund seeks to obtain structural, covenant and other contractual protections with respect to the terms of its investments as determined appropriate under the circumstances. There can be no assurance that such attempts to provide downside protection with respect to its investments will achieve their desired effect and potential investors should regard an investment in the Fund as being speculative and having a high degree of risk. Some of the loans that the Fund originates or acquires could be “covenant-lite” loans, which possess fewer covenants that protect lenders than other loans or no such covenants whatsoever. Investments in covenant-lite loans will be particularly sensitive to the risks associated with loan investments. The Fund can invest without limit in covenant-lite loans. Of paramount concern in originating or acquiring the financing contemplated by the Fund is the possibility of material misrepresentation or omission on the part of borrower or other credit support providers or breach of covenant by such parties. Such inaccuracy or incompleteness or breach of covenants could adversely affect the valuation of the collateral underlying the loans or the ability of the Fund to perfect or effectuate a lien on the collateral securing the loan or otherwise realize on the investment. The Fund relies upon the accuracy and completeness of representations made by borrowers to the extent reasonable, but cannot guarantee such accuracy or completeness.

Distressed Debt, Litigation, Bankruptcy and Other Proceedings. The Fund will, from time to time, be invested in debt securities and other obligations of companies that are experiencing significant financial or business distress. Investments in distressed securities involve a material risk of involving the Fund in a related litigation. Such litigation can be time-consuming and expensive, and can frequently lead to unpredicted delays or losses. Litigation expenses, including payments pursuant to settlements or judgments, generally will be borne by the Fund.

From time to time, the Adviser will make investments for the Fund in companies involved in bankruptcy proceedings. There are a number of significant risks when investing in companies involved in bankruptcy proceedings, and many events in a bankruptcy are the product of contested matters and adversary proceedings which are beyond the control of the creditors. A bankruptcy filing could have adverse and permanent effects on a company. Further, if the proceeding is converted to a liquidation, the liquidation value of the company might not equal the liquidation value that was believed to exist at the time of the investment. In addition, the duration of a bankruptcy proceeding is difficult to predict. A creditor’s return on investment can be impacted adversely by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court, and until it ultimately becomes effective. Certain claims, such as claims for taxes, wages and certain trade claims, could have priority by law over the claims of certain creditors and administrative costs in connection with a bankruptcy proceeding are frequently high and will be paid out of the debtor’s estate prior to any return to creditors.

Certain investments of the Fund could be subject to federal bankruptcy law and state fraudulent transfer laws, which vary from state to state, if the debt obligations relating to such investments were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such debt obligations. If the debt is used for a buyout of shareholders, this risk is greater than if the debt proceeds are used for day-to-day operations or organic growth. If a court were to find that the issuance of the debt obligations was a fraudulent transfer or conveyance, the court could void or otherwise refuse to recognize the payment obligations under the debt obligations or the collateral supporting such obligations, further subordinate the debt obligations or the liens supporting such obligations to other existing and future indebtedness of the issuer or require the Fund to repay any amounts received by it with respect to the debt obligations or collateral. In the event of a finding that a fraudulent transfer or conveyance occurred, the Fund might not receive any repayment on the debt obligations.

Under certain circumstances, payments to the Fund could be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance, preferential payment or similar transaction under applicable bankruptcy and insolvency laws. Furthermore, investments in restructurings could be adversely affected by statutes relating to, among other things, fraudulent conveyances, voidable preferences, lender liability and the court’s discretionary power to disallow, subordinate or disenfranchise particular claims or recharacterize investments made in the form of debt as equity contributions.

Under Title 11 of the United States Code, as amended (the “Bankruptcy Code”), a lender that has inappropriately exercised control of the management and policies of a company that is a debtor under the Bankruptcy Code could have its claims against the company subordinated or disallowed or could be found liable for damages suffered by parties as a result of such actions. Such claims could also be disallowed or subordinated to the claims of other creditors if the lender (e.g., the Fund) (i) is found to have engaged in other inequitable conduct resulting in harm to other parties, (ii) intentionally takes action that results in the undercapitalization of a borrower, (iii) engages in fraud with respect to, or makes misrepresentations to other creditors, or (iv) uses its influence as a shareholder to dominate or control a borrower to the detriment of other creditors of such borrower. The lender’s investment could also be recharacterized or treated as equity if it is deemed to be a contribution to capital, or if the lender attempts to control the outcome of the business affairs of a company prior to its filing under the Bankruptcy Code. While the Fund attempts to avoid taking the types of action that would lead to the subordination, disallowance and liability described above, there can be no assurance that such claims will not be asserted or that the Fund will be able successfully to defend against them.

From time to time, the Fund seeks to place its representatives on the boards of certain companies in which the Fund has invested. The Fund could also invest in companies in which KKR and/or other KKR clients or accounts will have representatives on the boards of such companies. While such representation could enable the Fund to enhance the sale value of its debt investments in a company, such involvement (and/or an equity stake by the Fund, KKR or other KKR clients or accounts in such company) could also prevent the Fund from freely disposing of its debt investments and could subject the Fund to additional liability or result in recharacterization of the Fund’s debt investments as equity. The Fund attempts to balance the advantages and disadvantages of such representation when deciding whether and how to exercise its rights with respect to such companies, but the exercise of such rights could produce adverse consequences in particular situations.

Insofar as the Fund’s portfolio includes obligations of non-U.S. obligors, the laws of certain foreign jurisdictions could provide for avoidance remedies under factual circumstances similar to those described above or under different circumstances, with consequences that might or might not be analogous to those described above under U.S. federal or state laws. Changes in bankruptcy laws (including U.S. federal and state laws and applicable non-U.S. laws) could adversely impact the Fund’s securities.

Convertible Securities Risk. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that can be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also could have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income instrument. Generally, the amount of the premium decreases as the convertible security approaches maturity. Although under normal market conditions longer-term convertible debt securities have greater yields than do shorter-term convertible debt securities of similar quality, they are subject to greater price fluctuations.

When-Issued Securities and Forward Commitments. From time to time, the Fund will purchase securities on a “forward commitment” or “when-issued” basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the return on a comparable security when the transaction is consummated could vary from the return on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty could miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions can occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction.

Equity Securities Risk. From time to time, the Fund may invest in or hold common stock and other equity securities. The value of equity securities, including common stock, preferred stock and convertible stock, will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions. Prices of equity securities fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders and are likely to have varying types of priority over holders of preferred and convertible stock. These risks could increase fluctuations in the Fund’s NAV. If the Fund’s investments in equity securities are incidental to the Fund’s investments in loans or fixed-income instruments, the Fund frequently could possess material non-public information about a Borrower or issuer as a result of its ownership of a loan or fixed-income instrument of a Borrower or issuer. Because of prohibitions on trading in securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of the Borrower or issuer when it would otherwise be advantageous to do so.

U.S. Government Debt Securities Risk. U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the

Fund will for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. In 2008, the Federal Housing Finance Agency (“FHFA”) placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) into conservatorship. As conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its respective obligations, including guaranty obligations, associated with its mortgage-backed securities. There is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not lose value or default. Any Fund investments issued by Federal Home Loan Banks and Fannie Mae could ultimately lose value.

Non-U.S. Securities Risk. The Fund invests in securities or other instruments, including secured loans and unsecured loans, of non-U.S. issuers or Borrowers. Such investments involve certain factors not typically associated with investing in the United States or other developed countries, including risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices, and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital (possibly requiring government approval); expropriation or confiscatory taxation; higher rates of inflation; and reliance on a more limited number of commodity inputs, service providers, and/or distribution mechanisms; and (iv) the possible imposition of foreign taxes on income and gains recognized with respect to securities and other assets. Economic sanctions and other similar governmental actions or developments could, among other things, restrict or eliminate the Fund’s ability to purchase or sell certain non-U.S. securities or other instruments, and the Fund may be forced to sell or otherwise dispose of non-U.S. securities or other instruments at inopportune times or prices. Because non-U.S. securities could trade on days when the Fund’s common shares are not priced, the Fund’s NAV could change at times when common shares cannot be sold.

Emerging Markets Risk. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities set forth above can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices. Investing in securities of companies in emerging markets also entails risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and the repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size generally causes prices to be unduly influenced by traders who control large positions.

Foreign Currency Risk. Investments made by the Fund, and the income received by the Fund with respect to such investments, will, from time to time, be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values could adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments, and the amount of distributions, if any, made by the Fund. In addition, the Fund will incur costs in converting investment proceeds from one currency to another. The Fund will, from time to time, enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests are subject to risks relating to changes in currency values, as described above. If a portfolio company suffers adverse consequences as a result of such changes, the Fund could also be adversely affected as a result.

Eurozone Risk. The Fund will, from time to time, invest in European companies and companies that have operations that are affected by the Eurozone economy. For example, concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of certain countries’ sovereign debt have given rise to new concerns about sovereign defaults, following the vote by the United Kingdom (“UK”) to leave the European Union (“EU”). Sovereign debt defaults and EU and/or Eurozone exits, generally, could have material adverse effects on investments by the Fund in European companies, including but not limited to the availability of credit to support such companies’ financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in the Euro and wider economic disruption in markets served by those companies, while austerity and other measures introduced in order to limit or contain these issues could themselves lead to economic contraction and resulting adverse effects for the Fund. It is possible that a number of the Fund’s securities will be denominated in the Euro. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone (particularly in the case of investments in companies in affected countries) could also have material adverse effects on the Fund.

On June 23, 2016, the UK voted, via referendum, to exit from the EU. On January 31, 2020, the UK officially withdrew from the EU (commonly referred to as “Brexit”). On December 24, 2020, the UK and EU announced a preliminary trade agreement and security deal, which took effect on January 1, 2021. Brexit could impact the Fund and its investments (and their underlying issuers) in a variety of ways, not all of which are currently readily apparent. The UK, EU and broader global economy may experience substantial volatility in foreign exchange markets and a sustained weakness in the British pound’s exchange rate against the United States dollar, the euro and other currencies, which may impact Fund returns. The Fund will, from time to time, invest in portfolio companies and other issuers with significant operations and/or assets in the UK, any of which could be adversely impacted by any new legal, tax and regulatory environment, whether by increased costs or impediments to the implementation of their business plan. Such events could result from, among other things, increased uncertainty and volatility in financial markets; fluctuations in asset values; fluctuations in exchange rates; decreased liquidity of investments located, traded or listed within the UK, the EU or elsewhere; and/or changes in legal and regulatory regimes to which Fund investments are or become subject. There is still significant uncertainty regarding the potential consequences of Brexit.

Brexit also may cause additional member states to contemplate departing from the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets. The effects on the UK, European and global economies of the exit of the UK (and/or other EU members) from the EU, or the exit of other EU members from the European monetary area and/or the redenomination of financial instruments from the Euro to a different currency, are difficult to predict and to protect fully against. Many of the foregoing risks are outside of the control of the Fund and the Adviser. These risks could affect the Fund, the Adviser and other service providers given economic, political and regulatory uncertainty created by Brexit.

European Market Infrastructure Regulation. The Fund may enter into OTC derivative contracts for hedging purposes. European Market Infrastructure Regulation (“EMIR”) establishes certain requirements for OTC derivatives contracts, including mandatory clearing obligations, bilateral risk management requirements and reporting requirements. Although not all the regulatory technical standards specifying the risk management procedures, including the levels and type of collateral and segregation arrangements, required to give effect to EMIR have been finalized and it is therefore not possible to be definitive, investors should be aware that certain provisions of EMIR impose obligations on the Fund in relation to its transaction of OTC derivative contracts.

LIBOR Replacement and Floating Rate Benchmark Risk. The London Interbank Offered Rate (“LIBOR”) was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis, all such synthetic LIBOR settings are expected to be discontinued by September 30, 2024. When publication of applicable synthetic LIBOR settings ceases, any still outstanding loans, notes, derivatives and other instruments or investments using such setting of synthetic LIBOR are expected to transition to alternative floating rate benchmarks. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. As a result of legislative mechanisms and industry-wide efforts to replace LIBOR with alternative floating-rate benchmarks, LIBOR has been replaced in many loans, notes, derivatives and other instruments or investments. Certain instruments in which the Fund invests may continue to pay interest at floating rates based on synthetic LIBOR or are subject to interest caps or floors based on synthetic LIBOR. The Fund and/or certain issuers of instruments in which the Fund invests may have also obtained financing at floating rates based on synthetic LIBOR. Certain derivative instruments utilized by the Fund and/or issuers of instruments in which the Fund invests may also continue to reference synthetic LIBOR. It is possible that the Fund will also utilize leverage or borrowings which continue to be based on synthetic LIBOR. As a result, synthetic LIBOR may be relevant to, and directly affect, the Fund’s performance.

While some instruments contemplated a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments had such provisions. Instruments that included robust fallback provisions to facilitate the transition from LIBOR to an alternative floating rate benchmark may have also included adjustments that do not adequately compensate the holder for the different characteristics of the alternative reference rate. The result may be that the fallback provision resulted in a value transfer from one party to the instrument to the counterparty. Additionally, because such provisions may differ across instruments (e.g., hedges versus cash positions hedged), LIBOR’s replacement may give rise to basis risk and render hedges less effective. In many cases, in the event that an instrument falls back to an alternative floating rate benchmark, including the Secured Overnight Financing Rate (“SOFR”) or any reference rate based on SOFR, the alternative reference rate will not perform the same as LIBOR because the alternative reference rates do not include a credit sensitive component in the calculation of the rate. SOFR is based on a secured lending markets in U.S. government securities and does not reflect credit risk in the inter- bank lending market in the way that LIBOR did.

Although the transition process away from LIBOR has become generally well-defined, there remains uncertainty regarding the nature of alternative floating rate benchmarks, the continued utilization of synthetic LIBOR and the remaining work to be done in connection with the LIBOR transition. LIBOR’s replacement could lead to significant short-term and long-term uncertainty and market instability. Developments around LIBOR’s replacement or the adoption of alternative floating rate benchmarks, including SOFR and reference rates based on SOFR, could negatively impact financial markets in general and present heightened risks, including with respect to the Fund’s investments. No single alternative floating rate benchmark has replaced LIBOR and neither synthetic LIBOR nor any alternative floating rate benchmarks (including SOFR and reference rates based on SOFR) perform in the same way that LIBOR did, which may further impact the Fund’s investments. As a result of this uncertainty and developments relating to the transition process, the Fund and its investments may be adversely affected.

Legal and Regulatory Risk. Legal and regulatory changes could occur that would materially adversely affect the Fund. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds such as the Fund has undergone substantial change in recent years, and such change could continue.

For example, the Dodd-Frank Act and the rules that have been or will be promulgated thereunder by relevant regulators could negatively impact the ability of the Fund to meet its investment objectives either through limits or requirements imposed on it or upon its counterparties. It is unknown in what form, when and in what order significant regulatory initiatives will be implemented or the impact any such implemented regulations will have on the Fund, the markets or instruments in which the Fund invests or the counterparties with which the Fund conducts business. The effect of regulatory change on the Fund, while impossible to predict, could be substantial, adverse and potentially limit or completely restrict the ability of the Fund to implement its investment strategy or increase the costs of using certain instruments or make them less effective. In addition, the practice of short selling has been the subject of numerous temporary restrictions, and similar restrictions could be promulgated at any time. Such restrictions could adversely affect the returns of the Fund.

OFAC and FCPA Considerations. Economic sanction laws in the United States and other jurisdictions may prohibit the Adviser, its affiliates or the Fund from transacting with certain countries, individuals and companies. In the United States, the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) administers and enforces laws, executive orders and regulations establishing U.S. economic and trade sanctions, which prohibit, among other things, transactions with, and the provision of services to, certain non-U.S. countries, territories, entities and individuals. These types of sanctions may significantly restrict or completely prohibit investment activities in certain jurisdictions, and if the Fund, its portfolio companies or other issuers in which it invests were to violate any such laws or regulations, it may face significant legal and monetary penalties.

The U.S. Foreign Corrupt Practices Act (“FCPA”) and other anti-corruption laws and regulations, as well as anti- boycott regulations, may also apply to and restrict the activities of the Fund, their portfolio companies and other issuers of their investments. If an issuer or the Fund were to violate any such laws or regulations, such issuer or the Fund may face significant legal and monetary penalties. The U.S. government has indicated that it is particularly focused on FCPA enforcement, which may increase the risk that an issuer or the Fund becomes the subject of such actual or threatened enforcement. In addition, certain commentators have suggested that private investment firms and the funds that they manage, such as the Fund, may face increased scrutiny and/or liability with respect to the activities of their underlying portfolio companies. As such, a violation of the FCPA or other applicable regulations by the Fund or an issuer of the Fund’s portfolio investments could have a material adverse effect on the Fund. The Adviser and its affiliates and the Fund are committed to complying with the FCPA and other anti-corruption laws and regulations, as well as anti-boycott regulations, to which they are subject. As a result, the Fund may be adversely affected because of its unwillingness to enter into transactions that violate any such laws or regulations.

Event Driven Investing. The Fund will, from time to time, invest in companies in expectation of a specific event or catalyst, which could be external (e.g., a macro event impacting relevant markets) or an event that is idiosyncratic to the company (e.g., a future capital markets event). Such event-driven investing requires the investor to make predictions about (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of the Fund’s investment in the relevant company. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies or completion of asset dispositions or debt reduction programs by a company might not be valued as highly by the market as the Adviser had anticipated, resulting in losses. In addition, a company could announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors. In liquidations and other forms of corporate reorganization, the risk exists that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price to the Fund of the investment in respect of which such distribution was made.

Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans or fixed-income instruments to trade. Loans and fixed-income instruments generally trade on an OTC market which could be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments generally carries more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes could lead to inaccurate asset pricing. In addition, other market participants value securities differently than the Fund. As a result, the Fund will, from time to time, be subject to the risk that when a loan or fixed-income instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund’s books.

Liquidity Risk. The Fund intends to invest without limit in securities that, at the time of investment, are illiquid. The Fund, from time to time, also invests in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Illiquid and restricted securities can be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which could adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets, and the Adviser’s judgment will play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities could restrict the Fund’s ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, could have to cause such security to be registered. A considerable period could elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

Some loans and fixed-income instruments are not readily marketable and could be subject to restrictions on resale. Loans and fixed-income instruments might not be listed on any national securities exchange and no active trading market might exist for certain of the loans and fixed-income instruments in which the Fund invests. Where a secondary market exists, the market for some loans and fixed-income instruments could be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. In addition, events occurring subsequent to an investment by the Fund, including, for example, withdrawals, changes in market, political or other relevant circumstances, could cause some loans and fixed-income instruments that were liquid at the time of acquisition to become illiquid or otherwise cause the Fund’s concentration in illiquid investments to increase.

Inflation/Deflation Risk. Inflation risk is the risk that the intrinsic value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on the common shares can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to Common Shareholders.

Deflation risk is the risk that prices throughout the economy decline over time — the opposite of inflation. Deflation could have an adverse effect on the creditworthiness of issuers and could make issuer defaults more likely, which could result in a decline in the value of the Fund’s portfolio.

Conflicts of Interest Risk. The Adviser will experience conflicts of interest in connection with the management of the Fund, relating to the allocation of the Adviser’s time and resources between the Fund and other investment activities; the allocation of investment opportunities by the Adviser and its affiliates; compensation to the Adviser; services provided by the Adviser and its affiliates to issuers in which the Fund invests; investments by the Fund and other clients of the Adviser, subject to the limitations of the 1940 Act; the formation of additional investment funds by the Adviser; differing recommendations given by the Adviser to the Fund versus other clients; and the Adviser’s use of information gained from issuers in the Fund’s portfolio to aid investments by other clients, subject to applicable law.

In addition, the Adviser’s investment professionals will, from time to time, acquire confidential or material, non-public information concerning an entity in which the Fund has invested, or propose to invest, and the possession of such information generally will limit the Adviser’s ability to buy or sell particular securities of such entity on behalf of the Fund, thereby limiting the investment opportunities or exit strategies available to the Fund.

In addition, holdings in the securities of an issuer by the Adviser or its affiliates will affect the ability of the Fund to make certain acquisitions of, or enter into certain transactions with, such issuer. From time to time, broker- dealers and investment advisers affiliated with the Adviser will also acquire confidential or material non-public information concerning entities in which the Fund has invested or proposes to invest, which could restrict the Adviser’s ability to buy or sell (or otherwise transact in) securities of such entities, thus limiting investment opportunities or exit strategies available to the Fund.

Uncertain Tax Treatment. The Fund will, from time to time, invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund will cease to accrue interest, original issue discount (“OID”) or market discount, when and to what extent deductions can be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other matters are addressed by the Fund to the extent necessary in order to seek to ensure that it distributes sufficient income to ensure that it does not become subject to U.S. federal income or excise tax.

Complex Transactions/Contingent Liabilities/Guarantees and Indemnities. The Adviser pursues certain complex investment opportunities for the Fund, which could involve substantial business, regulatory or legal complexity. Such complexity presents risks, as such transactions can be more difficult, expensive and time-consuming to finance and execute; it can be more difficult to manage or realize value from the assets acquired in such transactions; and such transactions sometimes entail a higher level of regulatory scrutiny or a greater risk of contingent liabilities. Additionally, in connection with certain transactions, the Fund is required to make representations about the business and financial affairs of a portfolio company, provide guarantees in respect of payments by portfolio companies and other third parties and provide indemnities against losses caused by portfolio companies and other third parties. The Fund will, from time to time, also be required to indemnify the purchasers of such investment to the extent that any such representations are inaccurate. These arrangements could result in the incurrence of contingent liabilities by the Fund, even after the disposition of an investment and ultimately in material losses.

Availability of Investment Opportunities; Competition. The activity of identifying, completing and realizing the types of investment opportunities targeted by the Adviser for the Fund is highly competitive and involves a significant degree of uncertainty.

The Fund competes for investment opportunities with other investment companies and private investment vehicles, as well as the public debt markets, individuals and financial institutions, including investment banks, commercial banks and insurance companies, business development companies, strategic industry acquirers, hedge funds and other institutional investors, investing directly or through affiliates. Over the past several years, a number of such investment vehicles have been formed (and many such existing entities have grown in size). Additional entities with similar investment objectives could be formed in the future by other unrelated parties. It is possible that competition for appropriate investment opportunities could increase, thus reducing the number of opportunities available to the Fund. Such supply-side competition could adversely affect the terms upon which investments can be made by the Fund. Moreover, transaction sponsors unaffiliated with the Fund or KKR could be reluctant to present investment opportunities to the Fund because of its affiliation with KKR. There can be no assurance that the Adviser will be able to locate and complete investments which satisfy the Fund’s primary investment objectives or to realize upon their values.

Dependence on Key Personnel Risk. The Adviser depends on the efforts, skills, reputations and business contacts of its key personnel, the information and deal flow they and others generate during the normal course of their activities and the synergies among the diverse fields of expertise and knowledge held by the Adviser’s professionals. The loss of the services of any of them could have a material adverse effect on the Fund and could harm the Adviser’s ability to manage the Fund.

The Adviser’s principals and other key personnel possess substantial experience and expertise and have strong business relationships with members of the business community. The loss of these personnel could jeopardize the Adviser’s relationships with members of the business community and could result in fewer investment opportunities for the Fund. For example, if any of the Adviser’s principals were to join or form a competing firm, the Fund’s results and financial condition could suffer.

Material Risks of Significant Methods of Analysis. The Adviser seeks to conduct reasonable and appropriate due diligence based on the facts and circumstances applicable to each investment. When conducting due diligence and making an assessment regarding an investment for the Fund, the Adviser relies on available resources, including information provided by the target of the investment and, in some circumstances, third-party investigations. As a result, the due diligence process can at times be subjective with respect to companies for which only limited information is available. Accordingly, the Adviser cannot be certain that due diligence investigations with respect to any investment opportunity for the Fund will reveal or highlight all relevant facts (including fraud) that could be necessary or helpful in evaluating such investment opportunity, or that its due diligence investigations will result in investments for the Fund being successful. There can be no assurance that the projected results of an investment opportunity will be achieved for the Fund, and actual results could vary significantly from the projections. General economic, natural, and other conditions, which are not predictable, can have an adverse impact on the reliability of such projections. Assumptions or projections about asset lives; the stability, growth, or predictability of costs; demand; or revenues generated by an investment or other factors associated therewith could, due to various risks and uncertainties including those described herein, differ materially from actual results.

Market Developments. Periods of market volatility remain, and could continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. Instability in the credit markets could make it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities could be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.

For example, certain Borrowers could, due to macroeconomic conditions, be unable to repay secured loans. A Borrower’s failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of the secured loans and foreclosure on its secured assets, which could trigger cross- defaults under other agreements and jeopardize the Borrower’s ability to meet its obligations under its debt securities. The Fund will, from time to time, incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting Borrower. In addition, if one of the Borrowers were to commence bankruptcy proceedings, even though the Fund will have structured its interest as senior debt, depending on the facts and circumstances, a bankruptcy court might recharacterize the Fund’s debt holding and subordinate all or a portion of its claim to that of other creditors. Adverse economic conditions also could decrease the value of collateral securing some of the Fund’s loans and the value of its equity investments. A recession could lead to financial losses in our portfolio and a decrease in revenues, net income and the value of the Fund’s assets.

These developments could increase the volatility of the value of securities owned by the Fund. These developments also could make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. These developments could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to the holders of common shares. These developments also could adversely affect the broader economy, which in turn could adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, leading to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the NAV and market price of the Fund’s common shares.

Market Disruptions from Natural Disasters or Geopolitical Risks. Political instability, epidemics of infectious diseases in certain parts of the world, war, terrorist attacks in the United States and around the world, natural disasters, social and political discord, debt crises (such as the Greek crisis), sovereign debt downgrades, or the exit or potential exit of one or more countries from the EU (such as the UK) or the European Economic and Monetary Union, among others, could result in market volatility, could have long term effects on the United States and worldwide financial markets, and could cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of natural disasters or geopolitical events in the future on the economy and securities markets.

Government Intervention in the Financial Markets. During the global financial crisis, the U.S. government took a number of actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The U.S. government took certain similar actions during the COVID-19 outbreak. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations could take additional actions that affect the regulation of the securities or Structured Products in which the Fund invests, or the issuers of such securities or Structured Products, in ways that are unforeseeable. Borrowers under secured loans held by the Fund could seek protection under the bankruptcy laws. Legislation or regulation could also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. The Adviser monitors developments and seeks to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

Portfolio Turnover Risk. The Fund’s annual portfolio turnover rate could vary greatly from year to year, as well as within a given year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover could result in the realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. A high portfolio turnover could increase the Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as a dividend to the Common Shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Anti-Takeover Provisions. The Fund’s Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at NAV.

Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Risks Relating to Funds’ RIC Status. To qualify and remain eligible for the special tax treatment accorded to regulated investment companies (“RICs”) and their shareholders under the Internal Revenue Code (the “Code”), the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. Very generally, in order to qualify as a RIC, the Fund must derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stock or other securities and currencies. The Fund must also meet certain asset diversification requirements at the end of each quarter of each of its taxable years. Failure to meet these diversification requirements on the last day of a quarter could result in the Fund having to dispose of certain investments quickly in order to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices or times and could result in substantial losses to the Fund. In addition, in order to be eligible for the special tax treatment accorded RICs, the Fund must meet the annual distribution requirement, requiring it to distribute with respect to each taxable year at least 90% of the sum of its “investment company taxable income” (generally its taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and its net tax-exempt income (if any) to its shareholders. If the Fund fails to qualify as a RIC for any reason and becomes subject to corporate tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions. Such a failure would have a material adverse effect on the Fund and its Common Shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions in order to re-qualify as a RIC.

RIC-Related Risks of Investments Generating Non-Cash Taxable Income. Certain of the Fund’s investments require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund invests in loans and other debt obligations that will be treated as having “market discount” and/or OID for U.S. federal income tax purposes. Because the Fund will, from time to time, be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund will have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes in such circumstances. Accordingly, the Fund will, from time to time, be required to sell assets, including at potentially disadvantageous times or prices, borrow, raise additional equity capital, make taxable distributions of its common shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund will, from time to time, realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, its Common Shareholders could receive larger capital gain distributions than they would in the absence of such transactions.

Cybersecurity. Increased reliance on internet-based programs and applications to conduct transactions and store data creates growing operational and security risks. Targeted cyber-attacks or accidental events can lead to breaches in computer and data systems security, and subsequent unauthorized access to sensitive transactional and personal information held or maintained by KKR, its affiliates, and third-party service providers or counterparties. Any breaches that occur could result in a failure to maintain the security, confidentiality, or privacy of sensitive data, including personal information relating to investors and the beneficial owners of investors, and could lead to theft, data corruption, or overall disruption in operational systems. Criminals could use data taken in breaches in identity theft, obtaining loans or payments under false identities and other crimes that have the potential to affect the value of assets in which the Fund invests. These risks have the potential to disrupt KKR’s ability to engage in transactions, cause direct financial loss and reputational damage or lead to violations of applicable laws related to data and privacy protection and consumer protection. Cybersecurity risks also necessitate ongoing prevention and compliance costs.

Misconduct of Employees and of Third-Party Service Providers. Misconduct by employees of the Adviser or by third-party service providers could cause significant losses to the Fund. Employee misconduct may include binding the Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized investment activities or concealing unsuccessful investment activities (which, in either case, may result in unknown and unmanaged risks or losses). Losses could also result from actions by third-party service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and third-party service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Fund’s business prospects or future marketing activities. No assurances can be given that the due diligence performed by the Adviser will identify or prevent any such misconduct.

Average Annual Total Returns

Average Annual Total Returns Year Ended October 31, 2023	One Year	Five Year	Ten Year
Acquiring Fund — Market Price Return	15.51%	3.56%	5.51%
Acquiring Fund — NAV Return	12.85%	3.15%	4.85%

Average Annual Total Returns Year Ended March 31, 2024	One Year	Five Year	Ten Year
Acquired Fund — Market Price Return	9.12%	2.39%	3.60%
Acquired Fund — NAV Return	5.93%	2.40%	3.45%

Past performance is not an indication of future results. The above average annual total returns tables do not reflect the deduction of taxes that a shareholder would pay on Acquiring Fund or Acquired Fund distributions or the sale of Acquiring Fund or Acquired Fund shares.

Capitalization

The table below sets forth the capitalization of the Acquired Fund and the Acquiring Fund as of October 31, 2024, and the pro forma capitalization of the Combined Fund as if the Reorganization had occurred on that date, assuming the maximum aggregate amount of Cash Consideration is elected.

	Acquired Fund	Acquiring Fund	Adjustments		Pro Forma Combined Fund
Net Assets	$189,756,431	$369,129,490	$(9,487,822	)(a)	$549,398,099
Common Shares Outstanding(b)	10,714,723	27,145,669	13,256,898	(c)	40,402,567
Net Asset Value Per Common Share	$17.71	$13.60	$13.60	(c)	$13.60
Preferred Shares Outstanding	None	2,000,000	—		2,000,000
Liquidation Preference per Preferred Share	N/A	$25.00	—		$25.00

(a)	Reflects the effects of the Cash Consideration (assuming the maximum aggregate amount of Cash Consideration is elected and that the Cash Consideration is funded from sales of securities).
(b)	Based on the number of outstanding common shares as of October 31, 2024.
(c)	Reflects the exchange of Acquired Fund shares for Acquiring Fund shares as a result of the Reorganization.

Investment Restrictions and Policies

The following table shows the fundamental investment restrictions of each Fund. The Funds’ fundamental investment restrictions are substantially similar. The Acquired Fund and Acquiring Fund are each diversified funds under the 1940 Act.

Acquired Fund	Acquiring Fund

The Acquired Fund will not borrow money, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund will not issue senior securities, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

1. The Acquiring Fund may not issue senior securities or borrow money, except the Fund may issue senior securities and/or borrow money (including through reverse repurchase agreements and dollar rolls) to the extent permitted by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time. The Fund does not have an investment policy limiting the amount of leverage that may be obtained through the use of covered reverse repurchase agreements.

The Acquired Fund will not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.	2. The Acquiring Fund may not act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of loans or portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

Acquired Fund	Acquiring Fund
The Acquired Fund will not “concentrate” its investments in an industry, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.	3. The Acquiring Fund may not invest in any security if as a result of such investment, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers), or (b) as otherwise provided by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time. For purposes of this restriction, in the case of investments in loan participations between the Fund and a bank or other lending institution participating out the loan, the Fund will treat both the lending bank or other lending institution and the borrower as “issuers.” For purposes of this restriction, an investment in a repurchase agreement, reverse repurchase agreement, collateralized loan obligation, collateralized bond obligation, collateralized debt obligation or a swap or other derivative will be considered to be an investment in the industry (if any) of the underlying or reference security, instrument or asset.

The Acquired Fund will not purchase or sell real estate, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.	4. The Acquiring Fund may not purchase or sell real estate, except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities and/or other instruments of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities and/or other instruments that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities and/or other instruments, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and/or other instruments and (f) as otherwise permitted by the 1940 Act, as amended from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

The Acquired Fund will not purchase or sell commodities, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.	5. The Acquiring Fund may not Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial or derivative instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by the 1940 Act, as amended from time to time, the rules and regulation promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

Acquired Fund	Acquiring Fund
The Acquired Fund will not make loans to other persons, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.	6. The Acquiring Fund may not make loans of money or property to any person, except (a) to the extent that securities, instruments, credit obligations or interests (including Senior Loans) in which the Fund may invest, or which the Fund may originate, are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by the 1940 Act, as amended from time to time, the rules and regulation promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

Thus, with respect to the foregoing restrictions 1 and 3 for the Acquiring Fund, the Acquiring Fund currently may not:

1. Issue senior securities or borrow money, except as permitted by the 1940 Act and the rules and regulations thereunder. Currently, the 1940 Act and the rules and regulations thereunder generally limit the extent to which the Acquiring Fund may utilize borrowings, together with any other senior securities representing indebtedness, to 33 1/3% of the Acquiring Fund’s Managed Assets at the time utilized (less the Acquiring Fund’s liabilities and indebtedness not represented by senior securities). In addition, the 1940 Act limits the extent to which the Acquiring Fund may issue preferred shares plus senior securities representing indebtedness to 50% of the Acquiring Fund’s Managed Assets (less the Acquiring Fund’s liabilities and indebtedness not represented by senior securities). Indebtedness associated with reverse repurchase agreements and similar financing transactions may be aggregated with any other senior securities representing indebtedness for this purpose or be treated as derivatives transactions under the 1940 Act and the rules and regulations thereunder, depending on the Acquiring Fund’s election under applicable SEC requirements.

2. Invest in any security if, as a result 25% or more of the value of the Acquiring Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers). (For the avoidance of doubt, the Acquiring Fund’s investments in private purpose industrial development bonds issued on behalf of non-government issuers will be subject to restriction 3).

The latter part of certain of the Acquiring Fund’s fundamental investment restrictions (i.e., the references to “as may otherwise be permitted by the 1940 Act, as amended from time to time and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to the Acquiring Fund from the provisions of the 1940 Act, as amended from time to time”) provide the Acquiring Fund with flexibility to change its limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in the Acquiring Fund’s restrictions provides the necessary flexibility to allow the Acquiring Fund’s Board of Trustees to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.

Non-Fundamental Policies of the Acquired Fund

1.	The Acquired Fund will not invest in companies for the purpose of exercising control or management.

2.

The Acquired Fund may not invest in the securities of other investment companies, except that it may invest in securities of no-load open-end money market investment companies and investment companies that invest in high yield debt securities if, immediately after any purchase of the securities of any such investment company: (i) securities issued by such investment company and all other investment companies owned by the Acquired Fund do not have an aggregate value in excess of 10% of the value of the total assets of the Acquired Fund; (ii) the Acquired Fund does not own more than three percent of the total outstanding voting stock of such investment company; and (iii) the Acquired Fund does not own securities issued by such investment company having an aggregate value in excess of 5% of the value of the total assets of the Acquired Fund. The Acquired Fund’s investment in securities of other investment companies will be subject to the proportionate share of the management fees and other expenses attributable to such securities of other investment companies.

3.

The Acquired Fund will not invest in the securities of foreign issuers, except for (i) those securities of the Canadian Government, its provinces and municipalities which are payable in United States currency, and (ii) securities of foreign issuers which are payable in United States dollars (“Yankee Bonds”). The Acquired Fund may also invest in Euro-dollar obligations with maturities up to one year, but the Acquired Fund will not acquire Yankee Bonds or Euro-dollar obligations if the acquisition would cause more than 15% of the Acquired Fund’s assets to be invested in Yankee Bonds and Euro-dollar obligations.

4.

The Acquired Fund will not invest more than 2% of the value of its total assets in warrants (valued at the lower of cost or market), except warrants acquired on initial issuance where the warrants are attached to or otherwise in a unit with other securities.

Rights of Fund Shareholders

The Acquired Fund is governed by its own Agreement and Declaration of Trust and By-laws. The Acquiring Fund is governed by its own Amended and Restated Declaration of Trust and By-Laws. Copies of these documents are available to shareholders without charge upon written request to the applicable Fund.

The below table summarizes a number of provisions of the respective governing documents of each Fund, which are in each case subject to any other applicable provision of the governing instruments of the relevant Fund and applicable law. The governing instruments have certain similar provisions, however there are differences that might impact how each Fund is governed. For example, the Funds are subject to different criteria regarding shareholder quorum and approval of a consolidation, merger or reorganization of the respective Fund. The term “the Trust,” when used in the below table, refers to the applicable Fund.

	Acquired Fund	Acquiring Fund
Voting Rights

The Shareholders shall have the right to vote only:

(a) for removal of Trustees;

(b) with respect to such additional matters relating to the Trust as may be required by applicable provisions of law, including the 1940 Act;

(c) with respect to merger or consolidation, Share conversion, Share exchange or sale of assets; and

(d) on such other matters as the Trustees may consider necessary or desirable.

The Shareholders shall have power to vote only (i) for the election of Trustees, (ii) for the removal of Trustees, (iii) with respect to any investment advisory or management contract, and (iv) with respect to such additional matters relating to the Trust as may be required by law, by the Declaration, or the By-Laws or any registration of the Trust with the Commission or any State, or as the Trustees may consider necessary or desirable.

Shareholder Quorum	Except when a larger quorum is required by the applicable provisions of the 1940 Act or other applicable law or regulation, 40% of the Shares entitled to vote on a matter shall constitute a quorum at a meeting of the shareholders.	The holders of one-third (33-1/3%) of the Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the Shareholders for purposes of conducting business on such matter.

Election of Trustees	A plurality vote shall be necessary for shareholders to elect Trustees.	Trustees shall be elected by the affirmative vote of a plurality of the Shares voted at such a meeting.

Removal of Trustees	A trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the trust. A meeting of shareholders for the purpose of electing or removing one or more trustees may be called (a) by the trustees upon their own vote, or (b) upon the demand of shareholders owning 10% or more of the shares of the trust in the aggregate.	Any of the Trustees may be removed with or without cause by a majority of the Shares voted in person or by proxy.

	Acquired Fund	Acquiring Fund

Approval of a Consolidation, Merger or Reorganization	Subject to approval of a majority of shares voted at a meeting at which a quorum is present or the written consent of a majority of shares entitled to vote on the matter and holding a majority of any portfolio (or class) entitled to vote separately on the matter, the trustees may cause (a) the trust or one or more of its portfolios to the extent consistent with applicable law to be merged into or consolidated with another trust, series of another trust or other person, (b) the shares of the trust or any portfolio to be converted into beneficial interests in another trust (or series thereof), (c) the shares to be exchanged for assets or property under or pursuant to any state or federal statute to the extent permitted by law or (d) a sale of assets of the trust or one or more of its portfolios.	Except as otherwise provided in the Declaration, the Trust may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property or the property, including its goodwill, upon such terms and conditions and for such consideration when and as authorized by two-thirds of the Trustees and approved by “a majority of the outstanding voting securities” (as such term is defined in the 1940 Act) of the Trust and any such merger, consolidation, sale, lease or exchange shall be determined for all purposes to have been accomplished under and pursuant to the statutes of the State of Delaware.

Termination of the Trust	The Trust may be terminated at any time without shareholder approval by the trustees upon 60 days’ prior written notice to shareholders of the Trust.	The Trust may be dissolved, only upon approval of not less than a majority of the Trustees.

BACKGROUND AND REASONS FOR THE REORGANIZATION

Board Consideration of the Reorganization

On October 3, 2024, the Board of Trustees (the “Board”) of the Acquired Fund, comprised entirely of trustees that are not “interested persons” as that term is defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”), approved the Reorganization Agreement. For the reasons discussed below, the Board determined that the proposed Reorganization would be in the best interest of the Acquired Fund and its shareholders.

Background to the Proposed Reorganization. At its December 2021 regular board meeting, the Board requested Insight North America LLC (“INA” or the “Acquired Fund Manager”) consider one or more strategic options for the Acquired Fund to grow its assets, maintain or reduce the Acquired Fund’s expense ratio, and reduce the Acquired Fund’s trading discount relative to its net asset value. In making this request, the Board considered that normal operating expenses for the Acquired Fund’s operations were increasing, that the Acquired Fund’s trading discount (as with most closed-end funds) would likely persist and that the Acquired Fund’s ability to grow assets and achieve economies of scale without diluting current shareholders was limited. In addition, the Board was concerned that the small size of the Acquired Fund and the persistent discount could increase activist interest in the Acquired Fund which could result in substantial costs and disruption to the Acquired Fund and its shareholders. In addition, at that time, the Trustees inquired about the few remaining listed closed-end funds with similar investment strategies as potential merger partners. Thereafter, at its regular quarterly meetings, the Board discussed various strategic options for the Fund with the Acquired Fund Manager. While the Board took no formal action related to strategic initiatives during these meetings, the Trustees directed that updates regarding INA’s strategic initiatives be included on subsequent meeting agendas. The Board otherwise considered, and discussed with INA, maintaining the status quo, the feasibility of converting the Fund to an open-end mutual fund or an interval fund, conducting periodic tender offers, a merger with affiliated and unaffiliated funds, and liquidation.

At a meeting held in May 2024, INA informed the Board that they had engaged an investment bank to assist in soliciting and analyzing potential strategic options with respect to the Acquired Fund, including a merger with another fund. The Board discussed with INA certain parameters that the Board would consider regarding any potential candidates, including the impact on the Acquired Fund’s expenses, the investment strategy of the respective funds, and tax considerations, among others. At a regular quarterly board meeting on June 20, 2024, INA reported that they had received several proposals from third parties and that they were currently evaluating the proposals. INA also informed the Board that each proposal contemplated transferring management of the Acquired Fund’s assets to another asset manager and would require shareholder approval. INA reported that they were currently conducting due diligence prior to making a formal proposal to the Board and expected to engage a proxy solicitor to consider the likelihood and potential costs of obtaining the required shareholder approval.

Board Consideration of the Proposed Reorganization.

The Board considered the Reorganization over several meetings held in August, September, and October 2024. At those meetings, INA discussed with the Board its reasons for proposing the Reorganization. INA reported that it had conducted an evaluation of strategic alternatives for the Acquired Fund in light of certain factors, including, among others, the Acquired Fund’s expense ratio, current asset levels and persistent discount. INA reviewed its evaluation of the strategic alternatives considered for the Acquired Fund, including maintaining the status quo, conversion to an open-end mutual fund or an interval fund, reorganization with an affiliated fund or unaffiliated fund, and liquidation, and advised the Board that, based on its evaluation, INA had determined that a reorganization with an unaffiliated fund would be in the overall best interests of the Acquired Fund. INA reviewed its discussions with KKR Credit Advisors (US) LLC, the investment adviser for the Acquiring Fund (“KKR” or the “Acquiring Fund Manager”), and the due diligence INA had conducted on KKR and the Acquiring Fund, INA informed the Board that INA was in the process of negotiating an agreement with KKR, pursuant to which KKR would acquire certain assets related to INA’s business of providing investment management services to the Acquired Fund (the “Purchase Transaction”) and that the Reorganization was being proposed as part of the Purchase Transaction. In connection with the meetings at which the Reorganization was discussed, INA and KKR provided the Board with a variety of materials relating to the Reorganization, including the rationale for and expected benefits and costs of the Reorganization, comparative information about the Funds and information about the Acquiring Fund Manager and the agreement to enter into the Purchase Transaction. Based on all the information reviewed, INA expressed its belief that the Reorganization was the best option for existing shareholders of the Acquired Fund and that the Board should approve and recommend that shareholders of the Acquired Fund approve the Reorganization. INA highlighted that the Reorganization would allow existing shareholders of the Acquired Fund to remain invested in a closed-end fund that seeks to provide high current income, noting that, compared to the Acquired Fund, the Acquiring Fund currently trades at a premium (although it has predominantly traded at a discount during most periods), provides a higher distribution rate, has higher returns net of expenses and borrowing costs for the year-to-date, 1-year, 3-year, 5-year and 10-year periods, and offers better overall market liquidity in light of its larger size and higher average daily trading volume. INA also noted several differences with respect to its investment strategy, higher management fee, higher expense ratio and the use of leverage. In addition, at the September 2024 meeting, the Board received presentations from representatives of KKR and was able to ask questions about the Reorganization, KKR and the Acquiring Fund. In connection with the meetings and prior to approving the Reorganization, the Independent Trustees of the Acquired Fund met in private sessions and reviewed the information provided and discussed the proposed Reorganization with the Acquired Fund’s legal counsel.

Based upon all the information provided, taken as a whole, and the discussions at the meetings, the Board, comprised entirely of Independent Trustees, approved the Reorganization, and determined that the Reorganization would be in the overall best interests of the Acquired Fund. Accordingly, the Board recommends that shareholders of the Acquired Fund approve the Reorganization.

In determining to approve the Reorganization and to recommend that shareholders of the Acquired Fund approve the Reorganization, the Board considered, among other things, the following factors:

•

Compatibility of Investment Objectives and Policies; Closed-End Fund Structure. The Board noted that the Funds have similar primary investment objectives. The Acquired Fund’s primary investment objective is to seek a high rate of return, primarily from interest income and trading activity, from a portfolio principally consisting of debt securities. The Acquiring Fund’s primary investment objective is to seek a high level of current income with a secondary objective of capital appreciation. The Board considered differences between the Funds’ investment objectives and strategies, noting the Acquired Fund generally invests in a portfolio consisting of higher rated fixed-income securities than the Acquiring Fund and the Acquiring Fund invests in high-yield bonds, bank loans and structured credit and utilizes leverage including preferred shares. The Board considered that the Acquired Fund was organized in 1971 and that Fund’s strategy in a listed closed-end structure appears to be out of favor in the current investing market as evidenced by the liquidation of most former peer funds and the dearth new funds with a similar strategy offered in a closed-end structure. In reviewing the respective Funds and accessing the risk profile of each strategy the Board noted that, notwithstanding the lower rated investments held by the Acquiring Fund, the Acquiring Fund’s Sharpe ratio (a measure of risk-adjusted performance) indicated that for prior periods the Acquiring Fund provided better risk-adjusted returns than the Acquired Fund. The Board considered that, unlike the Acquired Fund which has the ability to do so, the Acquiring Fund currently utilizes leverage. The Board also considered that substantially all of the Acquired Fund’s portfolio would be repositioned post-Reorganization, resulting in transaction costs, which would be borne by the Combined Fund, including shareholders of the Acquired Fund who remain shareholders in the Combined Fund. In addition, the Board noted that both Funds are structured as closed-end investment companies and considered the advantages of such structure, including the ability to use leverage and hold less liquid and potentially higher yielding assets.

•

Investment Capabilities of KKR. The Board considered information provided with respect to KKR’s investment capabilities and products, including its closed-end fund business, noting that KKR has managed and operated other closed-end funds. The Trustees considered that KKR is a well-established investment platform with resources to support the management of the Fund. The Trustees took notice of KKR’s credit opportunity sourcing and diligence capabilities. In addition, the Board considered other information regarding KKR, including KKR’s valuation procedures, risk management and compliance operations and regulatory history. The Board also considered the presentations from representatives of KKR, including KIO’s portfolio managers at its meeting in September 2024. In evaluating the capabilities and resources of KKR and the rationale for the Reorganization, the Board also considered INA’s assessment of KKR.

•	Portfolio Management. The Board considered the experience and qualifications of the Acquiring Fund’s portfolio managers, including their tenure at KKR and their experience managing the Acquiring Fund.

•

The Acquiring Fund Board Governance. The Board considered information regarding the governance structure of the Acquiring Fund’s Board, and the compliance and risk program. In addition, the Board met with the President of the Acquiring Fund and the Chairman of the Acquired Fund conferred with an Independent Trustee of the Acquiring Fund with respect to the Acquiring Fund’s governance and oversight.

•

Valuation of Portfolio Investments. The Board noted the information provided by KKR regarding the valuation procedures used to value the Acquiring Fund’s investments and considered that the impact on the value of an Acquired Fund shareholder’s investment was expected to be immaterial immediately after the Reorganization as a result of differences in the Funds’ valuation procedures.

•

Comparison of Fees and Expense Ratios. The Board considered comparative expense information for the Funds, including comparisons between the current advisory fee rates and total expense ratios for the Funds and the estimated pro forma advisory fee rate and total expense ratio of the Combined Fund. The Board noted that the Acquiring Fund stated advisory fee rate of 1.10% of managed assets was higher than the Acquired Fund’s current advisory fee and that KKR has contractually agreed to waive 0.11% of the Combined Fund’s advisory fee (from 1.10% to 0.99%) for the 12-month period after the Reorganization. The Board also noted that the Acquiring Fund’s net total annual operating expense ratio (5.53%) as of August 30, 2024, was substantially higher than that of the Acquired Fund, due in large part to the higher advisory fee and the costs of leverage. The Board also considered that the estimated pro forma net total annual operation expense ratio of the Acquiring Fund post-Reorganization of 4.87% of net assets (reflecting the impact of the proposed advisory fee waiver) was lower than the net total annual operating expense ratio of the Acquiring Fund but was higher than the net total operating expense ratios of the Acquired Fund.

•

Fund Performance and Distribution Rates. The Board reviewed the performance of the Funds, noting that the Acquiring Fund had outperformed the Acquired Fund on a NAV basis for the year-to-date, 1-year, 3-year, 5-year and 10-year periods ended August 12, 2024, net of operating expenses and borrowing costs. In reviewing the Funds’ performance, the Board took into account the different investment strategies and risk profiles of the Funds, noting the Acquiring Fund’s higher yield investments and use of leverage. In assessing the risk profiles and relative performance of the Funds, the Board noted that the Acquiring Fund’s Sharpe Ratio (a measure of risk-adjusted performance) indicated that for prior periods the Acquiring Fund provided better risk-adjusted returns than the Acquired Fund. The Board also considered that the Acquiring Fund has paid an attractive dividend rate, which represented a 10% annual distribution rate as of August 30, 2024, based on information provided by KKR, which was higher than the Acquired Fund’s annual distribution rate.

•

Anticipated Tax-Free Reorganization; Other Tax Impact. The Board noted INA’s representation that the Reorganization will be structured such that it would qualify as a tax-free reorganization for federal income tax purposes and that each Fund will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). Notwithstanding the expected tax-free nature of the Reorganization, shareholders who elect to receive Cash Consideration in lieu of the Acquiring Fund’s shares may recognize a taxable gain.

•

Potential for Improved Trading and Liquidity and Narrower Discounts. The Board considered the larger asset size and higher average daily trading volume of the Acquiring Fund as compared to the Acquired Fund and that shareholders of the Acquired Fund may benefit from becoming shareholders of a larger fund with higher trading volume, potentially resulting in improved liquidity. The Board noted KKR’s expectation that a larger fund should provide improved liquidity for shareholders. The Board considered that, in general, both Funds’ shares have historically traded at discounts to NAV, although the Acquiring Fund’s shares have recently traded at a premium to its NAV.

•

Expenses of the Reorganization. The Board noted that the direct costs of the Reorganization, including legal costs and costs associated with proxy solicitation, would be borne by the Acquiring Fund, INA and KKR and that the Acquiring Fund will bear up to $250,000 of the costs and expenses associated with the Reorganization. The Board noted the transaction costs that would be borne by the Acquiring Fund (including shareholders of the Acquired Fund who remain in the Acquiring Fund) as a result of portfolio repositioning post-Reorganization. The Board also considered that the Acquired Fund Manager will provide for a supplemental trustees liability insurance policy, that the retention amount for such supplemental policy will be borne by the Acquired Fund Manager, and that the premium for such supplemental policy will be borne equally between the Acquired Fund and the Acquired Fund Manager.

•

Alternatives to the Reorganization. The Board noted INA’s consideration of alternatives to the Reorganization, including maintaining the status quo, conversion to an open-end fund or interval fund, reorganization with an affiliated fund and reorganization with a third-party fund, and liquidation, and INA’s determination that the Reorganization was the best option for existing shareholders of the Acquired Fund.

•

Terms and Conditions of the Reorganization. The Board considered the terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of the interests of existing shareholders of the Acquired Fund. The Board also considered that shareholders of the Fund will receive Stock Consideration equal to 100% of the net asset value of their shares of the Acquired Fund for which Stock Consideration is elected and therefore would not experience dilution. The Board also noted that shareholders who elect to receive Cash Consideration will receive an amount equal to 98% of the net asset value of their shares of the Acquired Fund (subject to adjustment and proration), and that such amounts are consistent with terms in issuer tender offers by closed-end funds and redemption fees on other types of funds. The Board also noted that the Acquired Fund has persistently traded at a discount of greater than 2% and that shareholders electing Cash Consideration would likely receive a greater amount as a result of the Reorganization than selling Acquired Fund shares into the market.

In addition, the Board considered the Reorganization in light of the increased focus by activist investors on closed-end funds such as the Acquired Fund and the significant costs that may be imposed on the Acquired Fund in connection with an activist campaign, including potential litigation costs. The Board considered that the Reorganization may have the additional benefit of reducing the likelihood of an activist campaign against a larger combined fund. In evaluating the Reorganization, the Board also considered that INA will receive compensation from KKR in connection with the Purchase Transaction.

Based upon all of the foregoing considerations, the Board, in the exercise of its business judgment, approved the Reorganization, including the proposed Agreement and Plan of Reorganization and the Reorganization contemplated thereby, and determined that the Reorganization would be in the best interests of the Acquired Fund. No single factor was determinative in the Board’s analysis and all factors were taken as a whole. The Board, which is comprised entirely of Independent Trustees, unanimously recommends that shareholders of the Acquired Fund approve the Reorganization.

The Board, which is comprised entirely of Independent Trustees, unanimously recommends that shareholders of the Acquired Fund approve the Reorganization.

Purchase Agreement

On October 8, 2024, Insight North America LLC, the investment adviser to the Acquired Fund (the “Acquired Fund Manager”) and KKR Credit Advisors (US) LLC, the investment adviser to the Acquiring Fund (the “Acquiring Fund Manager”) entered into a separate agreement (the “Purchase Agreement”) pursuant to which Acquiring Fund Manager will acquire certain assets related to the Acquired Fund Manager’s business of providing investment management services with respect to the assets of the Acquired Fund (the “Business”) if the Reorganization is approved, and upon satisfaction or waiver of certain other conditions. More specifically, under the Purchase Agreement, the Acquired Fund Manager has agreed to transfer to the Acquiring Fund Manager, for a cash payment at the closing of the Asset Transfer (as defined below) and subject to certain exceptions, all right, title and interest of the Acquired Fund Manager in and to the goodwill and books and records relating to the Business of the Acquired Fund (the “Asset Transfer”).

The Funds are not a party to the Purchase Agreement; however, the completion of the Asset Transfer is subject to certain conditions, including shareholder approval of the Reorganization described in the Proxy Statement/Prospectus for the Reorganization to proceed. Therefore, if Acquired Fund shareholders do not approve the Reorganization or if the other conditions in the Purchase Agreement are not satisfied or waived, then the Asset Transfer may not be completed, and the Purchase Agreement may be terminated.

MANAGEMENT OF THE FUNDS

The Boards of the Funds

The Board of each Fund is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the trustees of investment companies by the 1940 Act and under Delaware law.

The Advisers of the Funds

Acquired Fund

Insight North America LLC (the “Acquired Fund Manager”), 200 Park Ave, 7th Floor, New York, NY 10166, serves as the Fund’s investment adviser. The Acquired Fund Manager is a New York State limited liability company and is an investment adviser registered under the Investment Advisers Act of 1940. The Acquired Fund Manager is an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation, a publicly-traded corporation with its headquarters at 240 Greenwich Street, New York, NY 10286. The Acquired Fund Manager works closely with and is administered by Insight Investment Management (Global) Limited, another of The Bank of New York Mellon Corporation’s investment management subsidiaries. The Acquired Fund Manager is subject to The Bank of New York Mellon Corporation’s Code of Conduct and various policies and procedures designed to address the potential for conflicts of interest that may arise in connection with the Acquired Fund Manager’s status as an affiliated person of The Bank of New York Mellon Corporation and its subsidiaries.

The Acquired Fund Manager provides such services to the Acquired Fund pursuant to the Investment Advisory Agreement. The Investment Advisory Agreement became effective December 1, 2020, and, after an initial two-year term, continues in effect from year to year provided such continuance is specifically approved at least annually in the manner required by the 1940 Act. A discussion regarding the basis for the Board of Trustees of the Acquired Fund’s renewal of the Investment Advisory Agreement is available in the Acquired Fund’s semi-annual report to shareholders for the period ended September 30, 2024.

Pursuant to the Investment Advisory Agreement, the Acquired Fund has agreed to pay the Acquired Fund Manager a management fee payable on a monthly basis at the annual rate of the annualized rate became 0.50% of the first $100,000,000 of the Fund’s average daily Managed Assets, 0.40% of the Fund’s average daily Managed Assets in excess of $100,000,000 but less than $200,000,000, and 0.30% of the Fund’s average daily Managed Assets in excess of $200,000,000. For purposes of this calculation, “Managed Assets” means the total assets of the Fund, less its liabilities other than Fund liabilities incurred for investment purposes.

Acquiring Fund

KKR Credit Advisors (US) LLC (the “Acquiring Fund Manager”), serves as the Acquiring Fund’s adviser, subject to the ultimate supervision of, and any policies established by, the Board of Trustees of the Acquiring Fund, pursuant to the terms of an investment advisory agreement with the Acquiring Fund (the “Investment Advisory Agreement”). Under the terms of the Investment Advisory Agreement, the Acquiring Fund Manager allocates the Acquiring Fund’s assets in accordance with the Acquiring Fund’s investment objective. The Acquiring Fund Manager may reallocate the Acquiring Fund’s assets subject to the ultimate supervision of, and any policies established by, the Board of Trustees of the Acquiring Fund.

Launched in 2004, the Adviser is a subsidiary of KKR & Co. Inc., a leading global investment firm with a 47-year history of leadership, innovation and investment excellence. The Adviser is a leading manager of non-investment grade debt and public equities. The Adviser was formed as a limited liability company under the laws of the State of Delaware on June 24, 2004 and is a registered investment adviser with the SEC. The Adviser currently serves as an investment adviser of certain unregistered private investment companies and registered investment companies and may in the future serve as an investment adviser of other registered and unregistered investment companies. The Adviser is located at 555 California Street, 50th Floor, San Francisco, California 94104, and its telephone number is (415) 315-3620.

Pursuant to an investment advisory agreement, the Acquiring Fund Manager receives an annual fee, payable monthly by the Acquiring Fund, in an amount equal to 1.10% of the Fund’s average daily Managed Assets (the “Management Fee”). A discussion regarding the basis for the approval of the renewal of the Investment Advisory Agreement by the Board is available in the Acquiring Fund’s annual report to Common Shareholders for the period ending October 31, 2023. In connection with the Reorganization, the Adviser has contractually agreed to temporarily reduce its Management Fee to an annual rate of 0.99% of the average daily value of the Combined Fund’s Managed Assets for a period of twelve months, effective as of the Closing Date of the Reorganization.

In addition to the fees paid to the Acquiring Fund Manager, the Acquiring Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Acquiring Fund Manager), custodial expenses, leveraging expenses, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

Portfolio Management of the Acquired Fund

The portfolio managers having primary responsibility for the day-to-day management of the Acquired Fund’s portfolio are Erin Spalsbury and James DiChiaro.

Erin Spalsbury – Senior Portfolio Manager

Senior Portfolio Manager, Insight North America LLC

February 2024 - Present

Portfolio Manager responsible for management of portfolio

James DiChiaro – Senior Portfolio Manager

Senior Portfolio Manager, Insight North America LLC

September 1999 - Present

Portfolio Manager responsible for management of portfolio

Portfolio Management of the Acquiring Fund

The portfolio managers having primary responsibility for the day-to-day management of the Acquired Fund’s portfolio are Christopher A. Sheldon and Jeremiah S. Lane.

Christopher A. Sheldon – Mr. Sheldon joined KKR in 2004 and is a Member of KKR. Mr. Sheldon serves as the Head of Leveraged Credit. Mr. Sheldon is a Portfolio Manager for the Acquiring Fund Manager’s Leveraged Credit and Private Credit funds and portfolios. Mr. Sheldon is a member of the Acquiring Fund Manager’s U.S. Leveraged Credit Investment Committee, Global Private Credit Investment Committee and the Acquiring Fund Manager’s Portfolio Management Committee. Prior to joining KKR, Mr. Sheldon was a vice president and senior investment analyst with Wells Fargo’s high yield securities group. Previously, Mr. Sheldon worked at Young & Rubicam Advertising and SFM Media Corporation in their media-planning departments. Mr. Sheldon holds a B.A. from Denison University.

Jeremiah S. Lane – Mr. Lane joined KKR in 2005 and is a Member of KKR. Mr. Lane is a Portfolio Manager for the Acquiring Fund Manager’s Leveraged Credit funds and portfolios. Mr. Lane is a member of the Acquiring Fund Manager’s U.S. Leveraged Investment Committee, as well as a member of the Acquiring Fund Managers Portfolio Management Committee. Prior to joining KKR, Mr. Lane worked as an associate in the investment banking/technology, media and telecom group at J.P. Morgan Chase. Mr. Lane holds an A.B. with honors in History from Harvard University.

Other Service Providers

The other service providers for the Funds are as follows. The other service providers for the Acquiring Fund will be the service providers to the Combined Fund.

	Acquired Fund	Acquiring Fund
Administrator	BNY Mellon Investment Servicing (US) Inc.	U.S. Bancorp Fund Services, LLC
Custodian	The Bank of New York Mellon	U.S. Bank, N.A.
Transfer Agent, Dividend Paying Agent and Registrar	Computershare Investor Services	U.S. Bancorp Fund Services, LLC
Fund Accounting Services Provider	BNY Mellon Investment Servicing (US) Inc.	U.S. Bancorp Fund Services, LLC
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP	Deloitte & Touche LLP
Fund Counsel	Troutman Pepper Hamilton Sanders LLP	Dechert LLP

AGREEMENT BETWEEN INSIGHT NORTH AMERICA LLC AND KKR CREDIT ADVISORS (US) LLC

The Acquiring Fund Manager and Acquired Fund Manager have entered into a separate agreement (the “Purchase Agreement”) pursuant to which Acquiring Fund Manager will acquire certain assets related to the Acquired Fund Manager’s business of providing investment management services with respect to the assets of the Acquired Fund (the “Business”) if the Reorganization is approved, and upon satisfaction or waiver of certain other conditions. More specifically, under the Purchase Agreement, the Acquired Fund Manager has agreed to transfer to the Acquiring Fund Manager, for a cash payment at the closing of the Asset Transfer (as defined below) and subject to certain exceptions, all right, title and interest of the Acquired Fund Manager in and to the goodwill and books and records relating to the Business of the Acquired Fund (the “Asset Transfer”).

ADDITIONAL INFORMATION ABOUT THE SHARES OF THE FUNDS

Description of Common Shares to be Issued by the Acquiring Fund; Comparison to the Acquired Fund

General. The Acquired Fund offers one class of shares: common shares. The Acquiring Fund offers two classes of shares: common shares and preferred shares. As a general matter, with respect to the Acquiring Fund and the Acquired Fund, the common shares have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no preemptive, conversion or exchange rights or rights to cumulative voting. Holders of whole common shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportional fractional vote.

Common Shares

The Acquiring Fund is authorized to issue an unlimited number of common shares. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. The holders of common shares will not be entitled to receive any distributions from the Acquiring Fund unless all accrued interest, fees and dividends, if any, with respect to the Acquiring Fund’s leverage have been paid, unless certain asset coverage tests with respect to the leverage employed by the Acquiring Fund are satisfied after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating any preferred shares issued by the Acquiring Fund have been met. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Acquiring Fund will send annual and semi-annual reports, including financial statements, to all holders of its common shares.

Any additional offerings of shares will require approval by the Board of the Acquiring Fund. Any additional offering of common shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current NAV, exclusive of the sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund’s outstanding voting securities.

The Acquiring Fund’s common shares are listed on the NYSE under the trading or “ticker” symbol “KIO.”

The Acquiring Fund’s NAV per share generally increases when interest rates decline, and decreases when interest rates rise. However, because the secured loans that the Acquiring Fund invests in may be floating rate in nature, the Acquiring Fund’s NAV per share may be less affected by interest rate fluctuations than if it were investing in other forms of securities. The Acquiring Fund’s NAV will be reduced immediately following the offering of common shares by the amount of the sales load and the amount of the organizational costs and offering expenses paid by the Acquiring Fund.

Unlike open-end funds, closed-end funds like the Acquiring Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a Common Shareholder decides to buy additional common shares or sell shares already held, the Common Shareholder may do so by trading through a broker on the NYSE or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than NAV. Shares of closed-end investment companies like the Fund that invest predominantly in secured loans and fixed-income instruments have traded during some periods at prices higher than NAV and have traded during other periods at prices lower than NAV. Because the market price of the Fund’s common shares may be affected by such factors as distribution levels and stability (which are in turn affected by expenses, regulation affecting the timing and character of Fund distributions and other factors), NAV, portfolio credit quality, liquidity, market supply and demand, general market conditions and other factors, the Fund cannot assure you that its common shares will trade at a price equal to or higher than NAV in the future. The Acquiring Fund’s market price may also be affected by general market, economic or political conditions. The common shares are designed primarily for long-term investors and should not be viewed as a vehicle for trading purposes. You should not purchase common shares of the Acquiring Fund if you intend to sell them shortly after purchase.

Preferred Shares

The Acquiring Fund’s Amended and Restated Declaration of Trust provides that the Board of the Acquiring Fund may authorize and issue additional preferred shares, with rights as determined by the Board of the Acquiring Fund, without the approval of the holders of the common shares. The terms of any preferred shares, including dividend rate, liquidation preference and redemption provisions restrictions on the declaration of dividends, maintenance of asset ratios and restrictions while dividends are in arrears will be determined by the Board of the Acquiring Fund, subject to applicable law and the Amended and Restated Declaration of Trust.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Acquiring Fund, the holders of any preferred shares, including the currently outstanding mandatory redeemable preferred stock, will be entitled to receive a preferential liquidating distribution. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Acquiring Fund.

The 1940 Act, among other things, requires that the holders of outstanding preferred shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the Trustees of the Acquiring Fund at any time two years’ dividends on any preferred shares are unpaid.

The discussion above describes the possible offering of additional preferred shares by the Acquiring Fund. If the Board of the Acquiring Fund determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the terms of the Acquiring Fund’s Amended and Restated Declaration of Trust. The Board of the Acquiring Fund, without the approval of the holders of common shares, may authorize an offering of additional preferred shares or may determine not to authorize such an offering, and may fix the terms of the preferred shares to be offered.

Outstanding Shares as of the Record Date

Outstanding Shares
Acquired Fund	Common Shares: 10,714,723
Acquiring Fund	Common Shares: 27,145,669 Series A Mandatory Redeemable Preferred Shares: 2,000,000

Purchase and Sale

Each Fund’s common shares are listed on the NYSE. The common shares of the Acquiring Fund are listed on the NYSE under the ticker symbol “KIO” and will continue to be so listed following the Reorganization. The common shares of the Acquired Fund are listed on the NYSE under the ticker symbol “INSI” and would be delisted from the NYSE following the Reorganization.

Purchase and sale procedures for the common shares of each of the Funds are similar. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of the Funds through privately negotiated transactions with existing shareholders.

Acquired Fund shareholders who hold shares directly through Computershare Investor Services and receive Stock Consideration in the Reorganization will then hold shares of the Acquiring Fund directly through U.S. Bancorp Fund Services, LLC. Following the Reorganization, such shareholders will not be able to sell their shares of the Combined Fund through U.S. Bancorp Fund Services, LLC. If such shareholders determine they would like to sell their Combined Fund shares following the Reorganization, they will need to create an account with a registered broker-dealer, transfer the shares to that account, and sell the shares through that broker-dealer.

Share Price Data

The Funds’ common shares have traded both at a premium and at a discount to the Funds’ NAV per common share. There can be no assurance that the Funds’ common shares will not trade at a discount in the future. Shares of closed-end investment companies frequently trade at a discount to NAV. It is not possible to state whether Combined Fund shares will trade at a discount or premium to NAV, or what the extent of any such discount or premium might be.

The following table sets forth for the fiscal quarters indicated the highest and lowest daily prices during the applicable quarter at the close of market on the NYSE per common share along with (i) the highest and lowest closing NAV and (ii) the highest and lowest premium or discount from NAV represented by such prices at the close of the market on the NYSE.

Acquired Fund

	Market Price ($)		NAV ($)		Premium/discount to NAV (%)
Quarter Ended	High	Low	High	Low	High	Low
September 30, 2024	$17.65	$16.20	$18.38	$17.40	$-3.55%	$-7.69%
June 30, 2024	$16.58	$15.74	$17.66	$16.95	-4.05%	-9.68%
March 31, 2024	$16.58	$15.67	$17.68	$17.28	-5.90%	-10.23%
December 31, 2023	$16.25	$14.31	$17.73	$16.07	-7.30%	-11.38%
September 30, 2023	$15.84	$14.92	$17.30	$16.67	-10.14%	-10.98%
June 30, 2023	$16.26	$15.37	$17.67	$17.08	-6.73%	-10.90%
March 31, 2023	$16.31	$15.11	$17.82	$16.98	-7.00%	-11.12%
December 31, 2022	$15.82	$14.51	$17.54	$16.18	-8.82%	-11.08%

Acquiring Fund

	Market Price ($)		NAV ($)		Premium/discount to NAV (%)
Quarter Ended	High	Low	High	Low	High	Low
October 31, 2024	$15.04	$13.87	$13.70	$13.30	9.78%	1.84%
July 31, 2024	$14.38	$13.17	$13.68	$13.41	5.81%	-2.73%
April 30, 2024	$13.55	$12.82	$13.86	$13.43	-0.95%	-5.11%
January 31, 2024	$12.98	$11.48	$13.47	$12.65	-3.57%	-9.40%
October 31, 2023	$12.45	$11.19	$13.22	$12.62	-5.03%	-12.24%
July 31, 2023	$11.99	$10.81	$13.14	$12.43	-8.46%	-13.17%
April 30, 2023	$12.09	$10.36	$13.31	$12.07	-6.10%	-14.59%
January 31, 2023	$11.92	$10.89	$13.17	$12.18	-7.88%	-12.60%

On October 31, 2024, the Acquired Fund’s NAV per share was $17.71 and the last reported sale price of a common share on the NYSE was $17.30, representing a discount to NAV of 2.32%. On October 31, 2024, the Acquiring Fund’s NAV per share was $13.60 and the last reported sale price of a common share on the NYSE was $13.95, representing a premium to NAV of 2.57%.

NET ASSET VALUE OF COMMON SHARES OF THE ACQUIRING FUND

The NAV of the common shares of the Acquiring Fund is computed based upon the value of the Acquiring Fund’s Managed Assets. NAV per common share is determined daily on each day that the NYSE is open for business as of the close of the regular trading session on the NYSE. The Acquiring Fund calculates NAV per common share by subtracting liabilities from the total assets of the Acquiring Fund and dividing the result by the total number of outstanding common shares of the Acquiring Fund. The Acquiring Fund’s assets and liabilities are valued in accordance with the principles set forth herein.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Securities and other assets for which market quotes are not readily available are valued at fair value using good faith methods. The Board of the Acquiring Fund has designated the Acquiring Fund Manager as the Acquiring Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair valuation determinations for the Acquiring Fund with respect to all Acquiring Fund investments and/or and other assets. In circumstances where market quotes are not readily available, securities may not be priced on the basis of quotes from the primary market in which they are traded, but rather may be valued at fair value, as determined in good faith, pursuant to procedures adopted by the Board. Fair value pricing may require subjective determinations about the value of a security.

Domestic and foreign fixed-income instruments and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Bank loans, including Senior Loans, are valued by using readily available market quotations or another commercially reasonable method selected by an independent, third-party pricing service, or, if such independent, third-party valuations are not available, by using broker quotations. Senior secured adjustable, variable or floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mid price in the market for such loans, as provided by a loan pricing service. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The value of swaps, including credit default swaps, total return swaps and interest rate swaps will be determined by obtaining at least one dealer quotation (including information from counterparties) or valuations from third-party pricing services. If no quotations or valuations are available, or if such quotations or valuations are believed to be unreliable, swaps will be fair valued pursuant to procedures adopted by the Board of the Acquiring Fund.

The Acquiring Fund will normally use pricing data for domestic or foreign equity securities received shortly after the close of the primary securities exchange on which such securities trade and does not normally take into account trading, clearances or settlements that take place after the close of the exchange.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Acquiring Fund NAV was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures adopted by the Board of the Acquiring Fund. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at prevailing exchange rates as may be determined in good faith pursuant to procedures adopted by the Board of the Acquiring Fund. Although the Acquiring Fund’s policy is intended to result in a calculation of the Acquiring Fund’s NAV that fairly reflects security values as of the time of pricing, the Acquiring Fund cannot ensure that fair values would accurately reflect the price that the Acquiring Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instances, in a forced or distressed sale). The prices used by the Acquiring Fund may differ from the value that would be realized if the securities were sold.

DIVIDEND REINVESTMENT PLAN OF THE ACQUIRING FUND

Pursuant to the Dividend Reinvestment Plan (the “DRIP”), income dividends and/or capital gain distributions to Common Shareholders will automatically be reinvested in additional Common Shares of the Fund by the Plan Administrator. A Common Shareholder may terminate participation in the DRIP at any time by notifying the DRIP Administrator before the record date of the next distribution through the Internet, by telephone or in writing.

1.

The Plan Administrator will open an account for each holder of Common Shares under the Plan in the same name in which such holder of Common Shares is registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and Participants will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the Participants’ accounts, depending upon the circumstances described below, either through (i) receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere.

2.

If, on the payment date for any Dividend, the closing market price plus estimated per share fees (which include any brokerage commissions the Plan Administrator is required to pay) is equal to or greater than the net asset value (“NAV”) per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the Participants. The number of Newly Issued Common Shares to be credited to each Participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus per share fees, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the Participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

3.

The Plan Administrator maintains all Participants’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Participants for tax records. Common Shares in the account of each Participant will be held by the Plan Administrator on behalf of the Participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to Participants and vote proxies for Common Shares held under the Plan in accordance with the instructions of the Participants.

4.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

5.

There will be no charges with respect to Common Shares issued directly by the Fund. However, each Participant will pay a per Common Share fee incurred in connection with Open Market Purchases. The automatic reinvestment of Dividends will not relieve Participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividend. All per Common Share fees include any applicable brokerage commissions the Plan Administrator is required to pay.

6.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to Participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the Participants.

7.	All correspondence or questions concerning the Plan should be directed to the Plan Administrator, U.S. Bancorp Fund Services, LLC, in writing to 615 East Michigan Street, Milwaukee, Wisconsin 53202.

ANTI-TAKEOVER AND CERTAIN PROVISIONS IN THE ACQUIRING FUND’S DECLARATION OF TRUST

The Fund’s Amended and Restated Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. This could have the effect of depriving Common Shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. The Fund’s Trustees have been elected and divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board.

The Amended and Restated Declaration of Trust, subject to certain exceptions, provides that the Trust may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the its property, including its goodwill, upon such terms and conditions and for such consideration when and as authorized by two-thirds of the Trustees and approved by a majority of the outstanding voting securities and any such merger, consolidation, sale, lease or exchange shall be determined for all purposes to have been accomplished under and pursuant to the statutes of the State of Delaware. The Amended and Restated Declaration of Trust also requires the affirmative vote or consent of two-thirds of the Trustees and of holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) to authorize a conversion of the Fund from a closed-end to an open-end investment company. Also, the Amended and Restated Declaration of Trust provides that the Fund may dissolve upon the approval of not less than a majority of Trustees. See “Risk Factors.”

The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters, certain of which are required by the 1940 Act.

The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. These provisions also provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The provisions of the Amended and Restated Declaration of Trust described above could have the effect of discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Governing Documents, both of which are on file with the SEC.

The Amended and Restated Declaration of Trust contains an express disclaimer of shareholder personal liability for debts or obligations or any other form of personal liability in connection with the property or actions of the Fund.

For the purposes of calculating “a majority of the outstanding voting securities” under the Amended and Restated Declaration of Trust, each class and series of the Fund will vote together as a single class, except to the extent required by the 1940 Act or the Amended and Restated Declaration of Trust, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The Board has determined that provisions with respect to the Board and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. For a more complete explanation, see the full text of these provisions in the Amended and Restated Declaration of Trust, which is on file with the SEC.

Delaware Statutory Trust Act – Control Share Acquisitions

Provisions of the Delaware Statutory Trust Act (the “DSTA”) regarding control share acquisition (the “Control Share Statute”) are applicable to the Fund as a Delaware statutory trust. Pursuant to the Control Share Statute, shareholders of the Fund that acquire ownership of shares equal to or greater than certain thresholds tied to the overall voting interests of the Fund or the voting interests of a class of shares of the Fund may, with respect to certain shares, have limited ability to vote with respect to certain proposals.

The Control Share Statute provides for thresholds at which a person has the power to directly or indirectly exercise or direct the exercise of the voting power of shares in the election of trustees, above which shares are considered control shares. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of any “associate,” as defined by the Control Share Statute. These thresholds are:

•	10% or more, but less than 15% of all voting power;

•	15% or more, but less than 20% of all voting power;

•	20% or more, but less than 25% of all voting power;

•	25% or more, but less than 30% of all voting power;

•	30% or more, but less than a majority of all voting power; or

•	a majority or more of all voting power.

Once a threshold is reached, an acquirer has no voting rights under the DSTA with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by a vote of shareholders, or otherwise exempted by the Fund’s Board of Trustees. Approval by shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of a Fund. Alternatively, the Board is permitted, but not obligated, to exempt acquisitions of control shares, either in advance or retroactively. As of the date hereof, the Board has not exempted any acquisition of control shares.

The foregoing is only a summary of certain aspects of the Control Share Statute. Some uncertainty around the application under the 1940 Act of state control share statutes exists as a result of recent federal and state court decisions that have found that certain control share acquisition provisions violate the 1940 Act.

Conversion to Open-End Fund

The Amended and Restated Declaration of Trust requires the affirmative vote or consent of two-thirds of the Trustees and a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) to authorize a conversion of the Fund from a closed-end to an open-end investment company. The composition of the Fund’s portfolio and/or its investment policies could prohibit the Fund from complying with regulations of the SEC applicable to open-end management investment companies unless significant changes in portfolio holdings, which might be difficult and could involve losses, and investment policies are made. Conversion of the Fund to an open-end management investment company also would require the redemption of any outstanding preferred shares and could require the repayment of borrowings, which would reduce the leveraged capital structure of the Fund with respect to the common shares. In the event of conversion, the common shares would cease to be listed on the NYSE or other national securities exchange or market system. The Board believes the closed-end structure is desirable, given the Fund’s investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Fund to an open-end management investment company. Common Shareholders of an open-end management investment company can require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. If converted to an open-end fund, the Fund expects to pay all redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new common shares would be sold at NAV plus a sales load.

APPRAISAL RIGHTS

Shareholders of the Acquired Fund and the Acquiring Fund do not have appraisal rights in connection with the proposed transactions.

FINANCIAL HIGHLIGHTS

The Acquired Fund

The information the fiscal years ended March 31, 2020 through March 31, 2024, has been audited by Tait, Weller & Baker LLP, the Acquired Fund’s independent registered public accounting firm, unless identified as unaudited. Financial highlights for the fiscal years ended March 31, 2024, 2023, 2022, 2021 and 2020, and the Report of the Independent Registered Public Accounting Firm thereon appear in the Acquired Fund’s Annual Report for the fiscal year ended March 31, 2024, which is available upon request.

	Year ended March 31,
	2024	2023	2022	2021	2020
Per Share Operating Performance
Net asset value, beginning of year	$17.52	$19.59	$21.25	$19.67	$20.57

Net investment income	0.78	0.72	0.70	0.77	0.79
Net gain (loss) on investments and futures contracts	0.14	(2.01)	(1.22)	2.10	(0.50)

Total from investment operations	0.92	(1.29)	(0.52)	2.87	0.29

Less distributions:
Dividends from net investment income	(0.78)	(0.72)	(0.80)	(0.80)	(0.97)
Distributions from net realized gains	—	(0.06)	(0.34)	(0.49)	(0.22)

Total distributions	(0.78)	(0.78)	(1.14)	(1.29)	(1.19)

Net asset value, end of year	$17.66	$17.52	$19.59	$21.25	$19.67

Per share market price, end of year	$16.49	$15.88	$17.87	$20.45	$19.74

Total Investment Return(1)
Based on net asset value	5.93%	(6.08)%	(2.80)%	14.71%	1.51%
Based on market value	9.12%	(6.68)%	(7.87)%	10.00%	9.03%
Ratios/Supplemental Data
Net assets, end of year (000s)	$189,158	$187,692	$209,849	$227,637	$210,632
Ratio of expenses to average net assets (gross of waivers/reimbursements)	0.88%	0.86%	0.85%	0.81%	0.76%
Ratio of expenses to average net assets (net of waivers/reimbursements)	0.88%	0.86%	0.85%	0.79%	0.76%
Ratio of net investment income to average net assets	4.56%	4.11%	3.31%	3.56%	3.76%
Portfolio turnover rate	34.65%	35.10%	51.47%	88.81%	59.99%
Number of shares outstanding at the end of the year (in 000’s)	10,713	10,713	10,713	10,710	10,710

	Year ended March 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance
Net asset value, beginning of year	$20.55	$20.75	$20.20	$21.52	$21.10
Net investment income	0.85	0.87	0.88	0.93	0.98
Net gain (loss) on investments and futures contracts	(0.03)	(0.03)	0.57	(1.23)	0.50

Total from investment operations	0.82	0.84	1.45	(0.30)	1.48

Less distributions:
Dividends from net investment income	(0.67)	(0.80)	(0.90)	(1.02)	(1.06)
Distributions from net realized gains	(0.13)	(0.24)	—	—	—

Total distributions	(0.80)	(1.04)	(0.90)	(1.02)	(1.06)

Net asset value, end of year	$20.57	$20.55	$20.75	$20.20	$21.52

Per share market price, end of year	$19.22	$19.37	$19.16	$19.14	$20.01

Total Investment Return(1)
Based on net asset value	4.52%	4.26%	7.48%	(1.00)%	7.57%
Based on market value	3.60%	6.43%	4.75%	0.88%	8.67%
Ratios/Supplemental Data
Net assets, end of year (000s)	$220,355	$220,141	$222,258	$216,304	$230,464
Ratio of expenses to average net assets (gross of waivers/reimbursements)	0.80%	0.75%	0.75%	0.77%	0.74%
Ratio of expenses to average net assets (net of waivers/reimbursements)	0.77%	0.74%	0.75%	0.77%	0.74%
Ratio of net investment income to average net assets	4.24%	4.15%	4.24%	4.52%	4.58%
Portfolio turnover rate	63.00%	55.62%	44.32%	26.60%	30.73%
Number of shares outstanding at the end of the year (in 000’s)	10,710	10,710	10,710	10,709	10,709

(1)

Total investment return based on net asset value per share includes management fees and all other expenses paid by the Fund and reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. Total investment return based on market value is calculated assuming a purchase of common shares at the market price on the first day and a sale at the market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, if for less than a full year, is not annualized. Past performance is not a guarantee of future results.

The Acquiring Fund

The information for the six months ended April 30, 2024, is unaudited. The information for the fiscal years ended October 31, 2019, through October 31, 2023, has been audited by Deloitte & Touche LLP, the Acquiring Fund’s independent registered public accounting firm, unless identified as unaudited. Financial highlights for the fiscal year ended October 31, 2023, and the Report of the Independent Registered Public Accounting Firm thereon appear in the Acquiring Fund’s Annual Report for the fiscal year ended October 31, 2023, which is available at https://www.kkrfunds.com/kio/ and upon request.

	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31
		2023	2022	2021	2020	2019
Per share operating performance(1)
Net asset value, beginning of year	$12.62	$12.47	$16.78	$14.86	$15.57	$17.24
Income (loss) from investment operations
Net investment income	0.70	1.49	1.35	1.40	1.39	1.49
Net realized and unrealized gains (losses)	0.97	0.77	(4.40)	1.78	(0.60)	(1.66)

Total from investment operations	1.67	2.26	(3.05)	3.18	0.79	(0.17)

Distributions from Net investment income	(0.73)	(1.40)	(1.26)	(1.26)	(1.50)	(1.50)

Total distributions	(0.73)	(1.40)	(1.26)	(1.26)	(1.50)	(1.50)

Dilutive effect of rights offering	—	(0.71)	—	—	—	—

Net asset value, end of year	$13.56	$12.62	$12.47	$16.78	$14.86	$15.57

Total return(2)	24.01%	15.51%	(27.01)%	36.24%	(3.58)%	7.55%

Ratios to average net assets*
Expenses	5.53%	4.95%	3.56%	3.12%	3.73%	3.38%
Net investment income	10.53%	11.72%	9.08%	8.49%	9.65%	9.07%
Supplemental data
Market value/price	$13.31	$11.35	$11.08	$16.67	$13.25	$15.39
Price discount	(1.84)%	(10.06)%	(11.15)%	(0.66)%	(10.83)%	(1.16)%
Net assets, end of year (000’s)	$367,841	$342,359	$253,597	$341,267	$302,336	$316,670
Portfolio turnover rate**	28%	58%	32%	79%	73%	62%

	Year Ended October 31
	2019	2018	2017	2016	2015
Per share operating performance(1)
Net asset value, beginning of year	$17.24	$18.38	$17.67	$17.11	$18.98
Income from operations
Net investment income	1.49	1.51	1.59	1.61	1.47
Net realized and unrealized gain (loss) on investments, foreign currency transactions and deferred Trustees’ fees	(1.66)	(0.07)	0.71	0.45	(1.69)

Total income from operations	(0.17)	1.44	2.30	2.06	(0.22)

Distributions from
Net investment income	(1.50)	(1.55)	(1.59)	1.50	(1.51)
Net realized gains	—	—	—	—	(0.10)
Return of capital					(0.04)

Total distributions	(1.50)	(1.55)	(1.59)	(1.50)	(1.65)

Dilutive effect of rights offering	—	(1.03)	—	—	—

Net Asset Value, end of year	$15.57	$17.24	$18.38	$17.67	$17.11

Total return(2)	7.55%	2.84%	18.08%	17.10%	(6.50)%

Ratios to average net assets
Expenses	3.38%	3.17%	2.74%	2.68%	2.46%
Net investment income	9.07%	8.63%	8.74%	9.79%	8.23%
Supplemental data
Market value/price	$15.39	$15.77	$16.87	$15.68	$14.82
Price discount	1.16%	8.53%	8.22%	11.26%	13.38%
Net assets, end of year (000’s)	$316,669	$350,601	$280,373	$269,492	$261,004
Portfolio turnover rate	62.19%	56.20%	84.06%	82.48%	73.33%

[1]	Per share calculations were performed using average shares.
[2]

Total return is computed based on NYSE market price of the Fund’s shares and excludes the effect of brokerage commissions. Distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan. Total return is for the period indicated and has not been annualized.

*	Annualized
**	Portfolio turnover is calculated for the period presented.

INFORMATION ABOUT THE REORGANIZATION

Assuming Acquired Fund shareholders approve the Reorganization, the Acquired Fund will transfer at net asset value all of its assets to the Acquiring Fund. Following the Reorganization, the Acquired Fund will be dissolved and terminated as soon as reasonably practicable in accordance with its organizational documents and the 1940 Act.

Acquired Fund shareholders will be entitled to receive in exchange for each of their outstanding shares of Acquired Fund shares either (i) shares of Acquiring Fund common stock, which shall be based on the relative per share NAVs of the Acquired Fund and the Acquiring Fund (i.e., the value received shall be equal to 100% of the NAV per share of the Acquired Fund common stock) (“Stock Consideration”), or (ii) an amount of cash equal to 98% of the NAV per share of the Acquired Fund common stock (“Cash Consideration”). Acquired Fund shareholders’ right to elect to receive Cash Consideration is subject to the adjustment and proration procedures set forth in the Reorganization Agreement to ensure that the total number of shares of Acquired Fund common stock converted into the right to receive Cash Consideration will not exceed 535,736 shares (representing five percent (5%) of the outstanding shares of Acquired Fund common stock immediately prior to the closing of the Reorganization).

Following the Reorganization, Acquired Fund shareholders who receive Stock Consideration will become shareholders of the Combined Fund and will receive newly issued common shares of the Acquiring Fund the aggregate net asset value (“NAV”) (not the market value) of which will equal the aggregate NAV (not the market value) of the common shares of the Acquired Fund you held immediately prior to the Reorganization (except for any Cash Consideration received and cash received for fractional shares of the Acquiring Fund held).

Neither the Acquired Fund nor the Acquiring Fund is making any recommendation as to whether an Acquired Fund stockholder should elect to receive the Cash Consideration or the Stock Consideration. If you are an Acquired Fund stockholder, you must make your own decision with respect to this election and you should seek the advice of your own attorneys, financial advisors and/or accountants.

It is anticipated that the Reorganization, together with related acts necessary to consummate the same, shall occur in the fourth quarter of 2024 or the first quarter of 2025.

The distribution of Acquiring Fund common shares to the Acquired Fund’s shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the shareholders of the Acquired Fund and transferring to those shareholder accounts Acquiring Fund common shares. Each newly-opened account on the books of the Acquiring Fund for the former shareholders of the Acquired Fund will represent the respective pro rata number of Acquiring Fund common shares due to such shareholder.

Election and Exchange Procedures

Prior to the closing of the Reorganization, the Exchange Agent will provide a form of election and appropriate transmittal materials to holders of record of shares of Acquired Fund common stock advising such holders of the procedure for exercising their right to make an election.

Acquired Fund stockholders should not forward their stock certificates (if any) to the Exchange Agent without a valid form of election and other appropriate transmittal materials.

To be effective, a form of election must be properly completed, signed and submitted to the Exchange Agent by 5:00 PM (Eastern Time) on the business day that is five business days prior to the closing date for the Reorganization, or such other date and time as the Acquiring Fund may publicly announce with the consent of the Acquired Fund, which is referred to as the election deadline. Each form of election submitted to the Exchange Agent must be accompanied by customary evidence of ownership of such shares as determined by the Exchange Agent by the election deadline.

An Acquired Fund stockholder may revoke his or her election by written notice received by the Exchange Agent prior to the election deadline. A holder of shares of Acquired Fund common stock who has validly revoked his or her election and has not properly submitted a new duly completed form of election will be deemed to have made a stock election. The Acquiring Fund will determine, in its reasonable discretion, which discretion and authority it may delegate in whole or in part to the Exchange Agent, whether forms of election (and where applicable, appropriate transmittal materials) have been properly completed, signed and submitted or revoked, and the decision of the Acquiring Fund (or the Exchange Agent, as the case may be) in such matters will be conclusive and binding.

Expenses of the Reorganization

Except as otherwise set forth in the Reorganization Agreement or unless otherwise agreed in writing, each of the Acquiring Fund Manager and the Acquired Fund Manager shall pay its own direct and indirect expenses incurred by it in connection with the preparation and negotiation of this Agreement and the consummation of the transactions contemplated by this Agreement, including all fees and expenses of its advisors and representatives. To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases of portfolio securities made in connection with the Reorganization, these will be borne by (i) the Acquired Fund with respect to sales and purchases conducted before the Effective Time and (ii) the Combined Fund with respect to sales and purchases conducted at or after the Effective Time.

In addition, the Acquiring Fund is expected to bear a portion of the costs and expenses associated with the Reorganization. The Acquiring Fund will bear up to $250,000 of such costs and expenses. The Acquiring Fund and the Acquiring Fund Manager will bear equally all costs and expenses incurred (i) with respect to the registration of the shares of the Acquiring Fund to be issued in connection with the Reorganization and the filing of any proxy solicitation materials, including any filing fees associated with the filing of the Proxy Statement/Prospectus or any other registration statement or proxy solicitation materials as may be necessary in connection with the Reorganization and (ii) all expenses for preparation, printing and distributing any proxy and proxy solicitation materials in connection with the Reorganization, provided that, the budget for such proxy and proxy solicitation materials shall be determined by the Acquiring Fund after reasonable consultation with the Acquired Fund. However, the Acquiring Fund Manager has agreed to bear or reimburse the Acquiring Fund for all such direct expenses in excess of $250,000.

Any expenses or costs related to the winding up or dissolution of the Acquired Fund after the Effective Time shall be paid by the Acquired Fund Manager.

TERMS OF THE REORGANIZATION AGREEMENT

The following is a summary of the significant terms of the Reorganization Agreement. The form of Reorganization Agreement is attached as Appendix B to the Proxy Statement/Prospectus.

The NAV per Acquiring Fund share shall be computed as of the time at which the Acquired Fund and the Acquiring Fund calculate their NAVs as set forth in their respective prospectuses (normally the close of regular trading on the NYSE) on the business day immediately prior to the Closing Date (the “Valuation Time”). At the closing of the Reorganization, the Reorganization Agreement sets forth that the Acquired Fund assets will be valued in accordance with the Acquired Fund’s valuation procedures as approved by the Board of the Acquired Fund. Upon the consummation of the Reorganization, the assets transferred to the Acquiring Fund will be valued pursuant to the Acquiring Fund’s valuation procedures as approved by the Board of Trustees of the Acquiring Fund.

Acquired Fund shareholders will be entitled to receive in exchange for each of their outstanding shares of Acquired Fund shares either (i) shares of Acquiring Fund common stock, which shall be based on the relative per share NAVs of the Acquired Fund and the Acquiring Fund (i.e., the value received shall be equal to 100% of the NAV per share of the Acquired Fund common stock) (“Stock Consideration”), or (ii) an amount of cash equal to 98% of the NAV per share of the Acquired Fund common stock (“Cash Consideration”), pursuant to the Reorganization Agreement. Stock elections are not subject to proration. Acquired Fund shareholders’ right to elect to receive Cash Consideration is subject to the adjustment and proration procedures set forth in the Reorganization Agreement to ensure that the total number of shares of Acquired Fund common stock converted into the right to receive Cash Consideration will not exceed 535,736 shares (representing five percent (5%) of the outstanding shares of Acquired Fund common stock immediately prior to the closing of the Reorganization). In the event that the Acquired Fund stockholders elect to receive Cash Consideration for an aggregate number of shares of the Acquiring Fund common stock, which are referred to as cash election shares, in excess of 535,736 shares (representing five percent (5%) of the outstanding shares of the Acquired Fund common stock immediately prior to the closing of the Reorganization), such Acquired Fund stockholders will receive Stock Consideration or Cash Consideration as follows:

•

The maximum number of shares of the Acquired Fund for which Cash Consideration will be received shall not exceed 535,736 shares (representing five percent (5%) of the outstanding Acquired Fund Shares immediately prior to the Closing). Each record holder of the Acquired Fund having made a cash election will be entitled to receive the Cash Consideration in respect of approximately their pro rata portion of the aggregate shares of the Acquired Fund common stock for which Cash Consideration will be received. In some cases, due to rounding, an Acquired Fund stockholder’s pro rata portion may be zero, such that the Acquired Fund stockholder will receive no Cash Consideration with respect to Acquired Fund shares held.

•	With respect to the remainder of each such holder’s cash election shares, the holder will receive Stock Consideration, including cash in lieu of any fractional share, if applicable.

At the Effective Time, the Acquiring Fund shall issue Acquiring Fund Shares to the Acquired Fund for transfer to the Acquired Fund shareholders. Within three business days after the Effective Time, the Acquiring Fund shall deliver to the Acquired Fund the Cash Consideration for distribution to those Acquired Fund shareholders electing to receive Cash Consideration.

Under the terms of the Reorganization Agreement, the Reorganization is conditioned upon, among other things, approval of the Proposal by the shareholders of the Acquired Fund, Acquiring Fund shareholder approval of the issuance of additional shares and each Fund’s receipt of certain routine certificates and legal opinions.

The Reorganization Agreement may be terminated (i) by mutual agreement of the parties at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of the Acquiring Fund and the Board of the Acquired Fund, make proceeding with the Reorganization Agreement inadvisable; (ii) if one party breaches any representation, warranty or agreement contained in the Reorganization to be performed at or before the Closing Date, which breach would give rise to the failure of a condition precedent to the obligation of a party as set forth in the Reorganization Agreement and it is not cured within 30 days after being provided notice by the non-breaching party; or (iii) if the Purchase Agreement above is validly terminated.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of Acquired Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular stockholder or to stockholders who may be subject to special treatment under U.S. federal income tax laws.

The U.S. federal income tax consequences with respect to the Reorganization will be dependent upon the particular facts in existence prior to and at the time of the Reorganization. In addition, the application of certain aspects of the U.S. federal income tax law to the proposed Merger is unclear and subject to alternative interpretations. The Fund will make their determination as of the time of the Reorganization, although that determination may be subject to challenge by the IRS. Acquired Fund shareholders must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

Treatment as a Tax-Free Reorganization

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under section 368(a) of the Code. As a condition to the closing of the Reorganization, the Acquired Fund and the Acquiring Fund each will receive an opinion from Dechert LLP, dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of section 368(a) of the Code. The opinion of Dechert LLP will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Dechert LLP will also rely upon certain representations of the management of the Acquired Fund and the Acquiring Fund and assume, among other things, that the Reorganization will be consummated in accordance with the Reorganization Agreement and other operative documents and as described herein.

If the Reorganization qualifies, as intended, as a tax-free reorganization under Section 368(a) of the Code, and the Cash Consideration is treated as “boot” in the reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

•

No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund assets solely in exchange for Acquiring Fund shares and Cash Consideration and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

•

No gain or loss will be recognized by the Acquired Fund upon the transfer at net asset value of the Acquired Fund assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and Cash Consideration and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution of the Acquiring Fund shares and Cash Consideration to the Acquired Fund shareholders in exchange for Acquired Fund shares, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in section 1256(b) of the Code or stock in a passive foreign investment company, as defined in section 1297(a) of the Code;

•

No gain or loss will be recognized by the Acquired Fund shareholders who receive only Stock Consideration upon the exchange of their Acquired Fund shares (except with respect to cash received in lieu of fractional shares of the Acquiring Fund);

•

Gain (but not loss) will be recognized by the Acquired Fund shareholders who receive Stock Consideration and Cash Consideration upon the exchange of their Acquired Fund shares in an amount equal to the lesser of (i) the amount of Cash Consideration received in the transaction (excluding any cash received in respect of fractional shares) and (ii) the amount of gain realized in the exchange. The amount of gain that is realized in the exchange will equal the excess of (a) the sum of the cash plus the fair market value of the Acquiring Fund shares, including any fractional share of Acquiring Fund, received in the exchange over (b) the tax basis of the Acquired Fund shares surrendered in the exchange;

•

The aggregate tax basis for the Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by each such Acquired Fund shareholder immediately prior to the Reorganization (reduced by Cash Consideration received, and increased by the amount of gain recognized with respect to such Cash Consideration, if any);

•

The holding period of the Acquiring Fund shares to be received by each Acquired Fund shareholder will include the period during which the Acquired Fund shares surrendered in exchange therefor were held (provided such Acquired Fund shares were held as capital assets on the date of the Reorganization);

•

Except for assets which may be marked to market for federal income tax purposes as a consequence of a termination of Acquired Fund’s taxable year, the tax basis of the Acquired Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund in exchange therefor; and

•

The holding period of the Acquired Fund assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund (except where the investment activities of the Acquiring Fund have the effect of reducing or eliminating such periods with respect to an Acquired Fund asset).

The Funds have not sought a tax ruling from the IRS. Opinions of counsel are not binding upon the IRS or the courts. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, and thus is taxable, the Acquired Fund would recognize gain or loss on the transfer at net asset value of its assets to the Acquiring Fund and each shareholder of the Acquired Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the Acquired Fund shares and the fair market value of the shares of the Acquiring Fund it received. Prospective investors must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

Capital Loss Carryforwards

As of the fiscal year ended March 31, 2024, the Acquired Fund had $9.4 million of non-expiring capital loss carryforwards. As of the fiscal year ended October 31, 2023, the Acquiring Fund had non-expiring capital loss carryforwards of $44.9 million. The Combined Fund’s ability to carry forward and use the Acquired Fund or its own pre-Reorganization capital losses may be limited following the Reorganization under the loss limitation rules of sections 382, 383 and 384 of the Code. Either Fund’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) cannot be used to offset unrealized gains in another Fund that are “built in” (unrealized) at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five calendar years. Further, a portion of a Fund’s pre-acquisition losses may become subject to an annual limitation on the amount that may be used to offset future gain. Any remaining pre-acquisition losses will offset capital gains realized after the Reorganization and this will reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization. Therefore, in certain circumstances, shareholders of a Fund may be subject to tax sooner, or incur more taxes as a result of the transactions that would take place as part of the Reorganization, than they would have had the Reorganization not occurred.

The impact of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each of the Acquired Fund and the Acquiring Fund at the time of the Reorganization and thus cannot be calculated precisely at this time.

Cash in lieu of Fractional Shares of the Acquiring Fund

If an Acquired Fund shareholder receives cash in lieu of a fractional share of the Acquiring Fund, the Acquired Fund shareholder will be treated as having received the fractional share of Acquiring Fund pursuant to the Reorganization and then as having sold that fractional share of Acquiring Fund for cash. As a result, each such Acquired Fund shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the tax basis in his, her or its fractional share of Acquiring Fund. This gain or loss generally will be a capital gain or loss and will be long-term capital gain or loss if, as of the date of Reorganization, the holding period for the shares (including the holding period of Acquired Fund shares surrendered therefor) is greater than one year. The deductibility of capital losses is subject to limitations.

Distribution of Income and Gains

The Acquired Fund’s tax year is expected to end as a result of the Reorganization. The Acquired Fund generally will be required to declare to its shareholders of record one or more distributions of all of its previously undistributed investment company taxable income and net realized capital gain (if any), including capital gain realized on any securities disposed of in connection with the Reorganization, in order to maintain its treatment as a registered investment company during its tax year ending with the date of the Reorganization and to eliminate any U.S. federal income tax on its taxable income in respect of such tax year.

Moreover, if the Acquiring Fund has investment company taxable income or net realized capital gain, but has not distributed such income or gain prior to the Reorganization and you acquire shares of the Acquiring Fund in the Reorganization, a portion of your subsequent distributions from the Combined Fund may, in effect, be a taxable return of part of your investment. Similarly, if you acquire Acquiring Fund shares in the Reorganization when the Acquiring Fund holds appreciated securities, you may receive a taxable return of part of your investment if and when the Combined Fund sells the appreciated securities and distributes the realized gain.

Portfolio Transitioning

Portfolio transitioning after the Reorganization may result in capital gains or losses, which may have federal income tax consequences. For example, if the Reorganization was completed on August 30, 2024, it is estimated that approximately $1,500,000, or $0.04 per share, in capital losses would have resulted from portfolio transitioning in the Combined Fund following the Reorganization.

VOTING INFORMATION AND REQUIREMENTS

Record Date

Shareholders of record of the Acquired Fund as of the close of business on October 29, 2024, the record date (previously defined as the “Record Date”), are entitled to notice of and to vote at the Special Meeting. Shareholders on the Record Date will be entitled to one vote for each share held, and each fractional share held shall be entitled to a proportionate fractional vote.

Proxies

Shareholders of record as of the Record Date may vote by attending the Special Meeting or, prior to the Special Meeting, may vote their shares by returning the enclosed proxy card or by casting their vote via telephone or the Internet using the instructions provided on the enclosed proxy card. The giving of such a proxy will not affect your right to vote should you decide to attend the Special Meeting. If your shares are held in “street name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to cast your votes.

The enclosed proxy is revocable by you at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy to the Secretary of the Acquired Fund before or at the Special Meeting.

If you hold shares through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on the Proposal, your shares will be voted “FOR” the Proposal.

Quorum

A quorum of shareholders must be present for any business to be conducted at the Special Meeting. Forty percent (40%) of the Acquired Fund shares entitled to vote on a matter shall constitute a quorum at the Special Meeting.

Broker Non-Votes and Abstentions

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares. If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. The Proposal is considered “non-routine,” so brokers will not have discretionary voting power with respect to the Proposal, and the Acquired Fund does not expect to receive any broker non-votes.

Abstentions, if any, will be included for purposes of determining whether a quorum for the Acquired Fund is present at the Special Meeting and will be treated as shares present at the Special Meeting, but will not be treated as votes cast.

Adjournments

Any meeting of shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

Additional Information about Attending the Special Meeting

As stated earlier in this Proxy Statement/Prospectus, the Special Meeting is scheduled to be held on January 10, 2025, at 9 a.m. Eastern Time at the offices of Troutman Pepper Hamilton Sanders LLP, located at 400 Berwyn Park, 899 Cassatt Road, Berwyn, Pennsylvania. Please note that shareholders who intend to attend the Special Meeting will need to provide valid identification and, if they hold shares through a bank, broker or other nominee, satisfactory proof of ownership of shares, such as a voting instruction form (or a copy thereof) or a letter from their bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date to be admitted to the Special Meeting. You may call toll-free (866) 416-0565 for information on how to obtain directions to be able to attend the Special Meeting and vote in person.

Householding

Please note that only one copy of shareholder documents, including annual or semi-annual reports and proxy materials may be delivered to two or more shareholders of the Acquired Fund who share an address, unless the Acquired Fund has received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct the Acquired Fund otherwise. To request a separate copy of any shareholder document, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Acquired Fund at the address and phone number set forth above.

Shareholder Communications

Shareholders and other interested parties may contact the Board of the Acquired Fund or any member of the Board of the Acquired Fund by mail. To communicate with the Board of the Acquired Fund or any member of the Board of the Acquired Fund, correspondence should be addressed to the Board of the Acquired Fund or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent to the principal place of business of the Acquired Fund, c/o Insight Select Income Fund, 200 Park Ave, 7th Floor, New York, NY 10166.

Vote Required for the Proposal

The Proposal will require the affirmative vote of a majority of the shares of the Acquired Fund voted when a quorum is present at the Special Meeting.

SHAREHOLDER INFORMATION

As of October 29, 2024, to each Fund’s knowledge, no single shareholder or “group” (as that term is used in Section 13(d) of the Exchange Act) beneficially owned more than 5% of a class of shares of either Fund, except as described in the following tables. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of control. A party that controls a Fund may be able to significantly affect the outcome of any item presented to shareholders for approval. Information as to beneficial ownership of shares, including percentage of shares beneficially owned, is based on, among other things, reports filed with the SEC by such holders.

The Acquired Fund

Shareholder Name and Address	Class of Shares / Beneficial or Record Owner	Share Holdings	Percentage Owned	Estimated Pro Forma Percentage of Ownership of Combined Fund(1)
Sit Investment Associates, Inc 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	Common Shares/Beneficial Owner	2,504,246	23.39%	7.67%

Karpus Management, Inc. 183 Sully’s Trail Pittsford, NY 14534	Common Shares/Beneficial Owner	1,021,745	9.54%	3.13%

Allspring Global Investments, LLC 1415 Vantage Park Drive, 3rd Floor Charlotte, NC 28203	Common Shares/Beneficial Owner	611,860	5.71%	1.87%

1607 Capital Partners, LLC 13 S. 13th Street, Suite 400 Richmond, VA 23219	Common Shares/Beneficial Owner	544,582	5.09%	1.67%

The Acquiring Fund

Shareholder Name and Address	Class of Shares / Beneficial or Record Owner	Share Holdings	Percentage Owned	Estimated Pro Forma Percentage of Ownership of Combined Fund(1)
Brighthouse Life Insurance Company 11225 N. Community House Rd. Charlotte, NC 28277	Preferred Shares/Beneficial Owner	184,000	9.20%	9.20%

Metlife Insurance KK 1-3 Kioicho Chiyoda-Ku Tokyo 102-8525 Japan	Preferred Shares/Beneficial Owner	244,000	12.20%	12.20%

Metropolitan Life Insurance Company 200 Park Avenue New York, NY 10166	Preferred Shares/Beneficial Owner	492,000	24.60%	24.60%

Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101-2098	Preferred Shares/Beneficial Owner	280,000	14.00%	14.00%

Voya Financial, Inc. 230 Park Avenue New York NY 10169	Preferred Shares/Beneficial Owner	680,000	34.00%	34.00%

(1)	Assumes the maximum aggregate amount of Cash Consideration is elected.

Security Ownership of Management

As of November 27, 2024, the officers and Trustees of the Acquired Fund, in the aggregate, owned less than 1% of the outstanding shares of the Acquired Fund. As of November 27, 2024, the officers and Trustees of the Acquiring Fund, in the aggregate, owned less than 1% of the outstanding shares of the Acquiring Fund.

SHAREHOLDER PROPOSALS

Proposals intended to be presented by shareholders for consideration at the 2025 Annual Meeting of Shareholders of the Acquired Fund must be received by the Secretary of the Acquired Fund at the Acquired Fund’s principal office no later than January 13, 2025, in order to be considered for inclusion in the proxy statement for that meeting. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with these requirements. Shareholders who wish to make a proposal at the Acquired Fund’s 2025 Annual Meeting of Shareholders, other than one that will be included in the Acquired Fund’s proxy materials, must notify the Acquired Fund no later than March 31, 2025. If a shareholder who wishes to present a proposal fails to notify the Acquired Fund by this date, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the applicable proxy rules. However, if the Reorganization is approved and will be consummated, the Acquired Fund will be dissolved and will no longer hold annual meetings of shareholders.

SOLICITATION OF PROXIES

Solicitation of proxies is being made primarily by the mailing of the Notice and this Proxy Statement/Prospectus with its enclosures on or about December [ ], 2024. Proxy solicitations may also be made by telephone or personal interviews conducted by officers and service providers of the Acquired Funds, including any agents or affiliates of such service providers. In addition, as noted above, a proxy solicitation firm, EQ Fund Solutions, LLC, has been engaged to assist in the solicitation of proxies. Shareholders of the Acquired Fund whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee.

OTHER BUSINESS

The Board knows of no other business to be presented for action at the Special Meeting. If any matters do come before the Special Meeting on which action can properly be taken in accordance with the Acquired Fund’s organizational documents, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Special Meeting. The submission of a proposal does not guarantee its inclusion in the proxy statement or presentation at the Special Meeting unless certain securities law requirements are met.

IF YOU NEED ANY ASSISTANCE OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL OR HOW TO VOTE YOUR SHARES, PLEASE CALL THE ACQUIRED FUND’S PROXY SOLICITOR, EQ FUND SOLUTIONS, LLC, AT (866) 416-0565 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

Appendix A—Principal Risks of the Acquired Fund

An investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The Fund’s share price fluctuates, sometimes dramatically, which means an investor in the Fund could incur a loss.

Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the Fund’s investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the Fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the Fund’s investments in new securities may be at lower yields and may reduce the Fund’s income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.

Asset-Backed Securities Risk. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds. Asset-backed securities are issued by non-governmental entities and carry no direct or indirect government guarantee; the asset pools that back asset-backed securities are securitized through the use of privately-formed trusts or special purpose corporations. Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity.

Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security’s price to fall. The lower a security’s credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of the Fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.

Derivatives risk. The Fund may utilize a variety of derivative instruments. Generally, derivatives are financial contracts whose values depend on, or are derived from, the value of an underlying asset, reference rate or index. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. In addition, derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, credit risk and management risk. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to its derivative transactions will affect the value of those instruments. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested.

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Economic, geopolitical and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

As a result of certain geopolitical tensions and armed conflicts outside of the United States, the extent and ultimate result of which are unknown at this time, the United States and the European Union, along with the regulatory bodies of a number of countries, have imposed economic sanctions on certain countries, corporate entities and individuals. The imposition of such sanctions and other similar measures could cause, among other things, a decline in the value and/or liquidity of securities issued, downgrades in the credit ratings of securities and cause increased market volatility affecting not only the party but throughout the world. Sanctions could also result in a party taking counter measures or retaliatory actions which may further impair the value and liquidity of some securities.

ETF and other investment company risk. To the extent the Fund invests in pooled investment vehicles, such as ETFs and other investment companies, the Fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the Fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest. When the Fund invests in an ETF or other investment company, shareholders of the Fund will bear indirectly their proportionate share of the expenses of the ETF or other investment company (including management fees) in addition to the expenses of the Fund.

Foreign investment risk. To the extent the Fund invests in foreign securities, the Fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the Fund.

Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Fund does not apply to the market value of such security or to shares of the Fund itself.

High yield securities risk. High yield (“junk”) securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer’s ability to make principal and interest payments. The prices of high yield securities can fall in response to bad news about the issuer or its industry, or the economy in general, to a greater extent than those of higher rated securities.

Issuer risk. A security’s market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services, or factors that affect the issuer’s industry, such as labor shortages or increased production costs and competitive conditions within an industry.

Leverage risk. The use of leverage (borrowing money to purchase properties or securities) will cause the Fund to incur additional expenses and significantly magnify losses in the event of underperformance of the assets purchased with borrowed money. In addition, a lender may terminate or refuse to renew any credit facility. If the Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may further depress the returns of the Fund.

Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the Fund’s share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

Management risk. The investment process used by the Fund’s portfolio managers could fail to achieve the Fund’s investment goal and cause your fund investment to lose value.

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Market risk. The value of the securities in which the Fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to coronavirus outbreaks and aggressive measures taken world-wide in response by governments, and by businesses, including changes to operations and reducing staff.

The impact of pandemic risks may last for an extended period of time and result in a substantial economic downturn. Any such impact could adversely affect the Fund’s performance.

Risk of market price discount from net asset value. Shares of closed-end funds frequently trade at a market price that is below their NAV. This is commonly referred to as “trading at a discount.” This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund’s NAV may decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time after purchasing them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

Valuation risk. When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Trustees. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

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Appendix B—Form of Agreement and Plan of Reorganization

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of October [__], 2024, by and between KKR Income Opportunities Fund, a Delaware statutory trust with its principal place of business at 555 California Street, 50th Floor, San Francisco, California 94104 (the “Acquiring Fund”), and Insight Select Income Fund, a Delaware statutory trust with its principal place of business at 200 Park Avenue, 7th Floor, New York, New York 10166 (the “Acquired Fund” and, together with the Acquiring Fund, the “Funds”). KKR Credit Advisors (US) LLC, a Delaware limited liability company and the investment adviser to the Acquired Fund (the “Acquiring Fund Manager”), joins this Agreement solely for purposes of Sections 7.1, 8.1, 9.2, 11.1, 11.2 and 11.3, and Insight North America LLC, a Delaware limited liability company registered under the Investment Advisers Act of 1940 (the “Acquired Fund Manager”), joins this Agreement solely for purposes of Sections 7.1, 8.1, 9.2, 11.1, 11.2 and 11.3.

WHEREAS, the reorganization will consist of (i) the transfer of all of the Assets (as defined in Section 1.2) of the Acquired Fund to the Acquiring Fund in exchange for (A) Stock Consideration (as defined in Section 2.3), which shall be comprised of newly issued common shares of beneficial interest of the Acquiring Fund, par value of $0.001 per share (the “Acquiring Fund Shares”) calculated in accordance with Section 2 hereto, (B) Cash Consideration (as defined in Section 2.3) in an amount determined in accordance with Schedule A hereto, and (C) the assumption of all Assumed Liabilities (as defined in Section 1.3) of the Acquired Fund by the Acquiring Fund, and (ii) the distribution of the Acquiring Fund Shares and Cash Consideration to the Acquired Fund Shareholders (as defined below) as part of the complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”); and

WHEREAS, the Acquiring Fund and the Acquired Fund are each closed-end management investment companies registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Acquired Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, the Acquiring Fund is authorized to issue their shares of beneficial interest; and

WHEREAS, the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”) and the Board of Trustees of the Acquired Fund (the “Acquired Fund Board”) have authorized and approved the Reorganization; and

WHEREAS, each of the Acquired Fund Manager and the Acquiring Fund Manager have entered into a purchase agreement (the “Purchase Agreement”) pursuant to which the Acquiring Fund Manager agreed to acquire, and the Acquired Fund Manager agreed to sell, certain assets relating to the Acquired Fund Manager’s business with respect to the Acquired Fund; and

WHEREAS, it is intended that, for United States federal income tax purposes, (i) the transactions contemplated by this Agreement shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) that the Agreement shall constitute a “plan of reorganization” for purposes of the Code.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, intending to be legally bound hereby, the parties hereto covenant and agree as follows:

1. THE REORGANIZATION AND FUND TRANSACTIONS

1.1. The Reorganization. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, and in accordance with the laws of the State of Delaware, at the Effective Time (as defined in Section 2.5), the Acquired Fund shall assign, deliver and otherwise transfer the Assets (as defined in Section 1.2) to the Acquiring Fund in exchange for the Stock Consideration and the Cash Consideration. At the Effective Time, the Acquiring Fund shall issue Acquiring Fund Shares to the Acquired Fund for transfer to the Acquired Fund Shareholders as hereinafter provided. Promptly thereafter, and in any event, no more than three (3) Business Days after the Effective Time, the Acquiring Fund shall deliver to the Acquired Fund or its designee the Cash Consideration for distribution to those Acquired Fund Shareholders electing to receive Cash Consideration. The number of Acquiring Fund Shares and the amount of the Cash Consideration shall be determined as set forth in Section 2.3. No fractional Acquiring Fund Shares shall be issued and Acquired Fund Shareholders otherwise entitled to receive fractional Acquiring Fund Shares shall be paid cash in lieu thereof, as provided in Section 2.4.

1.2. Assets of the Acquired Fund. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property that can legally be transferred, whether accrued or contingent, known or unknown, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund at the Effective Time (as defined in Section 2.5), books and records of the Acquired Fund (or copies thereof consistent with Rule 31a-3 under the 1940 Act), and any other property owned by the Acquired Fund at the Effective Time (collectively, the “Assets”). For the avoidance of doubt, the Assets shall not include any assets or property that cannot be transferred to the Acquiring Fund pursuant to applicable law or regulation.

1.3. Liabilities of the Acquired Fund. The Acquired Fund will use commercially reasonable efforts to discharge, or make provisions for, all of its known liabilities and obligations prior to the Effective Time consistent with its obligation to continue its operations and to pursue its investment objective and strategies in accordance with the terms as presented in the Proxy Statement/Prospectus (as defined in Section 5.6) in connection with the Reorganization. To the extent the Acquired Fund is unable to discharge or make provisions for any such liability or obligation prior to the Effective Time, the Acquiring Fund will assume all remaining liabilities and obligations of the Acquired Fund, whether absolute or contingent, accrued or unaccrued, liquidated or unliquidated, due or to become due, other than, for the avoidance of doubt, (a) any obligation of the Acquired Fund to make the distributions contemplated by this Agreement or to perform other obligations under this Agreement and (b) any expenses required to be borne by the Acquired Fund or the Acquired Fund Manager after Closing pursuant to Section 8.1 (the “Assumed Liabilities”). At and after the Effective Time, such Assumed Liabilities shall become and be the liabilities of the Acquiring Fund and may be enforced against the Acquiring Fund to the extent as if the same had been incurred by the Acquiring Fund.

1.4. Distribution of Acquiring Fund Shares and Cash Consideration to Acquired Fund Shareholders. As soon as is reasonably practicable after receipt from the Acquiring Fund of the Stock Consideration and the Cash Consideration pursuant to Section 1.1, the Acquired Fund will distribute (in accordance with the terms hereof), in complete liquidation of the Acquired Fund, to the record holders of the shares of the Acquired Fund determined as of the Effective Time (the “Acquired Fund Shareholders”) in such amounts as determined pursuant to the terms hereof and in accordance with such shareholders’ entitlements thereto (i) all the Acquiring Fund Shares and any cash delivered in lieu of fractional Acquiring Fund Shares and (ii) all the Cash Consideration. The distribution of Acquiring Fund Shares will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders entitled to receive Acquiring Fund Shares. The distribution of the Cash Consideration shall be made to the Acquired Fund Shareholders entitled thereto in the manner set forth in Schedule A. Thereafter, all issued and outstanding shares of the Acquired Fund (the “Acquired Fund Shares”) will be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue share certificates representing the Acquiring Fund Shares in connection with such transfer, except for any global certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the Acquiring Fund Shares.

1.5. Recorded Ownership of Acquiring Fund Shares. Ownership by Acquired Fund Shareholders of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent at the Closing (as defined below), or as soon thereafter as is reasonably practicable.

1.6. Filing Responsibilities of Acquired Fund. Except as otherwise expressly provided herein or agreed to in writing by the parties prior to the Closing Date (as defined in as defined in Section 3.1), any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), the exchange on which the Acquired Fund’s shares are listed, any state securities commission, any state corporate registry, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date. Thereafter, any such reporting responsibility of the Acquired Fund shall be the responsibility of the Acquiring Fund.

1.7. Transfer Taxes. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred and any request for such transfer shall be accompanied by proper documentation.

1.8. Termination. Promptly after the distribution of Acquiring Fund Shares and Cash Consideration pursuant to Section 1.4, the Acquired Fund shall take, in accordance with Delaware law and the 1940 Act, all steps as may be necessary or appropriate to effect a complete deregistration, liquidation, dissolution and termination of the Acquired Fund as soon as reasonably practicable.

2. VALUATION

2.1. Net Asset Value per Acquired Fund Share. For purposes of the Closing, the net asset value per Acquired Fund Share shall be the net asset value computed as of the Valuation Time in accordance with Section 2.6, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquired Fund adopted by the Acquired Fund Board.

2.2. Net Asset Value per Acquiring Fund Share. For purposes of the Closing, the net asset value per Acquiring Fund Share shall be the net asset value computed as of the Valuation Time in accordance with Section 2.6, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquiring Fund adopted by the Acquiring Fund Board.

2.3. Calculation of Number of Acquiring Fund Shares and Amount of Cash Consideration. Subject to the procedures set forth in Schedule A hereto, as of the Effective Time, each Acquired Fund Share outstanding immediately prior to the Effective Time shall be exchanged for either (A) Acquiring Fund Shares in an amount equal to the ratio of the net asset value per share of the Acquired Fund determined in accordance with Section 2.1 to the net asset value per share of the Acquiring Fund determined in accordance with Section 2.2 (“Stock Consideration”) or (B) an amount of cash equal to ninety-eight percent (98%) of the net asset value per share of the Acquired Fund Shares determined in accordance with Section 2.1 (the “Cash Consideration”). Notwithstanding anything to the contrary in this Agreement, the maximum number of Acquired Fund Shares for which Cash Consideration will be received shall not exceed five percent (5%) of the outstanding Acquired Fund Shares immediately prior to the Closing (“Maximum Cash Shares”).

2.4. Fractional Shares. No fractional Acquiring Fund Shares will be distributed. In the event Acquired Fund Shareholders would be entitled to receive fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will aggregate such fractional shares and sell the resulting whole shares on the exchange on which such shares are listed, and each such Acquired Fund Shareholder will be entitled to a pro rata share of the proceeds from such sale in connection with the distribution described in Section 1.4. With respect to the aggregation and sale of fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will transfer the cash proceeds from the sale of such Acquiring Fund Shares, net of brokerage commissions, if any, directly to the Acquired Fund for further distribution to Acquired Fund Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes); provided that the amount of cash proceeds from the sale of any fractional Acquired Fund Shares shall not be counted as Cash Consideration or toward the Maximum Cash Shares for the purposes of Section 2.3.

2.5. Effective Time. The Reorganization shall be effective at the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (as defined in Section 3.1) or any such other date and time as may be mutually agreed upon in writing by the parties hereto (the “Effective Time”).

2.6. Valuation Time. The term “Valuation Time” shall mean the time at which the Funds calculate their net asset values as set forth in their respective valuation procedures (normally the close of regular trading on the NYSE) on the Business Day immediately prior to the Closing Date. The term “Business Day” shall mean a day other than Saturday, Sunday or any day on which banking institutions in New York, New York are closed either under applicable Law or action of any Governmental Authority.

3. CLOSING

3.1. Closing. Unless this Agreement is earlier terminated pursuant to Section 9.2, the Reorganization, together with related acts necessary to consummate the same (the “Closing”), shall occur at the principal office of the Acquiring Fund or via the electronic exchange of documents on the Closing Date (as defined in the Purchase Agreement) applicable to the Acquired Fund, or such other date or place as an officer of the Acquiring Fund and an officer of the Acquired Fund may agree in writing and after satisfaction or waiver (to the extent permitted by applicable law) of the conditions precedent to the Closing set forth in Section 6 of this Agreement (other than those conditions that by their terms are to be satisfied by actions taken at the Closing, but subject to the satisfaction or, to the extent permitted, waiver of those conditions at the Closing), immediately after the close of regular trading on the NYSE (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time.

3.2. Transfer and Delivery of Assets. The Acquired Fund shall direct The Bank of New York Mellon (“BNY”), as custodian for the Acquired Fund, to deliver to the Acquiring Fund at the Closing a certificate or representation of an authorized officer of BNY stating that the Assets were delivered in proper form to the Acquiring Fund at the Effective Time. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument, if any, shall be presented by BNY, on behalf of the Acquired Fund, to U.S. Bank, N.A (“US Bank”), as custodian for the Acquiring Fund. Such presentation shall be made for examination as soon as reasonably practicable following the Effective Time and shall be transferred and delivered by the Acquired Fund as soon as reasonably practicable following the Effective Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. BNY, on behalf of the Acquired Fund, shall deliver to US Bank, as custodian of the Acquiring Fund, as of the Effective Time, by book entry, in accordance with the customary practices of BNY and of each “securities depository,” as defined in Rule 17f-4 under the 1940 Act, in which the Assets are deposited, the Assets deposited with such depositories. The Cash Consideration to be transferred by or on behalf of the Acquiring Fund shall be delivered by wire transfer of federal funds or by such other manner as BNY, as custodian of the Acquired Fund, deems appropriate as soon as reasonably practicable following the receipt by the Acquiring Fund of the Acquired Fund’s portfolio securities.

3.3. Share Records. The Acquired Fund shall direct Computershare Inc., in its capacity as transfer agent for the Acquired Fund (the “Transfer Agent”), to deliver to the Acquiring Fund at the Closing a certificate or other documentation of an authorized officer of the Transfer Agent stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund a confirmation evidencing that the Transfer Agent has been instructed to credit an appropriate number of Acquiring Fund Shares (as calculated in accordance with the terms hereof) to the Acquired Fund as of the Effective Time, or provide other evidence reasonably satisfactory to the Acquired Fund as of the Effective Time that such Acquiring Fund Shares will be credited to the Acquired Fund’s accounts on the books of the Acquiring Fund (or credited to the accounts of the Acquired Fund Shareholders that receive any amount of Stock Consideration, which for the avoidance of doubt shall not include any Acquired Fund Shareholder that does not receive Stock Consideration and only receives Cash Consideration).

3.4. Postponement of Valuation Time. In the event that at the Valuation Time, (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (the “Market”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Market or elsewhere shall be disrupted so that, in the mutual judgment of the Boards of Trustees or officers of the Acquired Fund and the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund, respectively, is impracticable, the Valuation Time shall be postponed until the first Business Day, or other mutually agreed Business Day, after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5. Failure To Deliver Assets. If the Acquired Fund is unable to make delivery pursuant to Section 3.2 to the custodian for the Acquiring Fund of any of the Assets of the Acquired Fund for the reason that any of such Assets have not yet been delivered to it by the Acquired Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Acquired Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or its custodian, including brokers’ confirmation slips, and shall use its reasonable best efforts to deliver any such Assets to the custodian as soon as reasonably practicable. In addition, with respect to any Asset that requires additional documentation by an Asset’s issuer or other third party in order to effect a transfer of such Asset, the Acquired Fund will identify each such asset to the Acquiring Fund on a mutually agreed upon date prior to the Closing Date and will engage with the Acquiring Fund to complete such documentation as necessary to transfer such Assets to the Acquiring Fund’s custodian as soon as reasonably practicable.

4. REPRESENTATIONS AND WARRANTIES

4.1. Representations and Warranties of the Acquired Fund. Except as (i) has been fully disclosed to the Acquiring Fund as of the date hereof in a written instrument executed by an officer of the Acquired Fund (such written instrument, the “Acquired Fund Disclosures”), or (ii) has been disclosed in any material forms, documents or reports (including any amendments thereto and any exhibits or other documents incorporated by reference therein), other than any disclosures set forth under the heading “Risk Factors” and any disclosures that are forward looking in nature, filed or furnished by the Acquired Fund prior to the date of this Agreement with the United States Securities and Exchange Commission, the Acquired Fund represents and warrants to the Acquiring Fund as follows:

(a) The Acquired Fund is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and Amended and Restated By-Laws, each as amended from time-to-time, to own all of its properties and assets and to carry on its business as it is presently conducted. The Acquired Fund is duly qualified or licensed to do business and is in good standing in every jurisdiction where its business so requires, except for such failures to be so qualified or licensed as would not, individually or in the aggregate, reasonably be expected to be material to the Acquired Fund.

(b) The Acquired Fund is, and at all times since its inception has been, duly registered with the Commission as a closed-end management investment company under the 1940 Act, and the Acquired Fund Shares have been registered under and sold in compliance with the Securities Act of 1933, as amended (the “1933 Act”).

(c) Subject in each case to obtaining the Acquired Fund Shareholder Approval (as defined below):

(i) the Acquired Fund has all requisite power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement;

(ii) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by the Acquired Fund have been duly authorized by all necessary action on the part of the Acquired Fund; and

(iii) the Acquired Fund has duly and validly approved, executed and delivered this Agreement.

(d) Assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, this Agreement constitutes the valid and binding obligation of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, subject to (i) Laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) as to enforceability, Laws governing specific performance, injunctive relief and other equitable remedies.

(e) At the Effective Time, except as otherwise disclosed in the Acquired Fund Disclosures, (i) the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances except for any (A) encumbrances arising under this Agreement, if any, or (B) encumbrances relating to the transferability of securities arising under applicable securities Laws, if any; (ii) immediately upon delivery and payment for the Assets, the Acquiring Fund will acquire all rights of the Acquired Fund thereto, subject to no restrictions on the full transfer thereof other than such restrictions as might arise under the 1933 Act; and (iii) no person or entity (other than the Acquired Fund) has any rights, title to or interests in the Assets.

(f) No consent, approval, authorization, or order of any court or governmental or similar authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

(g) The shareholder reports, marketing materials of the Acquired Fund and each prospectus, statement of additional information and Form 8-Ks of the Acquired Fund used for a period of three (3) years prior to the date of this Agreement conform or conformed at the time of their use in all material respects to the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(h) Assuming all requisite organizational and regulatory approvals contemplated in Section 5.5 and Section 5.10, to the extent applicable, are obtained and remain in full force and effect, the Acquired Fund is not engaged currently, and, except as otherwise disclosed in the Acquired Fund Disclosures, the execution, delivery and performance of this Agreement will not result, in: (i) a violation of securities laws (including the 1933 Act, the 1940 Act and applicable state blue sky laws) or any federal, state, local, municipal, provincial, territorial, national, foreign or other statute, law (including common law), act, code, order, award, injunction, decree, judgment, verdict, rule, constitution, directive, resolution, or regulation enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any governmental body (“Law”) applicable to the Acquired Fund, (ii) a conflict with or violation of its Declaration of Trust and Amended and Restated By-Laws, each as amended from time to time, (iii) conflict with any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, (iv) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound or (v) the requirement to obtain any governmental authorization or make any filing with or provide any notice to any court, governmental body, arbitral body (public or private) or any entity or body exercising similar authority (a “Governmental Authority”) or provide any notice to, or obtain any approval, consent or waiver of, any other person, except, solely with respect to clauses (i), (iii) (iv) and (v) where such breach or default or failure to notify or obtain approval, consent or waiver would not reasonably be expected to have a material adverse impact on the Acquired Fund or would not adversely impact its ability to consummate or materially delay the transactions contemplated by this Agreement.

(i) Except as otherwise disclosed in the Acquired Fund Disclosures, all material contracts or other commitments of the Acquired Fund (other than this Agreement) will terminate without liability or obligation to the Acquired Fund on or prior to the Effective Time.

(j) Except as otherwise disclosed in the Acquired Fund Disclosures, no litigation or administrative proceeding or investigation of or before any Governmental Authority with jurisdiction over the Acquired Fund is presently pending or, threatened in writing, or to the actual knowledge of David Leduc, Tom Stabile and Daniel Haff, after due inquiry of those employees immediately reporting to such executive officers (the “Acquired Fund’s Knowledge”), threatened orally against the Acquired Fund or any of the Acquired Fund’s properties or assets, that, if adversely determined, is individually or in the aggregate, reasonably likely to be materially adverse to the Acquired Fund’s financial condition or business or would adversely impact its ability to consummate or materially delay the transactions contemplated by this Agreement. To the Acquired Fund’s Knowledge, there are no facts which are reasonably likely to form the basis for the institution of such proceedings, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any Governmental Authority that would be material to the Acquired Fund’s business or would adversely impact its ability to consummate or materially delay the transactions herein contemplated. There are no outstanding settlements, orders, judgments, injunctions or decrees against the Acquired Fund or the Acquired Fund Shares.

(k) The financial statements and financial highlights of the Acquired Fund at, as of and for its most recently completed fiscal year ended March 31, 2024, have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm to the Acquired Fund, and have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, except as otherwise disclosed therein, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position, results of operations, and changes in net assets of the Acquired Fund as of such date and for the period then ended, and there are no known contingent liabilities of the Acquired Fund required to be reflected on the statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein. The Acquired Fund maintains standard accounting policies established and administered in accordance with GAAP. The Acquired Fund has established and maintains a system of internal controls over financial reporting sufficient to provide reasonable assurance (i) that its business is operated, in all material respects, in accordance with applicable Laws, (ii) regarding the reliability of the Acquired Fund’s financial reporting and the preparation of financial statements in accordance with GAAP and (iii) that material receipts and expenditures of the Acquired Fund are being made in accordance with the authorization of the officers and directors (or their equivalent) of such entity. To the Acquired Fund’s Knowledge, in the past five (5) years, there has been no fraud, or claim or allegation of fraud, by or against the named executive officers of the Acquired Fund relating to the operation of the Acquired Fund or the preparation of its financial statements.

(l) Since March 31, 2024, there has not been any change in the Acquired Fund’s financial condition, assets and liabilities or business that would be, individually or in the aggregate, materially adverse to the Acquired Fund, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness. For the purposes of this Section 4.1(l), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or purchase or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not, in and of itself, constitute a material adverse change either individually or in the aggregate (provided, any change, event, occurrence or fact underlying such decline in market values of the securities may be taken into account in determining where a material adverse change has occurred).

(m) The Acquired Fund does not have any liabilities or obligations, whether known or unknown, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, due or to become due (collectively, the “Liabilities”) arising out of or related to its business, other than liabilities or obligations that (i) are expressly reflected or reserved against on the financial statements of the Acquired Fund, (ii) were incurred in the ordinary course of business consistent with past practice that do not arise from a breach of contract, tort, infringement or violation of Law, including the performance of any contract to which the Acquired Fund is a party as of the date hereof, (iii) individually and in the aggregate would not be materially adverse to the Acquired Fund, (iv) arise out of the termination of any contract in connection with the transaction contemplated by this Agreement, or (v) do not and will not materially impair the ability of the Acquired Fund to perform its obligations hereunder, or the ability of the Acquiring Fund to conduct the business from and after the Closing as it is currently or proposed to be conducted. Other than the Assumed Liabilities and any Liabilities of the Acquired Fund required to be paid by the Acquired Fund Manager in accordance with Section 8.1(b), the Acquired Fund will use commercially reasonable efforts to discharge, or make provisions for, all of its known Liabilities before the Effective Time.

(n) At the Effective Time, all material federal, state, local and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by Law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all material federal, state, local and other taxes shown as due or required to be shown as due on said returns, forms and reports shall have been paid or provision shall have been made for the payment thereof, and no such return is currently under audit, and no material assessment has been asserted, in writing, with respect to such returns, which assessment has not been resolved.

(o) The Acquired Fund has not taken any action and, to the Acquired Fund’s Knowledge, there is no fact or circumstance that would reasonably be expected to prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(p) The Acquired Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Code. For each taxable year since and including the taxable year ending in 2020 (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code and has been eligible to and has computed its federal income tax under Section 852 of the Code and expects to continue to meet such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. There is no other material tax liability (including any foreign, state or local tax liability) of the Acquired Fund except as set forth in the Acquired Fund Disclosures. The Acquired Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquired Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder.

(q) Except as set forth in the Acquired Fund Disclosures, the Acquired Fund is in compliance with all Laws applicable to its business, properties or assets in all material respects. Without limiting the foregoing, the Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest. To the Acquired Fund’s Knowledge, the Acquired Fund has complied in all material respects with applicable requirements for collection and maintenance of Forms W-9 and/or Forms W-8 and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld and is not liable for any material penalties which could be imposed thereunder.

(r) All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in Section 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares.

(s) The Proxy Statement/Prospectus (as defined in Section 5.6), insofar as it relates to information provided by the Acquired Fund for the use therein, will, as of the effective time of the Acquiring Fund’s registration statement on Form N-14 (the “Registration Statement”) in which it is included and any time prior to the Effective Time: (i) not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statement made, in light of the circumstances under which such statements were made, not misleading and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder; provided, however, that the representations and warranties of this subsection (s) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

(t) Except for UBS Securities LLC, there are no brokers or finders entitled to receive any payments from, in connection with this Agreement and the transactions contemplated herein.

(u) The representations and warranties of the Acquired Fund set forth in this Section 4.1 are the only representations and warranties made by the Acquired Fund with respect to Acquired Fund or any other matter relating to the transactions contemplated by this Agreement. Except as specifically set forth in this Section 4.1, (i) the Acquired Fund is selling the Assets to the Acquiring Fund “as is” and “where is” and with all faults, and the Acquired Fund makes no other representation or warranty, express or implied, as to any matter whatsoever relating to the Assets, the Assumed Liabilities, the Acquired Fund or any other matter relating to the transactions contemplated by this Agreement or any ancillary agreement, including as to merchantability or fitness for any particular use or purpose and (ii) except with respect to Fraud or as otherwise agreed in the Purchase Agreement or any other agreement between the Acquiring Fund Manager and the Acquired Fund Manager, none of the Acquired Fund, any of its affiliates, or any of its or their respective officers, directors, employees, agents, representatives, stockholders or members, will have or will be subject to any liability or indemnification obligation to the Acquiring Fund or any other person resulting from the distribution to the Acquiring Fund or its affiliates or representatives, or the Acquiring Fund’s use, of any information relating to the Assets, the Assumed Liabilities, the Acquired Fund or any of its affiliates, or any other matter relating to the transactions contemplated by this Agreement or any ancillary agreement, including any descriptive memoranda, summary business descriptions or any information, documents or materials made available by the Acquired Fund or any of its affiliates or its or their respective representatives to the Acquiring Fund or any of its affiliates or its or their respective representatives, whether orally or in writing, in expectation of the transactions contemplated by this Agreement or any ancillary agreement.

(v) The Acquired Fund has conducted its own independent investigation, review and analysis of the Acquiring Fund, as it has deemed appropriate, which investigation, review and analysis was done by the Acquired Fund and its representatives. The Acquired Fund acknowledges and agrees that it and its representatives have been provided access to the personnel and records relating to the Acquiring Fund. In entering into this Agreement, the Acquired Fund acknowledges and agrees that it has relied solely upon the aforementioned investigation, review and analysis and not on any factual representations or opinions or representations or warranties of the Acquiring Fund, its representatives or any other person (except the representations and warranties of the Acquiring Fund set forth in Section 4.2 and of the Acquiring Fund Manager set forth in any agreement between the Acquiring Fund Manager and the Acquired Fund Manager). The Acquired Fund hereby acknowledges and agrees that (i) other than the representations and warranties of the Acquiring Fund set forth in Section 4.2, and the representations and warranties of the Acquiring Fund Manager set forth in any agreement between the Acquiring Fund Manager and the Acquired Fund Manager, none of the Acquiring Fund, Acquiring Fund Manager or any of their respective affiliates, officers, directors, employees, agents, representatives, stockholders or members, make or have made, and the Acquired Fund is not relying on, any representation or warranty, express or implied, at law or in equity, as to any matter whatsoever relating to the Acquiring Fund or any other matter relating to the transactions contemplated by this Agreement, and (ii) except as set forth in Section 4.2, or any agreement between the Acquiring Fund Manager and the Acquired Fund Manager, none of the Acquiring Fund, any of its affiliates, or any of their respective officers, directors, employees, agents, representatives, stockholders or members, will have or will be subject to any liability or indemnification obligation to the Acquired Fund or any other person resulting from the distribution to the Acquired Fund, its affiliates or their respective representatives, or the Acquired Fund’s use, of any information relating to the Acquiring Fund or any other matter relating to the transactions contemplated by this Agreement or any ancillary agreement, including any descriptive memoranda, summary business descriptions or any information, documents or material made available to the Acquired Fund, any of its affiliates or their respective representatives by the Acquiring Fund, the Acquiring Fund Manager, or their respective affiliates or representatives, whether orally or in writing, in any other form in expectation of the transactions contemplated by this Agreement or any ancillary agreement.

4.2. Representations and Warranties of the Acquiring Fund. Except as (i) has been fully disclosed to the Acquired Fund as of the date hereof in a written instrument executed by an officer of the Acquiring Fund (such written instrument, the “Acquiring Fund Disclosures”), or (ii) has been disclosed in any material forms, documents or reports (including any amendments thereto and any exhibits or other documents incorporated by reference therein), other than any disclosures set forth under the heading “Risk Factors” and any disclosures that are forward looking in nature, filed or furnished by the Acquiring Fund prior to the date of this Agreement with the United States Securities and Exchange Commission, Acquiring Fund represents and warrants to the Acquired Fund as follows:

(a) The Acquiring Fund is a statutory trust duly organized, validly existing, and in good standing under the Laws of the State of Delaware with power under its Amended and Restated Declaration of Trust and Amended and Restated By-Laws, each as amended from time-to-time, to own all of its properties and assets and to carry on its business as it is presently conducted. The Acquiring Fund is duly qualified or licensed to do business and is in good standing in every jurisdiction where its business so requires, except for such failures to be so qualified or licensed as would not, individually or in the aggregate, reasonably be expected to be material to the Acquiring Fund.

(b) The Acquiring Fund is, and at all times since its inception has been, duly registered with the Commission as a closed-end management investment company under the 1940 Act, and the Acquiring Fund Shares have been registered and sold in compliance with the 1933 Act.

(c) Subject in each case to obtaining the Acquiring Fund Shareholder Approval (as defined below):

(i) the Acquiring Fund has all requisite power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement;

(ii) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by the Acquiring Fund have been duly authorized by all necessary action on the part of the Acquiring Fund; and

(iii) the Acquiring Fund has duly and validly approved, executed and delivered this Agreement.

(d) Assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund, this Agreement constitutes the valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject to (i) Laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) as to enforceability, Laws governing specific performance, injunctive relief and other equitable remedies.

(e) No consent, approval, authorization, or order of any court or governmental or similar authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities Laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

(f) The shareholder reports, marketing and materials of the Acquiring Fund and each prospectus and statement of additional information and Form 8-Ks of the Acquiring Fund used for a period of three (3) years prior to the date of this Agreement conform or conformed at the time of their use, in each case, in all material respects to the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(g) Assuming all requisite filings and approvals contemplated hereby are made or obtained and remain in full force and effect, the execution, delivery and performance of this Agreement will not result, in: (i) a violation of Laws applicable to the Acquiring Fund, (ii) a conflict with or violation of its Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws, each as amended from time to time, (iii) conflict with any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, (iii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iv) the requirement to obtain any governmental authorization or make any filing with or provide any notice to any Governmental Authority or provide any notice to, or obtain any approval, consent or waiver of, any other person, except, solely with respect to clauses (i), (iii), (iv) and (v) where such breach or default or failure to notify or obtain approval, consent or waiver would not reasonably be expected to have a material adverse impact on the Acquired Fund or would not adversely impact its ability to consummate or materially delay the transactions contemplated by this Agreement.

(h) No litigation or administrative proceeding or investigation of or before any Governmental Authority with jurisdiction over the Acquired Fund is presently pending or threatened in writing or to the actual knowledge of Rudy Pimentel or Michael Nguyen after due inquiry of those employees immediately reporting to such executive officers (the “Acquiring Fund’s Knowledge”), threatened orally against the Acquiring Fund or any of the Acquiring Fund’s properties or assets, that, if adversely determined, is individually or in the aggregate, reasonably likely to be materially adverse to the Acquiring Fund’s financial condition or business or would adversely impact its ability to consummate or materially delay the transactions contemplated by this Agreement. To the Acquiring Fund’s Knowledge, there are no facts which are reasonably likely to form the basis for the institution of such proceedings, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any Governmental Authority that would be material to the Acquiring Fund’s business or would adversely impact its ability to consummate or materially delay the transactions herein contemplated. There are no outstanding settlements, orders, judgments, injunctions or decrees against the Acquiring Fund or the Acquiring Fund Shares.

(i) The financial statements and financial highlights of the Acquiring Fund at, as of and for its most recently completed fiscal year ended October 31, 2023, have been audited by [ ], independent registered public accounting firm to the Acquiring Fund, and have been prepared in all material respects in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial position, results of operations, and changes in net assets of the Acquiring Fund as of such date and for the period then ended, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on the statement of assets and liabilities

(including the notes thereto) in accordance with GAAP as of such date not disclosed therein. The Acquiring Fund has established and maintains a system of internal controls over financial reporting sufficient to provide reasonable assurance (i) that its business is operated, in all material respects, in accordance with applicable Laws, (ii) regarding the reliability of the Acquiring Fund’s financial reporting and the preparation of financial statements in accordance with GAAP and (iii) that material receipts and expenditures of the Acquiring Fund are being made in accordance with the authorization of the officers and directors (or their equivalent) of such entity. To the Acquiring Fund’s Knowledge, in the past five (5) years there has been no fraud, or claim or allegation of fraud, by or against the named executive officers of the Acquiring Fund relating to the operation of the Acquiring Fund or the preparation of its financial statements.

(j) Since October 31, 2023, there has not been any change in the Acquiring Fund’s financial condition, assets and liabilities (on a consolidated basis) or business that would be, individually or in the aggregate, materially adverse to the Acquiring Fund, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this Section 4.2(j), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund’s liabilities, or purchase or the redemption of the Acquiring Fund’s shares by shareholders of the Acquiring Fund shall not, in and of itself, constitute a material adverse change either individually or in the aggregate (provided, any change, event, occurrence or fact underlying such decline in market values of the securities may be taken into account in determining where a material adverse change has occurred).

(k) To the Acquiring Fund’s Knowledge, the Acquiring Fund does not have any Liabilities arising out of or related to its business, other than liabilities that (i) are expressly reflected or reserved against on the financial statements of the Acquiring Fund, (ii) were incurred in the ordinary course of business consistent with past practice, that do not arise from a breach of contract, tort, infringement or violation of Law, (iii) individually and in the aggregate would not be materially adverse to the Acquiring Fund, (iv) arise out of the termination of any contract in connection with the transaction contemplated by this Agreement, or (v) do not and will not materially impair the ability of the Acquiring Fund to perform its obligations hereunder, or the ability of the Acquiring Fund to conduct the business from and after the Closing as it is currently or proposed to be conducted.

(l) At the Effective Time, all material federal, state, local and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by Law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all material federal, state, local and other taxes shown as due or required to be shown as due on said returns, forms and reports shall have been paid or provision shall have been made for the payment thereof, and no such return is currently under audit, and no material assessment has been asserted, in writing, with respect to such returns, which assessment has not been resolved.

(m) The Acquiring Fund has not taken any action and, to the Acquiring Fund’s Knowledge, there is no fact or circumstance that would reasonably be expected to prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(n) The Acquiring Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Code. For each taxable year since and including the taxable year ending in 2020 (including the period through the Closing Date), the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code and has been eligible to and has computed its federal income tax under Section 852 of the Code and expects to continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. There is no other material tax liability (including any foreign, state or local tax liability) of the Acquiring Fund except as set forth in the Acquiring Fund Disclosures. The Acquiring Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquiring Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder.

(o) The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its common shares of beneficial interest. To the Acquiring Fund’s Knowledge, the Acquiring Fund has complied in all material respects with applicable requirements for collection and maintenance of Forms W-9 and/or Forms W-8 and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld and is not liable for any material penalties which could be imposed thereunder.

(p) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by the Acquiring Fund and will have been issued in compliance in all material respects with applicable registration requirements and applicable securities Laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares.

(q) The Proxy Statement/Prospectus (as defined in Section 5.6), insofar as it relates to the Acquiring Fund, will, as of the effective time of the Registration Statement in which it is included and any time prior to the Effective Time: (i) not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statement made, in light of the circumstances under which such statements were made, not misleading and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder; provided, however, that the representations and warranties of this subsection (q) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein.

(r) There are no brokers or finders entitled to receive any payments from, in connection with this Agreement and the transactions contemplated herein.

(s) The representations and warranties of the Acquiring Fund set forth in this Section 4.2 are the only representations and warranties made by the Acquiring Fund with respect to Acquiring Fund or any other matter relating to the transactions contemplated by this Agreement. Except as specifically set forth in this Section 4.2, (i) the Acquiring Fund makes no other representation or warranty, express or implied, as to any matter whatsoever relating to the Acquiring Fund or any other matter relating to the transactions contemplated by this Agreement or any ancillary agreement, including as to merchantability or fitness for any particular use or purpose and (ii) except with respect to Fraud or as otherwise agreed in the Purchase Agreement or any other agreement between the Acquiring Fund Manager and the Acquired Fund Manager, none of the Acquiring Fund, any of its affiliates, or any of its or their respective officers, directors, employees, agents, representatives, stockholders or members, will have or will be subject to any liability or indemnification obligation to the Acquired Fund or any other person resulting from the distribution to the Acquired Fund or its affiliates or representatives, or the Acquiring Fund’s use, of any information relating to the Acquiring Fund or any of its affiliates, or any other matter relating to the transactions contemplated by this Agreement or any ancillary agreement, including any descriptive memoranda, summary business descriptions or any information, documents or materials made available by the Acquiring Fund or any of its affiliates or its or their respective representatives to the Acquired Fund or any of its affiliates or its or their respective representatives, whether orally or in writing, in expectation of the transactions contemplated by this Agreement or any ancillary agreement.

(t) The Acquiring Fund has conducted its own independent investigation, review and analysis of the Assets and the Assumed Liabilities, as it has deemed appropriate, which investigation, review and analysis was done by the Acquiring Fund and its representatives. The Acquiring Fund acknowledges and agrees that it and its representatives have been provided access to the personnel, properties, premises and records relating to the Assets and the Assumed Liabilities for such purpose. In entering into this Agreement, the Acquiring Fund acknowledges and agrees that it has relied solely upon the aforementioned investigation, review and analysis and not on any factual representations or opinions or representations or warranties of the Acquired Fund, its representatives or any other person (except the representations and warranties of the Acquired Fund set forth in Section 4.1 and of the Acquired Fund Manager set forth in any agreement between the Acquiring Fund Manager and the Acquired Fund Manager). The Acquiring Fund hereby acknowledges and agrees that (i) other than the representations and warranties of the Acquired Fund set forth in Section 4.1, and the representations and warranties of the Acquired Fund Manager set forth in any agreement between the Acquiring Fund Manager and the Acquired Fund Manager, none of the Acquired Fund, Acquired Fund Manager or any of their respective affiliates, officers, directors, employees, agents, representatives, stockholders or members, make or have made, and the Acquiring Fund is not relying on, any representation or warranty, express or implied, at law or in equity, as to any matter whatsoever relating to the Assets, the Assumed Liabilities, the Acquired Fund or any other matter relating to the transactions contemplated by this Agreement, and (ii) except as set forth in Section 4.1, or any agreement between the Acquiring Fund Manager and the Acquired Fund Manager, none of the Acquired Fund, any of its affiliates, or any of their respective officers, directors, employees, agents, representatives, stockholders or members, will have or will be subject to any liability or indemnification obligation to the Acquiring Fund or any other person resulting from the distribution to the Acquiring Fund, its affiliates or their respective representatives, or the Acquiring Fund’s use, of any information relating to the Assets, the Assumed Liabilities, the Acquired Fund

or any other matter relating to the transactions contemplated by this Agreement or any ancillary agreement, including any descriptive memoranda, summary business descriptions or any information, documents or material made available to the Acquiring Fund, any of its affiliates or their respective representatives by the Acquired Fund, the Acquired Fund Manager, or their respective affiliates or representatives, whether orally or in writing, in any other form in expectation of the transactions contemplated by this Agreement or any ancillary agreement.

5. COVENANTS AND AGREEMENTS

5.1. Conduct of Business. Except as otherwise expressly contemplated by this Agreement, the Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course consistent with prior practice between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable. Notwithstanding the forgoing, the Acquired Fund will manage its portfolio with the same approximate level of trading, turnover and leverage consistent with past practice, except as set forth in the Proxy Statement/Prospectus or to the extent agreed in advance in writing with the Acquiring Fund.

5.2. No Distribution of Acquiring Fund Shares. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.3. Information. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4. Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing.

5.5. Shareholder Meeting.

(a) Unless this Agreement has been terminated in accordance with its terms, the Acquired Fund shall call and hold a meeting of its shareholders to consider and act upon this Agreement and to take such other action under applicable federal and state law to obtain approval of the transactions contemplated herein (“Acquired Fund Shareholder Approval”). Unless this Agreement has been terminated in accordance with its terms, the Acquiring Fund has called or shall call and hold a meeting of its shareholders to consider and act upon and to take such other action under applicable federal and state law to obtain approval of the issuance of Acquiring Fund shares in connection with the Reorganization (“Acquiring Fund Shareholder Approval”). The Acquired Fund and the Acquiring Fund shall use commercially reasonable efforts to hold the respective shareholder meetings as soon as practicable and advisable after the date of the effectiveness of the Registration Statement filing.

(b) The Acquired Fund, in consultation with the Acquiring Fund, shall (i) use reasonable best efforts to set a record date for persons entitled to notice of, and to vote at, the shareholder meeting of the Acquired Fund, and (ii) use reasonable best efforts to ensure that such record date not be changed or such shareholder meeting be adjourned or otherwise postponed or delayed (unless the Acquiring Fund’s prior written consent has been provided). The Acquiring Fund, in consultation with the Acquired Fund, shall (A) use reasonable best efforts to set a record date for persons entitled to notice of, and to vote at, the shareholder meeting of the Acquiring Fund, and (B) use reasonable best efforts to ensure that such record date not be changed or such shareholder meeting be adjourned or otherwise postponed or delayed (unless the Acquired Fund’s prior written consent has been provided).

5.6. Registration Statement and Proxy Statement/Prospectus.

(a) The Acquired Fund and the Acquiring Fund will mutually cooperate, using reasonable best efforts, to expeditiously prepare the Registration Statement, including the proxy statement/prospectus to be prepared by the Acquiring Fund to be included in the Registration Statement (the “Proxy Statement/Prospectus”), and have it declared effective by the SEC as soon as reasonably practicable. The Acquiring Fund and the Acquired Fund shall reasonably cooperate with any review of financial information and financial statements that is reasonably required in connection with the preparation and filing of the Registration Statement, including the issuance of any consents. The Registration Statement (including the Proxy Statement/Prospectus) shall comply in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(b) To the extent the Acquired Fund has not provided the Acquiring Fund with information regarding the Acquired Fund, and the Acquiring Fund has not provided the Acquired Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation by the Acquiring Fund of the Proxy Statement/Prospectus in compliance with the 1933 Act, the 1934 Act and the 1940 Act, each party shall provide the materials and information necessary to prepare the Registration Statement and the Proxy Statement/Prospectus, for inclusion therein, in connection with the shareholder meeting for the Acquired Fund to consider the approval of the transactions contemplated hereby and of the Acquiring Fund to consider the approval of the issuance of additional Acquiring Fund Shares in connection with the this Agreement, each as described herein.

(c) If at any time prior to the Closing, the Acquired Fund or the Acquiring Fund becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item will notify the other party and the parties will cooperate in promptly preparing, filing and clearing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

(d) The Acquired Fund and the Acquiring Fund agree to reasonably cooperate with each other, and shall or will have furnished the information relating to itself to be set forth in the Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities or blue sky laws.

5.7. Liquidating Distribution. As soon as is reasonably practicable after receipt from the Acquiring Fund, the Acquired Fund will make a liquidating distribution to the Acquired Fund Shareholders consisting of the Acquiring Fund Shares and the Cash Consideration in accordance with Section 1.4 of this Agreement.

5.8. Efforts. The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or cause the fulfillment of the conditions precedent set forth in Section 6 of this Agreement to effect the transactions contemplated by this Agreement as promptly as reasonably practicable; provided that neither the Acquiring Fund nor the Acquired Fund shall be obligated to waive any such condition precedent.

5.9. Other Instruments. Each of the Acquired Fund and the Acquiring Fund covenants that it will, from time to time as and when reasonably requested by the other party, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm: (a) to the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) to the Acquiring Fund, title to and possession of all the Assets and assumption of the Assumed Liabilities assumed hereunder and otherwise to carry out the intent and purpose of this Agreement.

5.10. Regulatory Approvals. The Acquiring Fund will use commercially reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act and such of the state blue sky or securities laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, as may be necessary in order to continue its operations after the Effective Time.

5.11. Final Tax Distribution. To the extent necessary to avoid entity-level income or excise tax, the Acquired Fund will declare one or more dividends payable prior to the time of Closing to its shareholders.

5.12. Supplemental Listing Application. The Acquiring Fund shall file a Supplemental Listing Application with the NYSE for the authorization of the listing of the number of additional Acquiring Fund Shares to be exchanged in the Reorganization as set forth in Section 1.4 of this Agreement.

6. CONDITIONS PRECEDENT

6.1. Conditions Precedent to Obligations of Acquired Fund. The obligations of the Acquired Fund to complete the transactions provided for herein shall be subject to satisfaction of the following conditions:

(a) The representations and warranties of the Acquiring Fund (other than representations and warranties in Sections 4.2(a), 4.2(b), 4.2(c) and 4.2(r)) shall be true and correct in all material respects as of the date hereof and as of the Closing Date (other than any such representation or warranty that speaks only as of the date hereof or any other specific date, in which case such representation or warranty must have been true and correct in all respects as of such date) without giving effect to any “materiality” qualification or exception contained therein. The representations and warranties in Sections 4.2(a), 4.2(b), 4.2(c) and 4.2(r) shall be true and correct in all respects as of the date hereof and as of the Closing Date (other than any such representation and warranty speaks only as of the date hereof or any other specific date, in which case such representation or warranty must have been true and correct in all respects as of such date).

(b) The Acquiring Fund shall have performed in all material respects all of the covenants and complied in all material respects with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, at or before the Closing Date.

(c) The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer dated as of the Closing Date certifying the fulfillment of the conditions set forth in Section 6.1(a) and Section 6.1(b).

(d) Certified copies of the resolutions evidencing the approval of the Agreement and the transactions contemplated herein by the Acquiring Fund Board shall have been delivered to the Acquired Fund.

(e) The Acquired Fund Manager shall provide for a trustees liability insurance policy (“Supplemental Policy”) to replace, as of the Effective Time, the Acquired Fund’s existing trustees liability insurance policies with respect to matters existing or occurring at or prior to the Effective Time (“Current Policy”), which Supplemental Policy shall (i) name each Trustee of the Acquired Fund Board as a named insured, (ii) provide for a claims reporting or discovery period of six (6) years from and after the Effective Time and have terms and conditions that are not materially less advantageous to the insureds as the Current Policy, and (iii) provide for coverage of not less than $5,000,000.

(f) The Acquired Fund shall have received on the Closing Date the opinion of Dechert LLP, counsel to the Acquiring Fund (which may reasonably rely as to matters governed by the laws of the State of Delaware on an opinion of Delaware counsel and/or certificates of officers or Trustees of the Acquiring Fund) dated as of the Closing Date, covering the following points:

(i) the Acquiring Fund is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business including as a registered investment company, and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted;

(ii) the Agreement has been duly authorized, executed and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquired Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(iii) the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and are fully paid and non-assessable by the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

(iv) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Fund’s Amended and Restated Agreement and Declaration of Trust or its Amended and Restated By-Laws, each as amended from time-to-time, or a material violation of any provision of any agreement (known to such counsel) to which the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement not disclosed to the Acquired Fund, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

(v) to the knowledge of such counsel, no consent, approval, authorization or order of any court or Governmental Authority of the United States or the State of Delaware is required to be obtained by the Acquiring Fund in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities or blue sky laws (other than those of the State of Delaware);

(vi) the Acquiring Fund is a registered investment company classified as a management company of the closed-end type under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(vii) to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

6.2. Conditions Precedent to Obligations of Acquiring Fund. The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject to the satisfaction of the following conditions:

(a) The representations and warranties of the Acquired Fund (other than representations and warranties in Sections 4.1(a), 4.1(b), 4.1(c), 4.1(d) and 4.1(t)) shall be true and correct in all material respects as of the date hereof and as of the Closing Date (other than any such representation or warranty that speaks only as of the date hereof or any other specific date, in which case such representation or warranty must have been true and correct in all respects as of such date) without giving effect to any “materiality” qualification or exception contained therein. The representations and warranties in Sections 4.1(a), 4.1(b), 4.1(c), 4.1(d) and 4.1(t) shall be true and correct in all respects as of the date hereof and as of the Closing Date (other than any such representation and warranty speaks only as of the date hereof or any other specific date, in which case such representation or warranty must have been true and correct in all respects as of such date).

(b) The Acquired Fund shall have performed in all material respects all of the covenants and complied in all material respects with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund, at or before the Closing Date.

(c) The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer, dated as of the Closing Date certifying the fulfillment of the conditions set forth in Section 6.2(a) and Section 6.2(b).

(d) Certified copies of the resolutions evidencing the approval of the Agreement and the transactions contemplated herein by the Acquired Fund Board shall have been delivered to the Acquiring Fund.

(e) The Acquiring Fund shall have received on the Closing Date the opinion of Troutman Pepper Hamilton Sanders LLP, counsel to the Acquired Fund (which may reasonably rely on certificates of officers of the Acquired Fund) dated as of the Closing Date, covering the following points:

(i) The Acquired Fund is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as so described in the Proxy Statement/Prospectus, including as a registered investment company, and the Acquired Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and as so described in the Proxy Statement/Prospectus;

(ii) The Agreement has been duly authorized, executed and delivered by the Acquired Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Fund is a valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(iii) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquired Fund’s Declaration of Trust or its Amended and Restated By-Laws, each as amended from time-to-time, or a material violation of any provision of any agreement (known to such counsel) to which the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement not disclosed to the Acquiring Fund, judgment or decree to which the Acquired Fund is a party or by which it is bound;

(iv) To the knowledge of such counsel, no consent, approval, authorization or order of any court or Governmental Authority of the United States or the State of Delaware is required to be obtained by the Acquired Fund in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities or blue sky laws;

(v) The Acquired Fund is a registered investment company classified as a management company of the closed-end type under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(vi) The outstanding shares of the Acquired Fund have been registered under the 1933 Act; and

(vii) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

6.3. Other Conditions Precedent. If any of the conditions set forth in this Section 6.3 have not been satisfied on or before the Effective Time, the Acquired Fund or the Acquiring Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

(a) The Agreement and the transactions contemplated herein shall have been approved by the Acquired Fund Board and shall have received the Acquired Fund Shareholder Approval, and certified copies of the resolutions of the Acquired Fund Board shall have been delivered to the Acquiring Fund.

(b) The issuance of the Acquiring Fund Shares has been approved by shareholders of the Acquiring Fund.

(c) Each of the conditions to Closing (as defined in the Purchase Agreement) set forth in Article 6 of the Purchase Agreement have been satisfied (or validly waived in accordance with the terms thereof) and the transactions contemplated by the Purchase Agreement will close concurrently with the Closing.

(d) The Registration Statement of the Acquiring Fund shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued.

(e) On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act or instituted any proceeding seeking to enjoin the consummation of the Reorganization contemplated by this Agreement under Section 25(c) of the 1940 Act.

(f) At the Effective Time, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or make illegal, this Agreement or the transactions contemplated herein.

(g) All consents, orders and permits of Federal, state and local regulatory authorities or other third parties set forth on Schedule C hereto shall have been obtained.

(h) BNY shall have delivered such certificates or other documents as set forth in Section 3.2.

(i) The Transfer Agent shall have delivered a certificate of its authorized officer as set forth in Section 3.3.

(j) The NYSE shall have authorized the listing of the number of additional Acquiring Fund Shares exchanged in the Reorganization as set forth in Section 1.1.

(k) The parties hereto shall have received the opinion of the law firm of Dechert LLP (based on certain facts, assumptions and representations), as of the Closing Date, addressed to the Acquiring Fund and the Acquired Fund, substantially to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code. In rendering the opinion, Dechert LLP may require and rely upon (and may incorporate by reference) reasonable and customary representations and covenants from the parties. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 6.3(k).

7. SURVIVAL

7.1. Survival. No representations, warranties, covenants and agreements of either Acquiring Fund or Acquired Fund will survive beyond the Closing Date, except that any covenant or agreement contained in this Agreement which by its terms is to be performed following the Closing shall in respect of performance after Closing survive in accordance with its terms and then terminate. All representations and warranties set forth in this Agreement are contractual in nature only and subject to the sole and exclusive remedies set forth herein. Notwithstanding the foregoing or anything in this Agreement to the contrary, nothing in this Agreement shall limit (a) any rights that may be available to either Acquiring Fund or Acquired Fund in respect of a claim for Fraud, and (b) any rights that may be available to either the Acquiring Fund Manager and the Acquired Fund Manager (whether in contract, in tort or at law or in equity) under any other agreement to which the Acquiring Fund Manager and the Acquired Fund Manager is a party, as it relates to a breach of the terms of this Agreement. For the purposes of this Agreement, “Fraud” means Delaware common law fraud, in the making of a specific representation or warranty expressly set forth in Section 4 and requires (i) an intentional false representation expressly set forth in the representations and warranties set forth in Section 4, (ii) actual knowledge that such representation is false (as opposed to any fraud claim based on constructive knowledge, negligent or reckless misrepresentation or a similar theory), (iii) reasonable detrimental reliance by such party upon such false representation in acting or refraining from acting and (iv) the incurrence of damage by such party by reason of such reliance. For the avoidance of doubt, nothing set forth herein shall limit the rights of the Acquiring Fund Manager and the Acquired Fund Manager in any other agreement between such parties.

7.2. Remedies Exclusive. From and after the Closing Date, except in the case of Fraud, the remedies provided for in this Section 7 and under any other agreement between the Acquiring Fund Manager and the Acquired Fund Manager shall constitute the sole and exclusive remedies for any claims made for a breach of this Agreement. Each party hereby waives any provision of applicable Law to the extent that it would limit or restrict this Section 7.2.

7.3. Liability of the Acquired Fund. The parties understand and agree that the obligations of the Acquired Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of or adviser to the Acquired Fund personally, but bind only the Acquired Fund’s property. Moreover, all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund hereunder. The parties represent that they each have notice of the provisions of the Declaration of Trust of the Acquired Fund disclaiming such shareholder and trustee liability for acts or obligations of the Acquired Fund.

7.4. Liability of the Acquiring Fund. The parties understand and agree that the obligations of the Acquiring Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of or adviser to the Acquiring Fund personally, but bind only the Acquiring Fund’s property. Moreover, all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. The parties represent that they each have notice of the provisions of the Declaration of Trust of the Acquiring Fund disclaiming such shareholder and trustee liability for acts or obligations of the Acquiring Fund.

8. EXPENSES

8.1. Expenses of Reorganization.

(a) Except as otherwise set forth in this Agreement or unless otherwise agreed in writing, each of the Acquiring Fund Manager and the Acquired Fund Manager shall pay its own direct and indirect expenses incurred by it, or by the respective Fund managed by each, in connection with the preparation and negotiation of this Agreement and the consummation of the transactions contemplated by this Agreement, including all fees and expenses of its advisors and representatives.

(b) Notwithstanding the foregoing:

(i) to the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases of portfolio securities made in connection with the Reorganization, these will be borne by (A) the Acquired Fund with respect to the sales and purchases conducted before the Effective Time and (B) by the Acquiring Fund with respect to the sales and purchases conducted at or after the Effective Time;

(ii) the Acquiring Fund Manager or the Acquiring Fund shall pay all costs and expenses incurred (A) with respect to the registration of the shares of the Acquiring Fund to be issued in connection with the Reorganization on Form N-14 and the filing of any proxy solicitation materials, including any filing fees associated with the filing of the Form N-14 or any other registration statement or proxy solicitation materials as may be necessary in connection with the transactions contemplated by this Agreement and any ancillary agreement among or between any parties to this Agreement among or between any parties to this Agreement, and (B) all expenses for preparation, printing and distributing (or re-distributing) any proxy and proxy solicitation materials in connection with the Reorganization and the transactions contemplated by this Agreement, any ancillary agreement among or between any parties to this Agreement or any amendments or supplements thereto; provided that the budget for such proxy and proxy solicitation materials shall be determined by Acquiring Fund after reasonable consultation with Acquired Fund;

(iii) (A) any and all expenses or losses incurred by any Trustee of the Acquired Fund Board, with respect to a claim covered by the Supplemental Policy, shall be payable or otherwise borne exclusively by the Acquired Fund Manager up to the retention amount under the Supplemental Policy, and (B) the premium of the Supplemental Policy shall be borne equally between the Acquired Fund Manager and the Acquired Fund; and

(iv) any expenses or costs related to the winding up or dissolution of the Acquired Fund after the Effective Time shall be paid by the Acquired Fund Manager.

9. AMENDMENTS AND TERMINATION

9.1. Amendments. This Agreement may be amended, modified or supplemented in a signed writing in such manner as may be deemed necessary or advisable by the authorized officers of each of the Acquired Fund and the Acquiring Fund, subject to the authorization of each such Fund’s Board of Trustees; provided, however, that following a meeting of the shareholders of the Acquired Fund called by the Acquired Fund Board pursuant to Section 5.5, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of the shareholders of the Acquired Fund without the approval of the Acquired Fund Board and the Acquiring Fund Board and the Acquired Fund Shareholders and, provided, further, that the officers of the Acquired Fund and the Acquiring Fund may change the Effective Time and Closing Date through an agreement in writing without additional specific authorization by their respective Board of Trustees.

9.2. Termination.

(a) This Agreement may be terminated and the transactions contemplated hereby may be abandoned by mutual written agreement of the parties, at any time prior to the Closing.

(b) Either the Acquiring Fund or the Acquired Fund may at its option terminate this Agreement by written notice to the other party at or before the Closing due to: (i) a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing (so long as the terminating party is not then in material breach of any of its representations, warranties or covenants contained in this Agreement, unless such breach was primarily or principally caused by the other party’s breach of any of its representatives, warranties or covenants contained in this Agreement), if not cured within 30 days after being provided notice of such breach by the non-breaching party, (ii) the failure of a condition set forth in Sections 6.1, 6.2 or 6.3, and such failure is incapable of being cured, or if curable, is not cured by the applicable party within 30 days after being provided written notice of such failure, unless such condition is waived by the applicable party or parties (if applicable); (iii) if the Closing does not occur on or prior to March 31, 2025; or (iv) any Governmental Authority has enacted, issued, promulgated or entered any Law or non-appealable final Judgment or taken any other non-appealable final action, in each case having the effect of permanently restraining, enjoining, making illegal or otherwise prohibiting the transactions contemplated by this Agreement; provided that the right to terminate this Agreement under this Section 9.2(b) shall not be available to a party that has materially breached any of its representations, warranties, covenants or other agreements contained herein so as to have caused the relevant Governmental Authority to enact, issue, promulgate or enter any such Law or Judgment or other non-appealable action, including any breach by the any party of its obligations under Section 5.6(a) unless such breach was primarily or principally caused by the other party’s breach of any of its representatives, warranties or covenants contained in this Agreement.

(c) Notwithstanding the foregoing, if the Acquiring Fund Manager validly terminates the Purchase Agreement, the Acquiring Fund shall be entitled to terminate this Agreement by providing written notice to the Acquired Fund, and if the Acquired Fund Manager validly terminates the Purchase Agreement, the Acquired Fund shall be entitled to terminate this Agreement by providing written notice to the Acquiring Fund.

(d) In the event of any such termination, in the absence of any Fraud or willful breach of this Agreement, there shall be no liability for damages on the part of any of the Acquiring Fund, the Acquired Fund or their respective Trustees or officers, to the other party or its Trustees or officers.

10. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) (provided that no bounce-back or delivery failure notice is received), personal service or prepaid or certified mail addressed as follows:

If to the Acquired Fund:

Insight Select Income Fund

200 Park Avenue, 7th Floor

New York, New York 10166

Attention: John Awad and Vivek Nayar

Email: John.Awad@InsightInvestment.com

  Vivek.Nayar@InsightInvestment.com

With copies (which shall not constitute notice) to:

Insight North America LLC

200 Park Avenue

7th Floor

New York NY 10166

Attention:

Email:

Troutman Pepper Hamilton Sanders LLP

3000 Two Logan Square, Eighteenth & Arch Streets

Philadelphia, PA 19103

Attention:

E-mail:

Clifford Chance US LLP

Two Manhattan West

375 9th Avenue

New York, NY 10001

Attention:

Email:

If to the Acquiring Fund:

KKR Income Opportunities Fund

555 California Street, 50th Floor

San Francisco, California 94104

Attention:

E-mail:

With copies (which shall not constitute notice) to:

KKR Credit Advisors (US) LLC

555 California Street, 50th Floor

San Francisco, California 94104

Attention:

E-mail:

Dechert LLP

1095 Avenue of the Americas

New York, NY, 10036

Attention:

E-Mail:

11. PUBLICITY AND CONFIDENTIALITY

11.1. Each party to this Agreement agrees not to issue any press release or make any other public announcement relating to this Agreement or the transactions contemplated herein without the prior written approval of the other party to this Agreement (which consent shall not be unreasonably withheld, conditioned or delayed), except that the Acquiring Fund and the Acquiring Fund Manager, on the one hand, and the Acquired Fund and the Acquired Fund Manager, on the other hand, each reserves the right, without the other party’s prior consent, to make any public disclosure it believes in good faith is required by applicable Laws or securities listing standards or exchange requirements (in which case the disclosing party agrees to use commercially reasonable efforts to notify and consult with the non-disclosing party prior to making the disclosure).

11.2. The Acquired Fund, Acquiring Fund, the Acquiring Fund Manager and the Acquired Fund Manager (for purposes of this Section 11.2, the “Protected Persons”) will hold, and will direct their board members, officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all non-public, confidential or proprietary information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement; provided, further, that nothing in this Agreement shall prevent any party hereto from disclosing any notes, analyses, compilations, studies, interpretations, documents or records containing, referring, relating to, based upon or derived from such information, in whole or in part or the existence of this Agreement and its terms where (a) the disclosure is reasonably made to a Governmental Authority in relation to such party’s taxes, (b) the disclosure is made to any party to whom assignment is permitted under the terms of this Agreement, (c) the disclosure is made on a confidential basis to actual or potential debt or equity financiers of any party hereto and in each case their professional advisers provided that such persons need to know the information for the purposes of considering, evaluating, advising on or furthering the transactions contemplated by this Agreement or any matters arising in connection with them or (d) the other party has given prior written consent to the disclosure. In addition, notwithstanding anything in this Agreement to the contrary, each party (and each employee, agent or other representative of the party) may disclose the U.S. tax treatment and U.S. tax structure of the transactions contemplated by this Agreement and information relating to such U.S. tax treatment and U.S. tax structure, except to the extent nondisclosure is reasonably necessary in order to comply with applicable securities laws.

11.3. Following the Closing, or upon an earlier termination of this Agreement, the Acquiring Fund, the Acquired Fund, the Acquiring Fund Manager, and the Acquired Fund Manager agree that they along with their board members, employees, representative agents and affiliates shall, and shall direct their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all non-public, confidential or proprietary information relating to the other Protected Persons and their affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (a) in connection with any requirement to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; provided, any person to whom such information is disclosed shall be informed of the confidential nature of the information being provided and requested to keep such information confidential, (b) if required by court order or decree or applicable law (upon advice of external legal counsel); (c) if it is publicly available through no act or failure to act of such party and other than as a result of a direct or indirect disclosure in breach hereof; (d) if it was already known to such party on a non-confidential basis on the date of receipt, provided the source of such information was not bound by a confidentiality agreement or subject to a fiduciary obligation of confidentiality to the applicable party; (e) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (f) if it is otherwise expressly provided for herein.

12. MISCELLANEOUS

12.1. Entire Agreement. This Agreement (including the Acquired Fund Disclosures, any other schedules and exhibits hereto), the Purchase Agreement and other documents and instruments referred to in this Agreement or the Purchase Agreement that are to be delivered at the Closing, constitutes the entire agreement between the parties to this Agreement and supersedes any prior understandings, agreements or representations by or between the parties to this Agreement, written or oral, with respect to the subject matter thereof.

12.2. Headings. The table of contents and the headings of Sections, subsections, paragraphs, schedules and any exhibits are provided for convenience only and are not intended to affect the construction or interpretation of this Agreement.

12.3. Governing Law; Venue; Waiver of Jury Trial.

(a) This Agreement, and any controversy or proceeding arising out of, or with respect to this Agreement or the transactions contemplated herein, shall be construed in accordance with and governed for all purposes by the internal substantive Laws of the State of Delaware applicable to contracts executed and to be wholly performed within Delaware.

(b) Any proceeding against the parties arising out of, or with respect to, this Agreement shall be brought exclusively in the Court of Chancery in the State of Delaware, New Castle County, or, if such court does not have proper jurisdiction, the United States federal district court or any other state court sitting in the State of Delaware, New Castle County (the “Designated Courts”), and the parties hereto accept the exclusive jurisdiction of the Designated Courts for the purpose of any proceeding. Each party hereto agrees that service of any process, summons, notice, or document by U.S. registered mail addressed to such party in accordance with Section 10 shall be effective service of process for any action, suit, or proceeding brought against such party in any such court. The Acquired Fund hereby designates the individual(s) listed in Section 10 to whom notice may be given on behalf of the Acquired Fund as its true and lawful agent upon whom may be served any lawful process in any proceeding instituted by or on behalf of the Acquiring Fund.

The Acquiring Fund hereby designates the individual(s) listed in Section 10 to whom notice may be given on behalf of the Acquiring Fund as its true and lawful agent upon whom may be served any lawful process in any proceeding instituted by or on behalf of the Acquired Fund. Each party hereto agrees that a final, non-appealable judgment in any proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by Law.

(c) In addition, each party hereto hereby irrevocably waives, to the fullest extent permitted by Law, any objection which it may now or hereafter have to the laying of venue of any proceeding arising out of or relating to this Agreement in any Designated Court or any judgment entered by any of the Designated Courts and hereby further irrevocably waives any claim that any proceeding brought in the Designated Courts has been brought in an inconvenient forum.

(d) EACH OF THE PARTIES KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR THE ACTIONS OF ANY PARTY TO THIS AGREEMENT IN NEGOTIATION, EXECUTION AND DELIVERY, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT.

12.4. Assignment; No Third Party Beneficiaries. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing expressed or referred to in this Agreement shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any legal or equitable right, remedy or claim under or with respect to this Agreement.

12.5. Specific Performance.

(a) The parties agree that irreparable damage would occur, that no adequate remedy at Law would exist and that damages would be difficult to determine, in the event that any of the provisions of this Agreement were not performed by the parties in accordance with its specific terms or were otherwise breached. The parties accordingly agree that in addition to any other remedy to which they are entitled at Law or in equity, the parties shall be entitled to injunctive relief to prevent breaches of this Agreement and otherwise to enforce specifically the provisions of this Agreement. Each party expressly waives any requirement that the other party obtain any bond or provide any indemnity in connection with any proceeding seeking injunctive relief or specific enforcement of the provisions of this Agreement. The parties further agree that nothing set forth in this Section 12.5 shall (a) require any party to institute any action or proceeding for (or limit any party’s right to institute any action or proceeding for) injunctive relief or specific enforcement under this Section 12.5 before or as a condition to exercising any termination right under Section 9.2 (and pursuing damages after such termination) or (b) restrict or limit any party’s right to terminate this Agreement in accordance with Section 9.2 (and to pursue damages after such termination).

(b) With respect to the specific performance contemplated by subsection (a) above, the parties agree not to raise any objections to the availability of the equitable remedy of specific performance to prevent any such breaches or threatened breaches of this Agreement and to specifically enforce the terms and provisions of this Agreement to prevent any such breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the parties hereto under this Agreement. Notwithstanding the foregoing, each of the parties hereby agrees that the Acquired Fund shall be entitled to specific performance to cause the Closing to occur if the Closing is required to be consummated in accordance with the terms of this Agreement and (x) the Acquired Fund has irrevocably confirmed to the Acquiring Fund in writing that the Acquired Fund is ready, willing and able to consummate the transactions contemplated by this Agreement and (y) the Acquired Fund Manager has irrevocably confirmed to the Acquiring Fund in writing that the Acquired Fund Manager is ready, willing and able to consummate the transactions contemplated by the Purchase Agreement.

12.6. Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, illegal or unenforceable, the remaining provisions of this Agreement remain in full force and effect if the essential terms and conditions of this Agreement for each party remain valid, binding and enforceable. If any provision of this Agreement (or any portion thereof) is held by a court of competent jurisdiction to be invalid, illegal or unenforceable, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the fullest extent legally permissible.

12.7. Counterparts. The parties hereto may execute this Agreement in multiple counterparts, each of which constitutes an original as against the party that signed it, and all of which together constitute one agreement. This Agreement is effective upon delivery of one executed counterpart from each party to the other party. The signatures of both parties need not appear on the same counterpart. The execution of counterparts by electronic signature or delivery of duly executed counterparts by electronic transmission is as effective as signing and delivering the counterpart in person.

12.8. Waiver. The Acquired Fund Board or the Acquiring Fund Board (whichever is entitled to the benefit thereof) may (a) extend the time for performance of any of the obligations or other acts, in each case, of another party hereto, (b) waive any inaccuracies in the representations and warranties of the another party hereto contained in this Agreement or (c) waive compliance with any of the covenants or conditions for the benefit of such party contained in this Agreement; provided that (i) any such extension or waiver by a party will be valid only if expressly set forth in a written document signed on behalf of the party against whom the extension or waiver is to be effective; (ii) no extension or waiver will apply to any time for performance, inaccuracy in any representation or warranty, or noncompliance with any covenant or condition, as the case may be, other than that which is expressly specified in the written extension or waiver; and (iii) no failure or delay by a party in exercising any right or remedy under this Agreement or any of the documents delivered pursuant to this Agreement, and no course of dealing between the parties, operates as a waiver of such right or remedy, and no single or partial exercise of any such right or remedy precludes any other or further exercise of such right or remedy or the exercise of any other right or remedy. Except as otherwise provided in this Agreement, including Section 7.2, any enumeration of a party’s rights and remedies in this Agreement is not intended to be exclusive, and a party’s rights and remedies are intended to be cumulative to the extent permitted by law and include any rights and remedies authorized in law or in equity.

12.9. Interpretation. In the negotiation of this Agreement, each party has received advice from its own attorneys. The language used in this Agreement is the language chosen by the parties to express their mutual intent, and no provision of this Agreement shall be interpreted for or against any party because that party or its attorney drafted the provision.

12.10. No Admission. Nothing in this Agreement (including, for the avoidance of doubt, any Section of either the Acquiring Fund Disclosures or the Acquired Fund Disclosures (together, the “Fund Disclosures”)) shall be deemed an admission by either the Acquired Fund or the Acquiring Fund or any of their respective affiliates, in any proceeding involving any Governmental Authority or any other third party, that the Acquired Fund or the Acquiring Fund, respectively, or any such third party or any of their respective affiliates is or is not in breach or violation of, or in default in, the performance or compliance with any term or provisions of any contract, any Law, any governmental authorization, permit or intellectual property of any other person.

12.11. Exhibits and Schedules.

(a) The exhibits and schedules to this Agreement and the Fund Disclosures are incorporated herein by reference and made a part of this Agreement as though completely set forth herein. All references to this Agreement herein or in any part of the exhibits, schedules, and the Fund Disclosures shall be deemed to refer to this entire Agreement, including all exhibits, schedules and Fund Disclosures. Any item disclosed in a Fund Disclosures shall be deemed to have been disclosed not only for purposes of the provision of this Agreement to which such Fund Disclosures directly relates, but also for any other provisions of Section 4.1 or Section 4.2, as applicable, to which the disclosure is relevant to the extent that the relevance of such disclosure to such other provisions is reasonably apparent on the face of such disclosure (it being understood that to be so reasonably apparent it is not required that the other provisions be expressly cross-referenced). Capitalized terms used in the exhibits, schedules and Fund Disclosures and not otherwise defined therein have the meanings given to them in this Agreement. Any contract referred to in the exhibits, schedules and Fund Disclosures shall be deemed to include reference to all exhibits, schedules and other documents or agreements attached thereto, provided the same have been made available to the Acquiring Fund or Acquired Fund, as applicable. Neither the specification of any dollar amount in any representation or warranty contained in this Agreement nor the inclusion of any specific item in any exhibit, schedule and Fund Disclosure is intended to imply that such amount, or higher or lower amounts, or the item so included or other items, are or are not material, and the fact of setting forth of any such amount or the inclusion of any such items shall not be an admission or construed as an admission in any dispute or controversy between the parties as to whether any obligation, item or matter not described in this Agreement or included in any exhibit, schedule or Fund Disclosure is or is not material for the purposes of this Agreement.

(b) The parties hereto acknowledge and agree that any disclosure made with reference to a Section of the Fund Disclosures shall be deemed sufficient for purposes of disclosure in any other Section or Sections of the Fund Disclosures that may require disclosure therein to the extent that it is reasonably apparent on the face of such disclosure that such disclosure is applicable to such other Section or Sections. The Fund Disclosures are intended only to qualify and limit the representations, warranties and covenants of Acquired Fund and the Acquiring Fund, respectively, contained in this Agreement and shall not be deemed to expand in any way the scope or effect of any such representations, warranties or covenants. The disclosures in the Fund Disclosures may be over-inclusive, considering the materiality standard contained in the Section of this Agreement relating to the corresponding Section of the Fund Disclosures, and any items or matters disclosed in the Fund Disclosures are not intended to set or establish standards of materiality different from those set forth in the corresponding Section of this Agreement. The disclosure of any item or information in the Fund Disclosures is not an admission that such item or information (or any non-disclosed item or information of comparable or greater significance) is material, required to have been disclosed in the Fund Disclosures, or is of a nature that would reasonably be expected to have a material adverse effect. Prior to the Closing, each of the Acquired Fund and the Acquiring Fund shall have the right from time to time to supplement, modify or update the Fund Disclosures by written notice to the other party to reflect events occurring after the date hereof which, if occurring prior to the date hereof, would have been required to be set forth or described on the Fund Disclosures. Neither the Acquired Fund nor the Acquiring Fund shall be deemed to be in breach of any representation or warranty hereunder, and no representation or warranty of the Acquired Fund or the Acquiring Fund, as applicable, shall be deemed to be untrue or inaccurate with respect to the information disclosed in any such supplement, modification or update, except to the extent such update would reasonably be expected to, individually or in the aggregate, result in a material adverse effect.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

INSIGHT SELECT INCOME FUND

By:
Name: David C. Leduc
Title: President

INSIGHT NORTH AMERICA LLC, solely with respect to Sections 7.1, 8.1, 9.2, 11.1, 11.2 and 11.3:

By:
Name: David C. Leduc
Title: Chief Executive Officer

KKR INCOME OPPORTUNITIES FUND

By:
Name: Title:	Rudy Pimentel

KKR CREDIT ADVISORS (US) LLC, solely with respect to Sections 7.1, 8.1, 9.2, 11.1, 11.2 and 11.3:

By:
Name:
Title:

SCHEDULE A

ADJUSTMENT AND PRORATION PROCEDURES

The Acquired Fund has appointed or will appoint an exchange agent reasonably acceptable to the Acquiring Fund (the “Exchange Agent”) to process the calculation, delivery and payment of the Stock Consideration and the Cash Consideration. Elections by Acquired Fund Shareholders for Cash Consideration shall be made on a form (the “Election Form”) reasonably acceptable to the Exchange Agent and the parties hereto. The adjustment and proration process for the Stock Consideration and Cash Consideration will occur as follows:

1.

Subject to adjustment and proration in accordance with the provisions of the Agreement and this Schedule A, each Acquired Fund Shareholder, with respect to each Acquired Fund Share held by that Acquired Fund Shareholder immediately before the Election Deadline (as defined below), shall be entitled to receive Cash Consideration and/or Stock Consideration based on the election made by that Acquired Fund Shareholder on the Election Form. Acquired Fund Shares for which an Acquired Fund Shareholder has elected to receive Cash Consideration are referred to as “Cash Election Shares”. Acquired Fund Shares for which an Acquired Fund Shareholder has elected to receive Stock Consideration are referred to as “Stock Election Shares”. With respect to any Acquired Fund Share for which no election has been affirmatively made on an Election Form, such Acquired Fund Share shall be deemed to be and treated for all purposes as a Stock Election Share. Acquired Fund Shareholders electing to receive Cash Consideration in lieu of Stock Consideration for some or all of their Acquired Fund Shares are referred to as “Cash Electing Shareholders” and, as used herein, “Election Deadline” means 5 p.m. (Eastern time) on the Business Day that is five (5) Business Days before the Effective Time.

2.

If the aggregate number of Cash Election Shares (“Aggregate Cash Election Shares”) exceeds the Maximum Cash Shares (an “Over Subscription”), the number of Cash Election Shares of each Cash Electing Shareholder shall be reduced (as so reduced, the “Reduced Cash Shares”), pro rata, in accordance with the following formula:

RCS = (CES ÷ CESA) x MCS

Where in relation to any Cash Electing Shareholder:

RCS	=	the number of Reduced Cash Shares for which such Cash Electing Shareholder shall be entitled to receive Cash Consideration

CES	=	the number of Cash Election Shares originally elected by such Cash Electing Shareholder

CESA	=	The aggregate number of Cash Election Shares originally elected by all Cash Electing Shareholders

MCS	=	Maximum Cash Shares (as defined in Section 2.3)

3.

In the event of an Over Subscription, each Acquired Fund Shareholder shall receive (a) Stock Consideration in respect of (i) its Stock Election Shares and (ii) its Cash Election Shares which are not deemed to be Reduced Cash Shares in accordance with the formula set forth in Section 2 above (“Increased Stock Shares”), if any, and (b) Cash Consideration with respect to its Reduced Cash Shares, if any. For illustrative purposes, the Increased Stock Shares of each Acquired Fund Shareholder shall be calculated in accordance with the following formula:

ISS = CES - RCS

Where in relation to each Acquired Fund Shareholder:

ISS	=	the number of Increased Stock Shares for such Acquired Fund Shareholder

CES	=	the number of Cash Election Shares originally elected by such Acquired Fund Shareholder

RCS	=	the number of Reduced Cash Shares for which such Acquired Fund Shareholder shall be entitled to receive Cash Consideration pursuant to the formula in Section 2 above

4.

If there is not an Over Subscription, each Acquired Fund Shareholder will receive (a) Cash Consideration with respect to its Cash Election Shares, if any; and (b) Stock Consideration with respect to its Stock Election Shares.

5.

The Acquired Fund shall cause the Exchange Agent to pay Cash Consideration to Acquired Fund Shareholders in the amounts calculated as provided in this Schedule A, as soon as reasonably practicable after the Acquired Fund deposits or causes to be deposited with the Exchange Agent the Cash Consideration received from the Acquiring Fund.

6.

Stock Consideration shall be issued to Acquired Fund Shareholders in accordance with the provisions of Section 3.3 of the Agreement. All Stock Consideration shall be issued in uncertificated form in accordance with the terms and conditions of the Acquiring Fund’s Amended and Restated Declaration of Trust and Amended and Restated By-Laws.

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, December 5, 2024

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION OF

INSIGHT SELECT INCOME FUND

INTO

KKR INCOME OPPORTUNITIES FUND

[  ], 2024

This Statement of Additional Information (“SAI”) is available to shareholders of KKR Income Opportunities Fund (the “Fund”) and Insight Select Income Fund (the “Acquired Fund”) in connection with the proposed reorganization of the Acquired Fund into the Fund. With respect to the reorganization, the Agreement and Plan of Reorganization provides for the transfer at net asset value of all of the assets of the Acquired Fund to the Fund and the complete liquidation of the Acquired Fund (the “Reorganization”). Acquired Fund shareholders will be entitled to receive in exchange for each of their outstanding shares of Acquired Fund shares either (i) Stock Consideration or (ii) Cash Consideration, each as defined and described in further detail below. The Fund as it would exist after the Reorganization is referred to as the “Combined Fund.”

This SAI is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated, and filed on Form N-14 with the Securities and Exchange Commission (“SEC”) relating to the proposed Reorganization (the “Proxy Statement/Prospectus”). A copy of the Proxy Statement/Prospectus and other information may be obtained without charge by writing to the Fund, 555 California Street, 50th Floor, San Francisco, CA 94104, by calling (415) 315-3620. You may also obtain a copy of the Proxy Statement/Prospectus on the website of the SEC (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings assigned to them in the Proxy Statement/Prospectus.

Investment Objectives, Policies and Risks

The following information supplements the discussion of the Fund’s investment policies and techniques in the Proxy Statement/Prospectus and does not, by itself, present a complete or accurate explanation of the matters disclosed. You should refer also to the Proxy Statement/Prospectus.

Bank Loans and Participations

The Fund’s investment program will, from time to time, include significant amounts of bank loans and participations. These obligations are subject to unique risks, including (i) the possible avoidance of an investment transaction as a “preferential transfer,” “fraudulent conveyance” or “fraudulent transfer,” among other avoidance actions, under relevant bankruptcy, insolvency and/or creditors’ rights laws, (ii) so-called “lender liability” claims by the issuer of the obligations, (iii) environmental liabilities that may arise with respect to collateral securing the obligations, (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations and (v) the contractual nature of participations where the Fund takes on the credit risk of the agent bank rather than the actual borrower.

The Fund will, from time to time, acquire interests in loans either directly (by way of assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a contracting party under the loan agreement with respect to the loan; however, its rights can be more restricted than those of the assigning institution. Participations in a portion of a loan typically result in a contractual relationship only with the institution participating out the interest and not with the obligor. The Fund would, in such a case, have the right to receive payments of principal and interest to which it is entitled only from the institution selling the participation, and not directly from the obligor, and only upon receipt by such institution of such payments from the obligor. As the owner of a participation, the Fund generally will have no right to enforce compliance by the obligor with the terms of the loan agreement or to vote on amendments to the loan agreement, nor any rights of set-off against the obligor, and the Fund will not, from time to time, directly benefit from collateral supporting the loan in which it has purchased the participation. In addition, in the event of the insolvency of the selling institution, the Fund will, from time to time, be treated as a general creditor of such selling institution, and will not, from time to time, have any exclusive or senior claim with respect to the selling institution’s interest in, or the collateral with respect to, the applicable loan. Consequently, the Fund will assume the credit risk of both the obligor and the institution selling the participation to the Fund. As a result, concentrations of participations from any one selling institution subject the Fund to an additional degree of risk with respect to defaults by such selling institution.

Senior Loans

A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

Senior Loans primarily include senior floating rate loans to corporations and secondarily institutionally traded senior floating rate debt obligations issued by an asset-backed pool and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in a Senior Loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

The Fund will, from time to time, purchase “assignments” from the Agent or other Loan Investors. The purchaser of an assignment typically succeeds to all the rights and obligations under the Loan Agreement (as defined herein) of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

The Fund also will, from time to time, invest in “participations.” Participations by the Fund in a Loan Investor’s portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Loan Investor, not with the borrower. As a result, the Fund will, from time to time, have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the participation and only upon receipt by such Loan Investor of such payments from the borrower. In connection with purchasing participations, the Fund generally will have no right to enforce

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compliance by the borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the borrower and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the Loan Investor selling the participation. In the event of the insolvency of the Loan Investor selling a participation, the Fund will, from time to time, be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Fund with respect to such participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

The Fund will only acquire participations if the Loan Investor selling the participation, and any other persons interpositioned between the Fund and the Loan Investor, at the time of investment has outstanding debt or deposit obligations rated investment grade (Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or BBB- or higher by Standard & Poor’s Corporation Rating Group (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or comparably rated by another nationally recognized rating agency) if determined by KKR Credit Advisors (US) LLC (the “Adviser”) to be an appropriate investment for the Fund. The effect of industry characteristics and market compositions may be more pronounced. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

In order to borrow money pursuant to a Senior Loan, a borrower will for the term of the Senior Loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under a Senior Loan.

In the process of buying, selling and holding Senior Loans, the Fund will, from time to time, receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. When the Fund buys a Senior Loan, it could receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Fund could receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Fund will receive a prepayment penalty fee upon the prepayment of a Senior Loan by a borrower. Other fees received by the Fund will, from time to time, include covenant waiver fees, covenant modification fees or other amendment fees.

A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the Senior Loan (the “Loan Agreement”). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific minimum financial ratios and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the borrower to prepay the Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the borrower to monitor the borrower’s compliance with covenants may involve a risk of fraud by the borrower. In the case of a Senior Loan in the form of a participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

In a typical Senior Loan the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Senior

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Loan. Furthermore, unless under the terms of a participation agreement the Fund has direct recourse against the borrower, the Fund will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Fund will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Fund and the other Loan Investors pursuant to the applicable Loan Agreement.

A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants, similar risks may arise.

Senior Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among Loan Investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund will, from time to time, receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former.

The Adviser and its affiliates will, from time to time, borrow money from various banks in connection with their business activities. Such banks may also sell interests in Senior Loans to, or acquire them from, the Fund or may be intermediate participants with respect to Senior Loans in which the Fund owns interests. Such banks may also act as Agents for Senior Loans held by the Fund.

The Fund will, from time to time, acquire interests in Senior Loans that are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Fund will, from time to time, also invest in Senior Loans of borrowers that have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

The Fund will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Fund may invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower’s ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans and, indirectly, Senior Loans themselves.

The failure to perfect a security interest due to faulty documentation or faulty official filings could lead to the invalidation of the Fund’s security interest in loan collateral. If the Fund’s security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery, on the full amount of the principal and interest due on the Senior Loan.

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The Fund will, from time to time, acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Fund’s purchase of a Senior Loan. The Fund will, from time to time, also acquire equity securities or credit securities (including non-dollar denominated equity or credit securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a borrower, or if such acquisition, in the judgment of the Adviser, may enhance the value of a Senior Loan or would otherwise be consistent with the Fund’s investment policies.

Subordinated Loans

The Fund will, from time to time, invest in subordinated loans, which have the same characteristics as Senior Loans except that such loans are subordinated in payment and/or in lien priority to first lien holders. Accordingly, the risks associated with subordinated loans are higher than the risk of loans with first priority over the collateral. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund.

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans. Because subordinated loans are subordinated and thus lower in priority of payment and/or in priority of lien to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in subordinated loans, which would create greater credit risk exposure for the holders of such loans. Subordinated loans share the same risks as other below investment grade securities.

Fixed-Income Instruments

The Fund will, from time to time, invest in fixed-income instruments, such as high-yield corporate debt securities, or bonds, or U.S. government securities. Corporate bonds and other fixed-income instruments are typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “underwriter”) for a group of investors (“Bond Investors”). The underwriter typically administers and enforces the fixed-income instrument on behalf of the other Bond Investors. In addition, in secured fixed-income instrument offerings, an institution, typically but not always the Agent, holds any collateral on behalf of the Bond Investors. The Fund will, from time to time, purchase assignments of fixed-income instruments either directly from the underwriter of from a Bond Investor.

An issuer of fixed-income instruments must typically comply with the terms contained in a note purchase agreement between the issuer and the holders of the instruments (the “Bond Agreement”). These Bond Agreements generally detail the schedule of payments and also place certain restrictive financial and other covenants on the issuer, similar to those in Loan Agreements. The underwriter typically administers the terms of the Bond Agreement on behalf of all holders of the instruments.

Fixed-income instruments are generally subject to many of the same risks that affect Senior Loans and subordinated loans. However, holders of fixed-income bonds would be subordinate to any existing secured lenders with higher priority in the issuer’s capital structure and thus have a lower priority in payment than lenders.

Debtor-in-Possession (“DIP”) Loans

The Fund will, from time to time, invest in or extend loans to companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code. DIP financings allow the entity to continue its business operations while reorganizing under Chapter 11 and such financings must be approved by the bankruptcy court. These DIP loans are most often working-capital facilities put into place at the outset of a Chapter 11 case to provide the debtor with both immediate cash and the ongoing working capital that will be required during the reorganization process. DIP financings are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP financings are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. There is a risk that the borrower will not emerge from Chapter 11 bankruptcy proceedings and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Fund’s only recourse will be against the property securing the DIP financing.

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Lender Liability

Under common law principles that in some cases form the basis for lender liability claims, if a lender (a) intentionally takes an action that results in the undercapitalization of a borrower or issuer to the detriment of other creditors of such borrower or issuer, (b) engages in other inequitable conduct to the detriment of such other creditors or (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors (a remedy called “equitable subordination”). The Fund does not intend to engage in conduct that would form the basis for a successful cause of action based upon the equitable subordination doctrine; however, because of the nature of the debt obligations, the Fund will, from time to time, be subject to claims from creditors of an obligor that debt obligations of such obligor which are held by the issuer should be equitably subordinated.

Restricted and Illiquid Securities

At times, the Fund will not be able to readily dispose of illiquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund will, from time to time, have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

The Fund will, from time to time, purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) (“Rule 144A Securities”). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for any particular issue of Rule 144A Securities will be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act, the Fund intends to treat such securities as liquid securities. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Rights Offerings and Warrants to Purchase

The Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Stressed and Distressed Investments

The Fund intends to invest in securities and other obligations of companies that are in significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns for the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time. Troubled company investments and other distressed asset-based investments require active monitoring.

Certain Bankruptcy and Insolvency Issues

Some of the companies in which the Fund invests may be involved in a complex bankruptcy or insolvency proceeding in the United States or elsewhere. There are a number of significant risks inherent in the bankruptcy or insolvency process. The Fund cannot guarantee the outcome of any bankruptcy or insolvency proceeding.

Under U.S. bankruptcy proceedings or other insolvency proceedings, the Fund will risk taking a loss on its investment and having its claim released or discharged against the debtor and third parties. For example, under a plan of reorganization, the Fund could receive a cash distribution for less than its initial investment or receive securities or other financial instruments in exchange for its claims, which then could be discharged and released against the debtor or other third parties. In addition, under U.S. bankruptcy proceedings, a debtor can effectuate a sale of assets with a purchaser acquiring such assets free and clear of any claims or liens underlying the Fund’s investment with the Fund having only potential recourse to the proceeds of the sale.

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Under certain circumstances, payments to the Fund may be reclaimed, recharacterized or avoided if any such payment or distribution is later determined by the applicable court to have been a fraudulent conveyance, fraudulent transfer, a preferential payment or otherwise subject to avoidance under applicable law. In addition, especially in the case of investments made prior to the commencement of bankruptcy proceedings, creditors can lose their ranking and priority if they exercise “domination and control” of a debtor and other creditors can demonstrate that they have been harmed by such actions.

Many events in a bankruptcy are often beyond the control of the creditors. While creditors may be given an opportunity to object to or otherwise participate in significant actions, there can be no assurance that a court in the exercise of its broad powers or discretion would not approve actions that would be contrary to the interests of the Fund as a creditor.

The duration of a bankruptcy or insolvency proceeding is difficult to predict. A creditor’s return on investment can be adversely impacted by delays while a plan of reorganization is being negotiated, approved by the creditors, confirmed by the bankruptcy court and until the plan ultimately becomes effective. Similar delays can occur while a court may be considering a sale or other restructuring transaction. In addition, the administrative costs in connection with a bankruptcy or insolvency proceeding are frequently high and will be paid out of the debtor’s estate prior to any return to unsecured creditors or equity holders. If a proceeding involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to administrative costs. Also, in the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. Further, certain claims that have priority by law (for example, claims for taxes) may be quite substantial.

The effect of a bankruptcy filing on or by a portfolio company may adversely and permanently affect the portfolio company. The portfolio company may lose its market position, going concern value and key employees and otherwise become incapable of restoring itself as a viable entity. If for this or any other reason the proceeding is converted to a liquidation, the liquidation value of the portfolio company may not equal the liquidation value that was believed to exist at the time of the investment.

Equity Securities

In addition to common stocks, the Fund will, from time to time, invest in equity securities, including preferred stocks, convertible securities, warrants and depository receipts.

Preferred Stock. Preferred stock generally pays dividends at a defined rate and has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to credit securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior credit security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors or equivalent body. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

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Warrants. Warrants are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Depository Receipts. The Fund will, from time to time, hold investments in sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depository receipts structured like global debt issued to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations of non-U.S. Securities.

Cash Equivalents and Short-Term Debt Securities

For temporary defensive purposes, the Fund may invest up to 100% of its Managed Assets in cash equivalents and short-term debt securities. Short-term debt investments having a remaining maturity of 60 days or less when purchased will be valued at cost, adjusted for amortization of premiums and accretion of discounts. Short-term debt securities are defined to include, without limitation, the following:

1)

U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by other U.S. government agencies or instrumentalities. U.S. government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate. In 2008, the Federal Housing Finance Agency (“FHFA”) placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) into conservatorship. As conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. There is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will lose value or default. See “Mortgage-Backed Securities—Mortgage Pass-Through Securities” below. The Adviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so;

2)

Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the FDIC;

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3)

Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund will, from time to time, enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws; and

4)

Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Conflicts of Interest

Because the Adviser manages assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), certain conflicts of interest are present. For instance, the Adviser receives fees from certain accounts that are higher than the fees received from the Fund, or receive a performance-based fee on certain accounts. In those instances, the portfolio managers have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest exists to the extent the Adviser has proprietary investments in certain accounts, where the portfolio managers or other employees of the Adviser have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits plan. The Adviser has an incentive to favor these accounts over the Fund. Because the Adviser manages accounts that engage in short sales of (or otherwise take short positions in) securities or other instruments of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts taking short positions, if such short positions cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. These policies and procedures will have the effect of foreclosing certain investment opportunities for the Fund from time to time. Notwithstanding the foregoing, the Adviser will act in the best interest of the Fund in accordance with its fiduciary duty to the Fund.

The Adviser manages assets for accounts other than the Fund, including private funds. The Fund will, from time to time, invest in the same credit obligations as other funds advised by the Adviser or its affiliates (for purposes of this section, “KKR Funds”), although their investments may include different obligations of the same issuer. For example, the Fund might invest in senior loans issued by a borrower and one or more KKR Funds might invest in the borrower’s junior debt. In addition, the Adviser manages certain accounts (including CLOs) that invest in certain types of credit obligations in which the Fund may also invest. Investment opportunities appropriate for both the Fund and another KKR Funds generally will be allocated between the Fund and the other KKR Fund in a manner that the Adviser believes to be fair and equitable under the circumstances, in accordance with the Adviser’s trade allocation policies.

Conflicts of interest may arise where the Fund and other KKR Funds simultaneously hold securities representing different parts of the capital structure of a stressed or distressed issuer. In such circumstances, decisions made with respect to the securities held by one KKR Fund may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other KKR Funds (including the Fund). For example, if such an issuer goes into bankruptcy or reorganization, becomes

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insolvent or otherwise experiences financial distress or is unable to meet its payment obligations or comply with covenants relating to credit obligations held by the Fund or by the other KKR Funds, such other KKR Funds may have an interest that conflicts with the interests of the Fund. If additional financing for such an issuer is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing, but if the other KKR Funds were to lose their respective investments as a result of such difficulties, the Adviser may have a conflict in recommending actions in the best interests of the Fund. In such situations, the Adviser will seek to act in the best interests of each of the KKR Funds (including the Fund) and will seek to resolve such conflicts in accordance with its compliance procedures.

In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain affiliates of the Adviser. As a result of these restrictions, the Fund will, from time to time, be prohibited from buying or selling any security directly from or to any portfolio company of a fund managed by the Adviser or one of its affiliates. Nonetheless, the Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Adviser between the interests of the Fund and the portfolio company, in that the ability of the Adviser to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates (which may include other funds managed by the Adviser), which could be deemed to include certain types of investments, or certain types of restructurings of investments, in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The Fund’s Board of Trustees (“Board”) has approved various policies and procedures reasonably designed to monitor potential conflicts of interest. The Board will review these policies and procedures and any conflicts that may arise.

Although the professional staff of the Adviser will devote as much time to the management of the Fund as the Adviser deems appropriate to perform their duties in accordance with the investment advisory agreement and in accordance with reasonable commercial standards, the professional staff of the Adviser may have conflicts in allocating their time and services among the Fund and other KKR Funds. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and its officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the assets of other clients of the Adviser.

The Adviser or its respective members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information. The possession of such information may limit the ability of the Fund to buy or sell a security or otherwise to participate in an investment opportunity. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser for other clients, and the Adviser will not employ information barriers with regard to its operations on behalf of its registered and private funds, or other accounts. In certain circumstances, employees of the Adviser may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict the Fund’s ability to trade in the securities of such companies.

Other Portfolio Strategies

Asset-Backed Securities

Asset-backed securities (“ABSs”) represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

The Fund will, from time to time, invest in ABSs. The investment characteristics of ABSs differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that the principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time. ABSs are not secured by an interest in the related collateral. Credit card receivables, for example, are generally unsecured and the debtors are entitled to the protection of a number of U.S. state and federal (and comparable non-U.S.) consumer loan laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of ABSs backed by automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an

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interest superior to that of the holders of the related ABSs. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the ABSs may not have a proper security interest in all of the obligations backing such ABSs. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The risk of investing in ABSs is ultimately dependent upon payment of consumer loans by the debtor. Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying ABSs can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that the Fund invests in ABSs, the values of the Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of ABSs.

ABSs present certain additional risks because ABSs generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. The collateral supporting ABSs is of shorter maturity than certain other types of loans and is less likely to experience substantial prepayments. ABSs are often backed by pools of any variety of assets, including, for example, leases, mobile home loans and aircraft leases, which represent the obligations of a number of different parties and use credit enhancement techniques such as letters of credit, guarantees or preference rights. The value of an ABS is affected by changes in the market’s perception of the asset backing the security and the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing any credit enhancement, as well as by the expiration or removal of any credit enhancement. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the ABSs. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on these securities.

In addition, investments in subordinated ABSs involve greater credit risk of default than the senior classes of the issue or series. Default risks are further pronounced in the case of ABSs secured by, or evidencing an interest in, a relatively small or less diverse pool of underlying loans. Certain subordinated securities absorb all losses from default before any other class of securities is at risk, particularly if such securities have been issued with little or no credit enhancement equity. Such securities, therefore, possess some of the attributes typically associated with equity investments.

Collateralized Debt Obligations

The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other securitized products. CDOs are types of ABSs. The risks of an investment in a CDO depend largely on the type of collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs, CDOs and other securitized products are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income instruments and ABSs generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a NRSRO; (iii) the Fund is likely to invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

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Mortgage-Backed Securities

The Fund will, from time to time, invest in a variety of mortgage-related and other ABSs issued by government agencies or other governmental entities or by private originators or issuers.

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”), mortgage dollar rolls, CMO residuals, adjustable rate mortgage-backed securities (“ARMBSs”), stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The mortgage market in the United States has experienced heightened difficulties over the past several years that may adversely affect the performance and market value of mortgage-related investments. Delinquencies and losses on residential and commercial mortgage loans (especially subprime and second-lien residential mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of property values (as has recently been experienced and may continue to be experienced in many markets) may exacerbate such delinquencies and losses. Borrowers with adjustable-rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

The principal U.S. governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”). Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks but the common stock of which is now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

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On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor. In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party. In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisers determine that the securities meet the Fund’s quality standards. Securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations. A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA and their income streams. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different

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schedule for payments of principal and interest, including prepayments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including prepayments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgages or ABSs.

Commercial Mortgage-Backed Securities. CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgages or ABSs.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of a CMO is applied first to make required payments of principal and interest on the CMO and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities (described below). In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual. CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability.

Adjustable Rate Mortgage-Backed Securities. ARMBSs have interest rates that reset at periodic intervals. Acquiring ARMBSs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed-income instruments of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed-income instruments and less like adjustable-rate securities and are subject to the risks associated with fixed-income instruments. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable-rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund could fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

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Dollar Rolls

The Fund will, from time to time, enter into “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar, but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. All cash proceeds will be invested in instruments that are permissible investments for the Fund.

For financial reporting and tax purposes, the Fund treats dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into dollar rolls for financing and does not treat them as borrowings.

Dollar rolls involve certain risks including the following: if the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to purchase or repurchase the securities subject to the dollar roll may be restricted. Also, the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of dollar rolls will depend upon the Adviser’s ability to manage the Fund’s interest rate and prepayments exposure. For these reasons, there is no assurance that dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of the Fund compared with what such performance would have been without the use of dollar rolls.

Derivatives

General Limitations on Futures and Options Transactions. The Adviser with respect to the Fund has filed a notice of eligibility with the National Futures Association for an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (the “CEA”). Therefore, the Adviser and the Fund are not subject to regulation by the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator or commodity pool. If the Adviser or the Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.

Regulatory Risk Related to Derivatives and Certain Other Instruments. The SEC rule under the 1940 Act related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies requires the Fund to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless the Fund satisfies a “limited derivatives users” exception. When the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. In addition, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a derivatives transaction for purposes of compliance with the rule. Furthermore, under the rule, the Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

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The CFTC and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract. The Adviser must consider the effect of these limits in managing the Fund. In addition, the CFTC in October 2020 adopted amendments to its position limits rules that establish certain new and amended position limits for 25 specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such 25 specified contracts, and any OTC transactions that are economically equivalent to the 25 specified contracts. The Adviser will need to consider whether the exposure created under these contracts might exceed the new and amended limits, as relevant to the Fund’s strategy, in anticipation of the applicable compliance dates, and the limits may constrain the ability of the Fund to use such contracts.

Options. The Fund will, from time to time, purchase put and call options on currencies or securities. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price.

As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the currencies or securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date for American options or only at expiration for European options. The Fund could seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

Certain Considerations Regarding Options. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Some, but not all, of the options may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Futures Contracts. The Fund will, from time to time, enter into securities-related futures contracts, including security futures contracts as an anticipatory hedge. The Fund’s derivative investments may include sales of futures as an offset against the effect of expected declines in securities prices and purchases of futures as an offset against the effect of expected increases in securities prices. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be “long” the contract. A person who sells a security futures contact enters into a contract to sell the underlying security and is said to be “short” the contract. The price at which the contract trades (the “contract price”) is determined by relative buying and selling interest on a regulated exchange.

Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. In order to enter into a security futures contract, the Fund must deposit funds with its custodian in the name of the futures commodities merchant equal to a specified percentage of the current market value of the contract as a performance bond. Moreover, all security futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the security futures contract based on the contract price established at the end of the day for settlement purposes.

An open position, either a long or short position, is typically closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract’s expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction

17

costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and it is possible that the Fund will not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it will, from time to time, be forced to do so at a price that involves a large loss.

Under certain market conditions, it may also be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract month, on another market, or in the underlying security. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position. The Fund will continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Some security futures contracts are settled by physical delivery of the underlying security. At the expiration of a security futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying securities. Conversely, a person who is short the contract must make delivery of the underlying securities in exchange for the final settlement price. Settlement with physical delivery may involve additional costs.

Other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

As noted above, margin is the amount of funds that must be deposited by the Fund in order to initiate futures trading and to maintain the Fund’s open positions in futures contracts. A margin deposit is intended to ensure the Fund’s performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily NAV, the Fund will mark to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.

Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain to the investor. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the futures contracts were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.

In addition to the foregoing, imperfect correlation between the futures contracts and the underlying securities may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.

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In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. For example, trading on a particular security futures contract must be halted if trading is halted on the listed market for the underlying security as a result of pending news, regulatory concerns, or market volatility. Similarly, trading of a security futures contract on a narrow-based security index must be halted under circumstances where trading is halted on securities accounting for at least 50% of the market capitalization of the index. In addition, regulated exchanges are required to halt trading in all security futures contracts for a specified period of time when the Dow Jones Industrial Average (“DJIA”) experiences one-day declines of 10%, 20% and 30%. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances, such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market.

A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.

Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

Swap Agreements. The Fund may enter into swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are often individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by or insolvency of one of the parties and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. With respect to cash-settled swaps, the Fund will set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the swaps.

The Fund will monitor any swaps with a view towards ensuring that the Fund remains in compliance with all applicable regulatory investment and tax requirements.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that the Fund will be committed to pay under the swap.

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When-Issued and Forward Commitment Securities

From time to time, the Fund will purchase securities on a “when-issued” basis and will purchase or sell securities on a “forward commitment” basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. There is always a risk that the securities may not be delivered and that the Fund will incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its net asset value per share.

The risks and effect of settlements in the ordinary course on the Fund’s net asset value are not the same as the risks and effect of when-issued and forward commitment securities.

The purchase price of when-issued and forward commitment securities are expressed in yield terms, which reference a floating rate of interest, and is therefore subject to fluctuations of the security’s value in the market from the date of the Fund’s commitment (the “Commitment Date”) to the date of the actual delivery and payment for such securities (the “Settlement Date”). There is a risk that, on the Settlement Date, the Fund’s payment of the final purchase price, which is calculated on the yield negotiated on the Commitment Date, will be higher than the market’s valuation of the security on the Settlement Date. This same risk is also borne if the Fund disposes of its right to acquire a when-issued security, or its right to deliver or receive a forward commitment security, and there is a downward market movement in the value of the security from the Commitment Date to the Settlement Date. No income accrues to the Fund during the period from the Commitment Date to the Settlement Date. On the other hand, the Fund could incur a gain if the Fund invests in when-issued and forward commitment securities and correctly anticipates the rise in interest rates and prices in the market.

The settlements of secondary market purchases of Senior Loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e. T+7 for par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively) are subject to the delayed compensation mechanics prescribed by the Loan Syndications and Trading Association (“LSTA”). For par loans, income accrues to the buyer of the Senior Loan (the “Buyer”) during the period beginning on the last date by which the Senior Loan purchase should have settled (T+7) to and including the actual settlement date. Should settlement of a par Senior Loan purchase in the secondary market be delayed beyond the T+7 period prescribed by the LSTA, the Buyer is typically compensated for such delay through a payment from the seller of the Senior Loan (this payment may be netted from the wire released on settlement date for the purchase price of the Senior Loan paid by the Buyer). In brief, the adjustment is typically calculated by multiplying the notional amount of the trade by the applicable margin in the Loan Agreement pro rated for the number of business days (calculated using a year of 360 days) beyond the settlement period prescribed by the LSTA, plus any amendment or consent fees that the Buyer should have received. Furthermore, the purchase of a Senior Loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.

Reverse Repurchase Agreements

The Fund will, from time to time, enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse

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repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Repurchase Agreements

The Fund will, from time to time, invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Short Sales

The Fund will, from time to time, engage in short sales of securities, particularly of corporate bonds and other fixed-income instruments. A short sale is a transaction in which the Fund sells a security it does not own as a means of attractive financing for purchasing other assets or in anticipation that the market price of that security will decline. The Fund will, from time to time, make short sales for financing, risk management, in order to maintain portfolio flexibility or to enhance income or gain.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund will, from time to time, have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund’s obligation to replace the borrowed security may be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

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Other Investment Companies

The Fund will, from time to time, invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by the Fund from the SEC. These securities include shares of other closed-end funds, open-end investment companies (i.e., mutual funds) and ETFs. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein.

Investment Restrictions

The following are fundamental investment restrictions of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting at which more than 50% of the Fund’s outstanding voting securities are present or represented by proxy or (ii) more than 50% of the Fund’s outstanding voting securities). Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. With respect to the limitations on the issuance of senior securities and in the case of borrowings, the percentage limitations apply at the time of issuance and on an ongoing basis. The Fund may not:

1.

Issue senior securities or borrow money, except the Fund may issue senior securities and/or borrow money (including through reverse repurchase agreements and dollar rolls) to the extent permitted by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time. The Fund does not have an investment policy limiting the amount of leverage that may be obtained through the use of covered reverse repurchase agreements.

2.

Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of loans or portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

3.

Invest in any security if as a result of such investment, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers), or (b) as otherwise provided by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time. For purposes of this restriction, in the case of investments in loan participations between the Fund and a bank or other lending institution participating out the loan, the Fund will treat both the lending bank or other lending institution and the borrower as “issuers.” For purposes of this restriction, an investment in a repurchase agreement, reverse repurchase agreement, collateralized loan obligation, collateralized bond obligation, collateralized debt obligation or a swap or other derivative will be considered to be an investment in the industry (if any) of the underlying or reference security, instrument or asset.

4.

Purchase or sell real estate, except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities and/or other instruments of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities and/or other instruments that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities and/or other instruments, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and/or other instruments and (f) as otherwise permitted by the 1940 Act, as amended from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

5.

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial or derivative instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by the 1940 Act, as amended from time to time, the rules and regulation promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

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6.

Make loans of money or property to any person, except (a) to the extent that securities, instruments, credit obligations or interests (including Senior Loans) in which the Fund may invest, or which the Fund may originate, are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by the 1940 Act, as amended from time to time, the rules and regulation promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

Thus, with respect to the foregoing restrictions 1 and 3, the Fund currently may not:

1.

Issue senior securities or borrow money, except as permitted by the 1940 Act and the rules and regulations thereunder. Currently, the 1940 Act and the rules and regulations thereunder generally limit the extent to which the Fund may utilize borrowings, together with any other senior securities representing indebtedness, to 331/3% of the Fund’s Managed Assets at the time utilized (less the Fund’s liabilities and indebtedness not represented by senior securities). In addition, the 1940 Act limits the extent to which the Fund may issue preferred shares plus senior securities representing indebtedness to 50% of the Fund’s Managed Assets (less the Fund’s liabilities and indebtedness not represented by senior securities). Indebtedness associated with reverse repurchase agreements and similar financing transactions may be aggregated with any other senior securities representing indebtedness for this purpose or be treated as derivatives transactions under the 1940 Act and the rules and regulations thereunder, depending on the Fund’s election under applicable SEC requirements.

2.

Invest in any security if, as a result 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers). (For the avoidance of doubt, the Fund’s investments in private purpose industrial development bonds issued on behalf of non-government issuers will be subject to restriction 3).

The latter part of certain of the Fund’s fundamental investment restrictions (i.e., the references to “as may otherwise be permitted by the 1940 Act, as amended from time to time and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time”) provide the Fund with flexibility to change its limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Fund’s Board to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.

Management of the Fund

Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Board and the Fund’s officers appointed by the Board. The tables below list the Trustees and officers of the Fund and their present positions and principal occupations during the past five years. The business address of the Fund, its Board members and officers and the Adviser is 555 California Street, 50th Floor, San Francisco, California, unless specified otherwise below. The term “Fund Complex” includes each of the registered investment companies advised by the Adviser or their affiliates as of the date of this SAI. Trustees serve three-year terms or until their successors are duly elected and qualified. Officers are annually elected by the Trustees.

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Trustees

Name, Age and Address (1)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee/ Nominee(2)	Other Directorships Held by Trustee/ Nominee(3)
Independent Trustees
Michael E. Cahill (72)	Trustee	Since July 2013; term expires 2024	Executive Vice President (2008-2013) and Managing Director and General Counsel (1991-2013), The TCW Group, Inc. and Trust Company of the West (financial services firm).	2	None.

Tobin V. Levy (79)	Trustee	Since July 2013; term expires 2025	Executive Vice President & Chief Financial Officer, Local Initiatives Support Corporation (non-profit support and resources) (2011-2014).	2	None.

Catherine B. Sidamon-Eristoff (60)	Trustee	Since December 2019; term expires 2025	Treasurer and Board Member, C-Change Conversations (non-profit organization), Board Member, FlexPaths LLC (workplace strategy and consulting firm), Managing Director, Constellation Wealth Advisors (financial services firm) (2007-2015).	4	None.

Jeffrey L. Zlot (52)	Trustee	Since July 2013; term expires 2026	Managing Director, Tiedemann Advisors (formerly, Tiedemann Wealth Management) (investment consultant and investment banking) (since 1997).	2	None.

Interested Trustee

Rudy Pimentel (54)*	Trustee	Since January 2024; term expires 2026	Managing Director, KKR (since 2022), Vice President, T. Rowe Price (2017-2022).	2	None.

*	Mr. Pimentel is considered to be an “Interested Trustee” because he is the President of the Fund and also holds a position with an affiliate of the Adviser.
(1)	Each Trustee may be contacted by writing to the Trustee, c/o KKR Credit Advisors (US) LLC, 555 California Street, 50th Floor, San Francisco, California 94104, Attn: General Counsel.
(2)	The Fund Complex is comprised of the Fund, KKR Real Estate Select Trust Inc., KKR Credit Opportunities Portfolio, KKR Asset-Based Income Fund and KKR US Direct Lending Fund-U Inc.
(3)

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., “public companies”) or other investment companies registered under the 1940 Act.

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Officers

Name, Age and Address	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Rudy Pimentel (54)	President	Since December 2023	Managing Director, KKR (since 2022), Vice President, T. Rowe Price (2017-2022).

Thomas Murphy (57)	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since June 2017	Chief Financial Officer, KKR Financial Holdings LLC (since 2015); Director (Finance & Accounting), KKR Credit Advisors (US) LLC (since 2012); Chief Accounting Officer, KKR Financial Holdings LLC (since 2009).

Michael Nguyen (41)	Chief Compliance Officer	Since June 2022	Director, KKR Credit Advisors (US) LLC (since 2023); Secretary and Vice President, KKR Income Opportunities Fund (2019-2022); Principal, KKR Credit Advisors (US) LLC (2013-2023).

Lori Hoffman (35)	Secretary and Vice President	Since June 2022	Director, KKR Legal Department (since July 2020); Associate, Dechert LLP (2013-2020).

Compensation

The following table sets forth information regarding compensation of Trustees by the Fund and by the Fund Complex of which the Fund is a part for the fiscal year ended October 31, 2023. Officers of the Fund do not receive any compensation directly from the Fund or any other fund in the Fund Complex for performing their duties as officers. The Fund does not have any bonus, profit sharing, pension or retirement plans.

Name of Trustee	Aggregate Compensation From the Fund	Total Compensation From Fund Complex Paid to Trustees(3)
Interested Trustee
Rudy Pimentel(1)	$0	$0
Independent Trustees
Michael E. Cahill(2)	$30,000	$60,000
Tobin V. Levy(2)	$30,000	$60,000
Catherine B. Sidamon-Eristoff(2)	$30,000	$135,000	(4)
Jeffrey L. Zlot(2)	$30,000	$60,000

(1)	Mr. Pimentel became a Trustee effective January 1, 2024.
(2)

Participants in the deferred compensation plan. Fiscal year 2023 compensation directed to the deferred compensation plan consisted of $30,000, $45,000, $60,000 and $60,000, allocated on behalf of Messrs. Cahill and Levy, Ms. Sidamon-Eristoff and Mr. Zlot, respectively, pursuant to the deferred compensation plan.

(3)

During the fiscal year ended October 31, 2023, the Fund Complex was comprised of the Fund, KKR Credit Opportunities Portfolio, KKR Real Estate Select Trust Inc., KKR Asset-Based Income Fund and KKR US Direct Lending Fund-U, Inc.

(4)

Reflects annualized total compensation for the fiscal year ended October 31, 2023, as certain funds for which Ms. Sidamon-Eristoff serves as Trustee commenced operations in 2023. Actual compensation received was approximately $103,110.

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Board and Committee Structure

In addition to serving on the Board, the Independent Trustees also serve on the following committees which have been established by the Board to handle certain designated responsibilities. The Board has designated a chair of each committee. The Board may establish additional committees, change the membership of any committee, fill all vacancies, and designate alternate members to replace any absent or disqualified member of any committee, or to dissolve any committee as it deems necessary and in the Fund’s best interest.

Audit Committee. The members of the Fund’s Audit Committee are Michael E. Cahill, Tobin V. Levy, Catherine B. Sidamon-Eristoff and Jeffrey L. Zlot, each of whom meets the independence standards established by the SEC for audit committees and is independent for purposes of the 1940 Act. Tobin V. Levy serves as chairman of the Fund’s Audit Committee. The Board has determined that Mr. Levy is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The Fund’s Audit Committee operates pursuant to a written charter and meets periodically as necessary. The Audit Committee is responsible for selecting, engaging and discharging the Fund’s independent registered public accounting firm, reviewing the plans, scope and results of the audit engagement with the Fund’s independent registered public accounting firm, approving professional services provided by the Fund’s independent registered public accounting firm (including compensation therefor), reviewing the independence of the Fund’s independent registered public accounting firm and reviewing the adequacy of the Fund’s internal controls over financial reporting.

The Audit Committee has met two times during the fiscal year ended October 31, 2023. None of the members of the Audit Committee is an “interested person” of the Fund.

Nominating Committee. The members of the Fund’s Nominating Committee are Michael E. Cahill, Tobin V. Levy, Catherine B. Sidamon-Eristoff and Jeffrey L. Zlot, each of whom meets the independence standards established by the SEC for governance committees and is independent for purposes of the 1940 Act. Jeffrey L. Zlot serves as chairman of the Fund’s Nominating Committee. The Fund’s Nominating Committee operates pursuant to a written charter and meets periodically as necessary. The Nominating Committee is responsible for selecting, researching, and nominating Trustees for election by shareholders, periodically reviewing the composition of the Board in light of the current needs of the Board and the Fund, and determining whether it may be appropriate to add or remove individuals after considering issues of judgment, diversity, age, skills, background and experience. The Nominating Committee will consider proposed nominations for Trustees by shareholders who have sent nominations (which include the biographical information and the qualifications of the proposed nominee) to the Chief Executive Officer of the Fund, as the Nominating Committee deems appropriate.

The Nominating Committee has met two times during the fiscal year ended October 31, 2023. None of the members of the Nominating Committee is an “interested person” of the Fund.

Board Leadership Structure

The Board is currently composed of five Trustees, four of whom are Independent Trustees. The Fund’s business and affairs are managed under the direction of its Board. Among other things, the Board sets broad policies for the Fund and approves the appointment of the Fund’s Administrator and officers. The role of the Board, and of any individual Trustee, is one of oversight and not of management of the Fund’s day-to-day affairs.

Under the Fund’s By-Laws, the Board may designate one of the Trustees as chair to preside over meetings of the Board and meetings of shareholders, and to perform such other duties as may be assigned to him or her by the Board. Presently, Rudy Pimentel serves as Chair of the Board and is an Interested Trustee by virtue of his employment relationship with an affiliate of the Adviser. The Board believes that it is in the best interests of Fund shareholders for Mr. Pimentel to serve as Chair of the Board because of his significant experience in matters of relevance to the Fund’s business. The Board does not, at the present time, have a lead Independent Trustee; the Board has determined that the compositions of the Audit Committee and the Nominating Committee are appropriate means to address any potential conflicts of interest that may arise from the Chair’s status as an Interested Trustee. The Board believes that flexibility to determine its chair and to recognize its leadership structure is in the best interests of the Fund and its shareholders at this time.

All of the Independent Trustees play an active role on the Board. The Independent Trustees compose a majority of the Board and will be closely involved in all material deliberations related to the Fund. The Board believes that, with these practices, each Independent Trustee has an equal involvement in the actions and oversight role of the Board and equal accountability to the Fund and its shareholders. The Independent Trustees are expected to meet separately (i) as part of each regular Board meeting and (ii) with the Fund’s chief compliance officer, as part of at least one Board meeting each year.

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The Board believes that its leadership structure is the optimal structure for the Fund at this time. The Board, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of the Fund.

Experience of Trustees

Rudy Pimentel, an Interested Trustee, joined KKR in 2022. Mr. Pimentel is a Managing Director in the Global Product Strategy group at KKR, where he is a member of the Credit Strategies team and is actively involved in the firm’s product development and capital raising activities. Prior to joining KKR, he was a vice president and head of fixed income product management at T. Rowe Price. Previously, Mr. Pimentel was an executive vice president and led the U.S. credit strategies team at PIMCO. His earlier experience includes crude oil trading and engineering roles at Chevron Corporation. Mr. Pimentel holds a B.S. in Mechanical Engineering from the University of California, Los Angeles and an MBA in finance and accounting from the Kellogg School of Management, Northwestern University. He is a CFA Charterholder.

Michael E. Cahill, an Independent Trustee, served as Executive Vice President from 2008 to 2013 and Managing Director and General Counsel from 1991 to 2013 of The TCW Group, Inc. and Trust Company of the West, an international investment management firm. Mr. Cahill previously worked at Act III Communications in Los Angeles from 1988 to 1991, where he was Senior Vice President and General Counsel. Earlier in his career, Mr. Cahill was in private corporate law practice at O’Melveny and Myers LLP in Los Angeles and at Shenas, Robbins, Shenas & Shaw in San Diego. Mr. Cahill holds a B.A. from Bishops University, a J.D. from Osgoode Hall Law School, York University and an LL.M. from Harvard University.

Tobin V. Levy, an Independent Trustee, was previously employed by Goldman Sachs & Co. for 13 years where he served as a Managing Director and Chief Financial Officer of the Hedge Fund Strategies Group. While at Goldman Sachs & Co., Mr. Levy established and managed Goldman Sachs Bank USA, a $20 billion Goldman Sachs bank subsidiary of which he was Chairman and Chief Executive Officer. Prior to that, Mr. Levy was employed by Caisse Nationale de Credit Agricole for 10 years in a variety of roles, including as a Member of the Executive Committee. Earlier in his career, Mr. Levy held management roles at Norwest Bank and First Pennsylvania Corporation. Before Mr. Levy began his career, he was a First Lieutenant in the U.S. Army from 1968 - 1971. Mr. Levy formerly served as a Trustee of Preservation of Affordable Housing, Inc., a Trustee of the Borough of Princeton Housing Authority, and Head of the Investment Committee for Princeton Public Library. Mr. Levy holds a B.S. in Economics from the University of Pennsylvania and an M.B.A. from Wharton at the University of Pennsylvania.

Catherine B. Sidamon-Eristoff, an Independent Trustee, is a Board Member of FlexPaths LLC, a workplace strategy and consulting firm. She is Treasurer and a Board Member of C-Change Conversations, a non-profit organization promoting non-partisan dialogue on climate change and energy. Previously, Ms. Sidamon-Eristoff was a Managing Director of Constellation Wealth Advisors from 2007 until its sale in 2015 to First Republic Bank. She started her career in 1987 at Morgan Stanley, spending most of it in Private Wealth Management, first as a fixed income portfolio manager, then as a Managing Director and head of the New York and other offices. She retired in 2005 as an Advisory Director. Ms. Sidamon-Eristoff has served on the boards of numerous non-profit organizations in New York and New Jersey. She holds a B.A. in Political Science from Duke University and an M.B.A. from the Fuqua School of Business at Duke University.

Jeffrey L. Zlot, an Independent Trustee, has served as a Managing Director of Tiedemann Advisors (formerly, Tiedemann Wealth Management), an investment consulting and banking firm, since 1997. Mr. Zlot was previously the Chief Compliance Officer of Presidio Merchant Partners, LLC, a wholly-owned subsidiary of The Presidio Group LLC. Mr. Zlot served as Chief Financial Officer of The Presidio Group LLC from 1997 to 2007. Previously, he worked as a Research Analyst at Peter Hart Research Associates. Mr. Zlot serves as the President of the Board of Camp Tawonga. Mr. Zlot holds a B.A. in Government from Colby College and is a Certified Financial Planner.

Board Role in Risk Oversight

The Trustees meet periodically throughout the year to discuss and consider matters concerning the Fund and to oversee the Fund’s activities, including its investment performance, compliance program and risks associated with its activities. Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, and business continuity risk). The Board implements its risk oversight function both as a whole and through its committees. The Board has adopted, and periodically reviews, policies and procedures designed to

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address risks associated with the Fund’s activities. In the course of providing oversight, the Board and its committees will receive reports on the Fund’s and the Adviser’s activities, including reports regarding the Fund’s investment portfolio and financial accounting and reporting. The Board also receives a quarterly report from the Fund’s chief compliance officer, who reports on the Fund’s compliance with the federal and state securities laws and its internal compliance policies and procedures as well as those of the Adviser, Administrator and transfer agent. The Audit Committee’s meetings with the Fund’s independent registered public accounting firm also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically with the Adviser to receive reports regarding the Fund’s operations, including reports on certain investment and operational risks, and the Independent Trustees will be encouraged to communicate directly with senior members of Fund management.

The Board believes that this role in risk oversight is appropriate. The Board believes that the Fund has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond the control of the Fund, the Adviser and the Fund’s other service providers.

Trustee Beneficial Ownership of Securities

The following table shows the dollar range of shares beneficially owned1 by each Trustee in the Fund and the Fund Complex as of January 31, 2024:

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Trustees in the Family of Registered Investment Companies[2]
Interested Trustee
Rudy Pimentel	Over $100,000	Over $100,000
Independent Trustees
Michael E. Cahill[3]	Over $100,000	Over $100,000
Tobin V. Levy[3]	Over $100,000	Over $100,000
Catherine Sidamon-Eristoff[3]	$50,001 - $100,000	Over $100,000
Jeffrey L. Zlot[3]	Over $100,000	Over $100,000

[1]	“Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) under the Exchange Act.
[2]	The term “Family of Registered Investment Companies” refers to all registered investment companies advised by the Adviser or an affiliate board.
[3]

Includes the total amount of compensation deferred by the Trustee at his/her election pursuant to the Plan. Such deferred compensation is placed in a deferral account and deemed to be invested in the Fund that is offered under the Plan.

Shareholder Communications

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Trustees) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Trustees) and by sending the communication to either the Fund’s office or directly to such Trustee(s) at the address specified for such Trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

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Codes of Ethics

The Fund and the Adviser have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the code’s requirements. In addition, the code of ethics is available on the EDGAR Database on the SEC’s website at http://www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Adviser

The Fund’s investment adviser is KKR Credit Advisors (US) LLC (the “Acquiring Fund Manager”). The Adviser’s principal office is located at 555 California Street, 50th Floor, San Francisco, California 94104. The Adviser is a subsidiary of KKR & Co. Inc.

Pursuant to the investment advisory agreement, the Adviser manages the Fund’s investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Fund’s officers and Trustees regularly. The Adviser or its parent also provides the office space, facilities, equipment and personnel necessary to perform the following services for the Fund: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; and certain administrative and clerical services, including certain accounting services and maintenance of certain books and records.

The investment advisory agreement between the Fund and the Adviser was most recently considered and approved for an additional one-year term by the Fund’s Board, including a majority of the Independent Trustees, in principle at an “in person” meeting held on June 14, 2023. A discussion regarding the basis for the approval of the renewal of the investment advisory agreement by the Board is available in the Fund’s annual report to shareholders for the period ending October 31, 2023.

The investment advisory agreement provides for the Fund to pay an annual fee, payable monthly by the Fund, in an amount equal to 1.10% of the Fund’s average daily Managed Assets. “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes). In connection with the Reorganization, the Adviser has contractually agreed to temporarily reduce its Management Fee to an annual rate of 0.99% of the average daily value of the Combined Fund’s Managed Assets for a period of twelve months, effective as of the Closing Date of the Reorganization.

Pursuant to the investment advisory agreement, for the fiscal years ended October 31, 2023, 2022 and 2021, the Adviser earned $5,413,550, $5,357,740, and $5,764,566, respectively.

The investment advisory agreement continues in effect for an initial period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Board or the vote of a majority of the outstanding securities entitled to vote (as such term is defined in the 1940 Act) and (2) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The agreement may be terminated at any time, without the payment of any penalty, by the Fund (upon the vote of a majority of the Board or a majority of the outstanding securities entitled to vote) or by the Adviser, upon not more than 60 nor less than 30 days’ written notice by either party to the other which can be waived by the non-terminating party. The agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).

The investment advisory agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable to the Fund or any of the Fund’s shareholders for any act or omission by the Adviser in the supervision or management of its respective investment activities or for any loss sustained by the Fund or the Fund’s shareholders and provides for indemnification by the Fund of the Adviser, its Trustees, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Fund, subject to certain limitations and conditions.

Although the professional staff of the Adviser will devote as much time to the management of the Fund as the Adviser deems appropriate to perform its duties in accordance with the investment advisory agreement and in accordance with reasonable commercial standards, the professional staff of the Adviser may have conflicts in allocating its time and services among the Fund and the Adviser’s other investment vehicles and accounts. The Adviser has informed the Board that the services of the Adviser are not exclusive, and the Adviser provides similar services to other clients and may engage in other activities.

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Administrator

U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as administrator to the Fund. Under the Administration Agreement, U.S. Bancorp Fund Services, LLC is responsible for calculating the net asset value of the common shares, and generally managing the administrative affairs of the Fund.

The Administrator is entitled to receive a monthly fee based on the average daily value of the Fund’s net assets, subject to a minimum annual fee, plus out-of-pocket expenses.

Custodian, Dividend Paying Agent, Transfer Agent and Registrar

U.S. Bank, N.A., 1555 N. Rivercenter Dr., Milwaukee, Wisconsin 53212, serves as custodian (the “Custodian”) for the Fund. U.S. Bancorp Fund Services, LLC serves as the Fund’s dividend paying agent, transfer agent and registrar. U.S. Bancorp Fund Services, LLC also provides accounting services to the Fund.

The Fund will indemnify the Custodian from and against any and all costs, expenses, losses, damages, charges, counsel fees, payments and liabilities which may be asserted against the Custodian in connection with its duties under the custodian agreement, except as may arise from the Custodian’s own negligence, willful misfeasance or willful misconduct.

The Fund will indemnify U.S. Bancorp Fund Services, LLC as transfer agent from and against any and all losses, damages, costs, charges, counsel fees (including the defense of any lawsuit in which the transfer agent or its affiliate is a named party), payments, expenses and liability arising out of or attributable to its actions taken pursuant to the transfer agency and service agreement, provided that such actions are taken in good faith without negligence, willful misfeasance or willful misconduct.

Portfolio Management

Other Accounts Managed by the Portfolio Managers

The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of October 31, 2023: (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio managers; and (ii) the total assets under management (“AUM”) of such companies, vehicles and accounts, and the number and total AUM of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Christopher A. Sheldon ($ in millions)

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	1	$860	—	$—
Pooled Investment Vehicles Other Than Registered Investment Companies	13	$11,975	6	$5,540
Other Accounts	13	$4,365	9	$2,669

Jeremiah S. Lane ($ in millions)

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	1	$860	—	$—
Pooled Investment Vehicles Other Than Registered Investment Companies	8	$82,201	1	$15,400
Other Accounts	60	$23,661	2	$378

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Portfolio Manager Compensation

Consistent with KKR’s global, integrated culture, KKR has one firm-wide compensation and incentive structure based on a global profit and loss statement, which covers each of the portfolio managers. KKR’s compensation structure is designed to align the interests of the investment personnel serving the Fund with those of the Fund’s shareholders and to give everyone a direct financial incentive to ensure that all of KKR’s resources, knowledge and relationships around the world are utilized to maximize risk-adjusted returns for each strategy.

Each of KKR’s senior executives, including each of the portfolio managers responsible for the day-to-day management of the Fund, receives a base salary and is eligible for a cash bonus and equity compensation, as well as additional incentives including “dollars at work” in KKR fund investments (other than the Fund) and equity compensation. The cash bonus, equity compensation and “dollars at work” are discretionary, and “dollars at work” and equity awards are typically subject to a vesting period of several years.

All final compensation and other longer-term incentive award decisions are made by the KKR Management Committee based on input from managers. Compensation and other incentives are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of overall firm performance, individual contribution and performance, business unit performance, and relevant market and competitive compensation practices for other businesses and the individual roles/responsibilities within each of the businesses.

Securities Ownership of Portfolio Managers

As of October 31, 2023, the portfolio managers of the Fund beneficially owned the following amounts of common shares of the Fund:

Portfolio Manager	Dollar Range of Equity Securities Owned**
Christopher A. Sheldon	$100,001 - $500,000
Jeremiah S. Lane	$10,001 - $50,000

**	Ranges (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000).

Conflicts of Interest

The Adviser will experience conflicts of interest in connection with the management of the Fund, including, but not limited to, those discussed below. Dealing with conflicts of interest is complex and difficult, and new and different types of conflicts may subsequently arise.

•

The members, officers and other personnel of the Adviser allocate their time, resources and other services between the Fund and other investment and business activities in which they are involved, including other funds, investment vehicles and accounts managed by KKR. The Adviser intends to devote such time as shall be necessary to conduct the Fund’s business affairs in an appropriate manner. However, the Adviser will continue to devote the time, resources and other services necessary to managing its other investment and business activities, and the Adviser is not precluded from conducting activities unrelated to the Fund. Substantial time will be spent by such members, officers and personnel monitoring the investments of other funds, investment vehicles and accounts managed by KKR.

•

The Adviser will, at times, compete with certain of its affiliates, including other entities it manages, for investments for the Fund, subjecting the Adviser to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf. The Adviser will receive advisory and other fees from the other entities it manages, and due to fee-offset provisions contained in the management agreements for such entities, the fees, at times, will not be proportionate to such entities’ investment accounts for any given transaction and the Adviser may have an incentive to favor entities from which it receives higher fees.

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•

The Fund has adopted the Adviser’s allocation policy, which is designed to fairly and equitably distribute investment opportunities over time among funds or pools of capital managed by the Adviser, which may include proprietary accounts, including investment or co-investment vehicles established for personnel of KKR or its affiliates. The Adviser’s allocation policy provides that once an investment has been approved and is deemed to be in the Fund’s best interest, the Fund will receive a pro rata share of the investment based on capital available for investment in the asset class being allocated. Determinations as to the amount of capital available for investment are based on such factors as: the amount of cash on-hand, existing commitments and reserves, the targeted leverage level, the targeted asset mix and diversification requirements, other investment policies and restrictions, and limitations imposed by applicable laws, rules, regulations or interpretations. The outcome of this determination will result in the allocation of all, some or none of an investment opportunity to the Fund. In addition, subject to applicable law, affiliates of the Adviser will, from time to time, invest in one of the Fund’s portfolio companies and hold a different class of securities than the Fund. To the extent that an affiliate of the Adviser holds a different class of securities than the Fund, its interests might not be aligned with the Fund’s. Notwithstanding the foregoing, the Adviser will act in the best interest of the Fund in accordance with its fiduciary duty to the Fund.

•

The appropriate allocation among the Fund and other KKR funds and accounts of expenses and fees generated in the course of evaluating and making investments often will not be clear, especially where more than one KKR fund or account participates. The Adviser will determine, in its sole discretion, the appropriate allocation of investment-related expenses, including broken deal expenses incurred in respect of unconsummated investments and expenses more generally relating to a particular investment strategy, among the funds and accounts participating or that would have participated in such investments or that otherwise participate in the relevant investment strategy, as applicable, which could result in the Fund bearing more or less of these expenses than other participants or potential participants in the relevant investments.

•

The compensation payable by the Fund to the Adviser will be approved by the Board consistent with the exercise of the requisite standard of care applicable to trustees under state law. Such compensation is payable, in most cases, regardless of the quality of the assets acquired, the services provided to the Fund or whether the Fund makes distributions to Shareholders.

•

The Adviser and its affiliates will, at times, provide a broad range of financial services to companies in which the Fund invests, in compliance with applicable law, and will generally be paid fees for such services. In addition, affiliates of the Adviser could act as an underwriter or placement agent in connection with an offering of securities by one of the companies in the Fund’s portfolio. Any compensation received by the Adviser and its affiliates for providing these services will not be shared with the Fund and could be received before the Fund realizes a return on its investment. The Adviser will face conflicts of interest with respect to services performed for these companies, on the one hand, and investments recommended to the Fund, on the other hand.

•

KKR engages in a broad range of business activities and invests in portfolio companies and other issuers whose operations could be substantially similar to the issuers of the Fund’s portfolio investments. The performance and operation of such competing businesses could conflict with and adversely affect the performance and operation of the issuers of the Fund’s portfolio investments and could adversely affect the prices and availability of business opportunities or transactions available to these issuers.

•

From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, or with exemptive relief the Fund receives from the SEC, if any, the Fund and other clients for which the Adviser provides investment management services or carries on investment activities (including, among others, clients that are employee benefit plans subject to ERISA and related regulations) will make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities held by the Fund and such other clients, including in the case of financial distress of the investment entity.

•

KKR and the Adviser sponsor and advise, and expect in the future to sponsor and advise, a broad range of investment funds, vehicles, and other accounts, including proprietary vehicles, that make investments worldwide. KKR will, from time to time, also make investments for its own account, including, for example, through investment and co-investment vehicles established for KKR personnel and associates. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships (including, among others, relationships with clients that are employee benefit plans subject to ERISA and related regulations) or from engaging

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in other business activities, even to the extent such activities are in competition with the Fund and/or involve substantial time and resources of the Adviser. For example, the Adviser could invest, on behalf of an affiliated fund, in a company that is a competitor of one of the Fund’s portfolio companies or that is a service provider, supplier, customer or other counterparty with respect to one of the Fund’s portfolio companies or the Adviser could, on behalf of other entities it manages, acquire assets originated by, or provide financing to, portfolio companies and other issuers in which the Fund invests. In providing advice and recommendations to, or with respect to, such investments and in dealing in such investments on behalf of such other affiliated fund, to the extent permitted by law, the Adviser or its affiliates will not take into consideration the interests of the Fund and its portfolio investments and issuers thereof. Accordingly, such advice, recommendations and dealings will result in conflicts of interest for the Adviser. In addition, the Adviser’s ability to effectively implement the Fund’s investment strategies will be limited to the extent that contractual obligations relating to these permitted activities restrict the Adviser’s ability to engage in transactions that it would otherwise be interested in pursuing. Affiliates of the Adviser, whose primary business includes the origination of investments, engage in investment advisory business with accounts that compete with the Fund.

•

The Adviser and its affiliates will, from time to time, give advice and recommend securities to other clients that differs from, or is contrary to, advice given to or securities recommended or bought for the Fund even though their investment objectives are similar to the Fund’s.

•

To the extent not restricted by confidentiality requirements or applicable law, the Adviser will, from time to time, apply experience and information gained in providing services to the Fund’s portfolio companies in providing services to competing companies invested in by affiliates’ other clients, which could have adverse consequences for the Fund or its portfolio investments. In addition, in providing services in respect of such portfolio companies and other issuers of portfolio investments, the Adviser or its affiliates will, from time to time, come into possession of information that it is prohibited from acting on (including on behalf of the Fund) or disclosing as a result of applicable confidentiality requirements or applicable law, even though such action or disclosure would be in the interests of the Fund.

•

As a registered investment company, the Fund is limited in its ability to make investments in issuers in which the Adviser or its affiliates’ other clients have an investment. The Fund is limited in its ability to co-invest with the Adviser or one or more of its affiliates without an exemptive order from the SEC. On January 5, 2022, the SEC issued an exemptive order granting exemptive relief that expanded the Fund’s ability to co-invest with certain of its affiliates in privately negotiated transactions subject to restrictive conditions specified in the exemptive order intended to mitigate certain conflicts of interest.

•

On February 1, 2021, KKR acquired control of Global Atlantic Financial Group Limited (“Global Atlantic”), a retirement and life insurance company. KKR, including the Adviser, will serve as Global Atlantic’s investment manager. KKR, including the Adviser, generally expects to treat any Global Atlantic account as a client account for the purposes of allocating investment opportunities and related fees and expenses. Certain Global Atlantic accounts may co-invest alongside the Fund in some or all investments in the Fund’s Private Credit Strategy. Due to the limited nature of many Private Credit investment opportunities, the Adviser expects that participation by Global Atlantic accounts in co-investment transactions will generally reduce the allocations otherwise available to other co-investing accounts, including the Fund. The establishment of Global Atlantic accounts investing directly in the Private Credit Strategy investments will create a conflict of interest in that KKR will be incentivized to allocate more attractive investments and scarce investment opportunities to these proprietary entities and accounts rather than to the Fund. To mitigate this conflict, KKR will allocate investment opportunities in a manner that is consistent with an allocation methodology established by KKR and its affiliates (including the Adviser), as described above, in a manner designed to ensure allocations of such opportunities are made on a fair and equitable basis over time.

•

The Fund depends to a significant extent on the Adviser’s access to the investment professionals and senior management of KKR and the information and deal flow generated by the KKR investment professionals and senior management during the normal course of their investment and portfolio management activities. The senior management and the investment professionals of the Adviser source, evaluate, analyze and monitor the Fund’s investments. The Fund’s future success will depend on the continued service of the senior management team and investment professionals of the Adviser.

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•

The Adviser’s relationship with other advisory clients and with KKR could create a conflict of interest to the extent the Adviser becomes aware of inside information concerning investments or potential investment targets. KKR has adopted information-sharing policies and procedures which address both (i) the handling of confidential information and (ii) the information barrier that exists between the public and private sides of KKR. KKR has compliance functions to administer KKR’s information-sharing policies and procedures and monitor potential conflicts of interest. The Fund cannot assure its investors, however, that these procedures and practices will be effective. Although the Fund plans to leverage KKR’s firm-wide resources to help source, conduct due diligence on, structure, syndicate and create value for the Fund’s investments (to the extent permitted by applicable law), KKR’s information-sharing policies and procedures referenced above, as well as certain legal, contractual and tax constraints, could significantly limit the KKR’s ability to do so. For example, from time to time KKR’s personnel will be in possession of material non-public information with respect to the Fund’s investments or potential investments, and as a result, such professionals will be restricted by KKR’s information-sharing policies or by law or contract, from sharing such information with the KKR professionals responsible for making the Fund’s investment decisions, even where the disclosure of such information would be in the best interest of the Fund or would otherwise influence the decisions taken by such investment professionals with respect to such investment or potential investment. In addition, this conflict and these procedures and practices could limit the freedom of the Adviser to enter into or exit from potentially profitable investments for the Fund which could have an adverse effect on the Fund’s results of operations. Conversely, the Adviser could pursue investments for the Fund without obtaining access to confidential information otherwise in its or KKR’s possession, which information, if reviewed, might otherwise impact the Adviser’s judgment with respect to such investments. Accordingly, as a result of such restrictions, the investment activities of KKR’s other businesses will differ from, or be inconsistent with, the interests of and activities that are undertaken for the Fund and there can be no assurance that the Fund will be able to fully leverage all of the available resources and industry expertise of KKR’s other businesses. Additionally, there will be circumstances in which one or more individuals associated with the Adviser will be precluded from providing services to the Fund because of certain confidential information available to those individuals or to other parts of KKR.

•

The nature of the Adviser’s businesses and the participation by its employees in creditors’ committees steering committees, or boards of directors of portfolio companies will, from time to time, result in the Adviser receiving material non-public information from time to time with respect to publicly held companies or otherwise becoming an “insider” with respect to such companies. With limited exceptions, KKR does not establish information barriers between its internal investment teams. Trading by KKR on the basis of such information, or improperly disclosing such information, could be restricted pursuant to applicable law and/or internal policies and procedures adopted by KKR to promote compliance with applicable law. Accordingly, the possession of “inside information” or “insider” status with respect to such an issuer by KKR or KKR personnel could, including where an appropriate information barrier does not exist between the relevant investment professionals or has been “crossed” by such professionals, significantly restrict the ability of the Adviser to deal in the securities of that issuer on behalf of the Fund, which could adversely impact the Fund, including by preventing the execution of an otherwise advisable purchase or sale transaction in a particular security until such information ceases to be regarded as material non-public information, which could have an adverse effect on the overall performance of such investment. In addition, affiliates of KKR in possession of such information could be prevented from disclosing such information to the Adviser, even where the disclosure of such information would be in the interests of the Fund. From time to time, the Adviser will also be subject to contractual “stand-still” obligations and/or confidentiality obligations that restrict its ability to trade in certain securities on behalf of the Fund. In certain circumstances, the Fund or the Adviser will engage an independent agent to dispose of securities of issuers in which KKR could be deemed to have material non-public information on behalf of the Fund. Such independent agent could dispose of the relevant securities for a price that is lower than the Adviser’s valuation of such securities which could take into account the material non-public information known to KKR in respect of the relevant issuer.

•

The Adviser could develop new businesses such as providing investment banking, advisory and other services to corporations, financial sponsors, management or other persons. Such services could relate to transactions that could give rise to investment opportunities that are suitable for the Fund. In such case, the Adviser’s client would typically require the Adviser to act exclusively on its behalf, thereby precluding the Fund from participating in such investment opportunities. The Adviser would not be obligated to decline any such engagements in order to make an investment opportunity available to the Fund. In addition, the Adviser could come into the possession of information through these new businesses that limits the Fund’s ability to engage in potential transactions.

•

The 1940 Act limits the Fund’s ability to invest in, or hold securities of, companies that are controlled by funds managed by KKR. Any such investments could create conflicts of interest between the Fund, the Adviser and KKR. The Adviser will also have, or enter into, advisory relationships with other advisory clients (including, among others, employee benefit plans subject to ERISA and related regulations) that could lead to circumstances in which a conflict of interest between the Adviser’s advisory clients could exist or develop. In addition, to the extent that another client

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of the Adviser or KKR holds a different class of securities than the Fund, the interest of such client and the Fund might not be aligned. As a result of these conflicts and restrictions, the Adviser could be unable to implement the Fund’s investment strategies as effectively as it could have in the absence of such conflicts or restrictions. In order to avoid these conflicts and restrictions, the Adviser could choose to exit these investments prematurely and, as a result, the Fund would forgo any future positive returns associated with such investments.

•

Certain other KKR client accounts or proprietary accounts have investment objectives, programs, strategies and positions that are similar to, or conflict with, those of the Fund, or compete with, or have interests adverse to, the Fund. This type of conflict could affect the prices and availability of the securities or interests in which the Fund invests. KKR will, from time to time, give advice or take action with respect to the investments held by, and transactions of, other KKR client accounts or proprietary accounts that could be different from or otherwise inconsistent with the advice given or timing or nature of any action taken with respect to the investments held by, and timing or nature of any action taken with respect to the investments held by, and transactions of, the Fund. Such different advice and/or inconsistent actions could be due to a variety of reasons, including, without limitation, the differences between the investment objective, program, strategy and tax treatment of the other KKR client accounts or proprietary accounts and the Fund or the regulatory status of other KKR client accounts and any related restrictions or obligations imposed on KKR as a fiduciary thereof. Such advice and actions could adversely impact the Fund.

•

KKR, for its own account or for the account of other KKR clients, could enter into real estate-related transactions with Fund portfolio companies. Such transactions could include, for example, buying or selling real estate assets, acquiring or entering into leasing arrangements or amending such arrangements or transferring options or rights of first refusal to acquire real estate assets. Such transactions, which do not involve securities, are not governed by restrictions on principal transactions and cross transactions but are subject to specific policies and procedures established by KKR to manage related conflicts.

•

The 1940 Act prohibits the Fund from participating in certain transactions with certain of its affiliates including an Adviser-affiliated broker-dealer. The Fund generally is prohibited, for example, from buying or selling any securities from or to another client of the Adviser or of KKR. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves jointness) or transactions in which a broker-dealer affiliated with the Adviser participates as principal with the Fund. If a person acquires more than 25% of the Fund’s voting securities, the Fund will generally be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons. Similar restrictions limit the Fund’s ability to transact business with its officers or trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund will be limited. These investment opportunities will generally be made available to other funds, vehicles and accounts advised by the Adviser that are not subject to similar restrictions under the 1940 Act.

•

The Fund’s shareholders are based in a wide variety of jurisdictions and take a wide variety of forms. Accordingly, they could have conflicting regulatory, legal, investment, tax, and other interests with respect to their investments in the Fund. The conflicting interests of individual shareholders relate to or arise from, among other things, the nature of investments made by the Fund, the selection, structuring, acquisition and management of investments, the timing of disposition of investments, internal investment policies of the shareholders and their target risk/return profiles. As a consequence, conflicts of interest could arise in connection with decisions made by the Adviser, including with respect to the nature or structuring of investments, which could be more beneficial for one shareholder than for another shareholder, especially with respect to shareholders’ individual tax situations. In addition, the Fund could make investments that have a negative impact on related investments made by the Fund in separate transactions. In selecting and structuring investments appropriate for the Fund, the Adviser will consider the investment and tax objectives of the Fund and its shareholders as a whole, not the investment, tax or other objectives of any shareholder individually.

Each of the Adviser and the other investment advisers and/or investment managers affiliated with KKR will deal with conflicts of interest using its best judgment, but in its sole discretion. When conflicts arise between the Fund and another affiliated fund, the Adviser will represent the interests of the Fund and the other participating affiliated adviser will represent the interests of the affiliated fund it sponsors, manages or advises. In resolving conflicts, the Adviser and the other affiliated advisers will consider various factors, including applicable restrictions under the 1940 Act, the interests of the funds and accounts they

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advise in the context of both the immediate issue at hand and the longer term course of dealing among the Fund and the other affiliated fund. As with all conflicts involving the Fund, the Adviser’s determination as to which factors are relevant, and the resolution of such conflicts will be made in the Adviser’s sole discretion except as required by the 1940 Act or by the governing documents of the Fund. Although the Adviser has established procedures and policies addressing conflicts of interest, there can be no assurance that the Adviser will be able to resolve all conflicts in a manner that is favorable to the Fund.

Portfolio Transactions and Brokerage Allocation

The Adviser has responsibility for decisions to buy and sell securities and other instruments for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. Although the Adviser will be primarily responsible for the placement of the Fund’s portfolio business, the policies and practices in this regard are subject to review by the Board.

With respect to interests in Senior Loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which the Adviser will negotiate on behalf of the Fund (although a more developed market may exist for certain Senior Loans). The Fund will, from time to time, be required to pay fees, or give up a portion of interest and any fees payable to the Fund, to the lender selling participations or assignments to the Fund. The Adviser will determine the lenders from whom the Fund will purchase assignments and participations by considering their professional ability, level of service, relationship with a borrower, financial condition, credit standards and quality of management. The illiquidity of many Senior Loans may restrict the ability of the Adviser to locate in a timely manner persons willing to purchase the Fund’s interests in Senior Loans at a fair price should the Fund desire to sell such interests. See “Risk Factors” in the Proxy Statement/Prospectus. Affiliates of the Adviser may participate in the primary and secondary market for Senior Loans. Because of certain limitations imposed by the 1940 Act, this may restrict the Fund’s ability to acquire some Senior Loans. The Adviser does not believe that this will have a material effect on the Fund’s ability to acquire Senior Loans consistent with its investment policies.

As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter (“OTC”) market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices.

The Fund will, from time to time, also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid (although the Fund could indirectly bear fees and expenses of any money market funds in which it invests), or could purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

In effecting securities transactions, the Adviser will seek to obtain the best execution of orders. Commission rates are a component of price and are considered along with other relevant factors. In determining the broker or dealer to be used and the commission rates to be paid, the Adviser will consider the utility and reliability of brokerage services, including execution capability and performance, financial responsibility, investment information, market insights, other research provided by such brokers, and access to analysts, management and idea generation. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such brokers. Consistent with the requirements of best execution, brokerage commissions on accounts may be directed to brokers in recognition of investment research and information furnished as well as for services rendered in execution of orders by such brokers. By allocating transactions in this manner, the Adviser may be able to supplement its research and analysis with the views and information of brokerage firms. The Adviser may also allocate a portion of its brokerage business to firms whose employees participate as brokers in the introduction of investors to the Adviser or who agree to bear the expense of capital introduction, marketing or related services by third parties. Eligible research or brokerage services provided by brokers through which portfolio transactions for the Adviser are executed may include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities, online quotations, news and research services, financial publications and other products and services (e.g., software based applications for market quotes and news, database programs providing investment and industry data) providing lawful and appropriate assistance to the portfolio managers and their designees in the performance of their investment decision-making responsibilities on behalf of the Adviser and other accounts which their affiliates manage (collectively, “Soft Dollar Items”). The Adviser and its affiliates generally use such products and services (if any) for the benefit of all of their accounts. Soft Dollar Items may be provided directly by brokers, by

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third parties at the direction of brokers or purchased on behalf of the Fund and its affiliates with credits or rebates provided by brokers. Any Soft Dollar Items obtained in connection with portfolio transactions for the Fund are intended to fall within the “safe harbor” of Section 28(e) of the Exchange Act. As noted above, because most of the Fund’s transactions will likely be principal transactions, the Fund will likely not incur significant brokerage commissions (although it will be subject to mark-ups and mark-downs imposed by dealers). Section 28(e) generally only applies with respect to brokerage commissions; as such, the Fund does not expect to benefit from any significant amount of Soft Dollar Items.

The Adviser may also place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund or the Adviser if they reasonably believe that the quality of execution and the commission are comparable to those available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment. See “Conflicts of Interest.”

The placing and execution of orders for the Fund also is subject to restrictions under U.S. securities laws, including certain prohibitions against trading among the Fund and its affiliates (including the Adviser or its affiliates). Certain broker-dealers, through which the Fund may effect securities transactions, may be affiliated persons (as defined in the 1940 Act) of the Fund or affiliated persons of such affiliates. The Board has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. In addition, the Fund will, from time to time, purchase securities in a placement for which affiliates of the Adviser have acted as agent to or for issuers, consistent with applicable rules adopted by the SEC or regulatory authorization, if necessary. The Fund will not purchase securities from or sell securities to any affiliate of the Adviser acting as principal. The Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.

For the fiscal years ended October 31, 2023, 2022, and 2021, the Fund paid a total of $1,345, $0, and $52,636, respectively, in brokerage commissions.

Description of Shares

Common Shares

The Fund’s common shares are described in the Proxy Statement/Prospectus. The Fund intends to hold annual meetings of shareholders so long as the Common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Preferred Shares

The Fund’s currently outstanding Mandatory Redeemable Preferred Shares are described in the Proxy Statement/Prospectus.

If the Board determines to proceed with an offering of additional preferred shares, the terms of the preferred shares may be the same as, or different from, the terms described in the Proxy Statement/Prospectus, subject to applicable law and the Fund’s Declaration of Trust. The Board, without the approval of the Common Shareholders, may authorize an offering of preferred shares or may determine not to authorize such an offering, and may fix the terms of the preferred shares to be offered.

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Other Shares

The Board (subject to applicable law and the Fund’s Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or preferred shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board sees fit. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the common shares.

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Repurchase of Common Shares

The Fund is a closed-end management investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Board may consider actions that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company. The Board may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time when the Fund has preferred shares outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued preferred share dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Exchange Act, the 1940 Act and the rules and regulations thereunder.

The Board currently has no intention to take action in response to a discount from net asset value (if any). Further, it is the Board’s intention not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange or (b) impair the Fund’s status as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the trust level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by U.S. or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement or continuation of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. Even in the absence of such conditions, the Board may decline to take action in response to a discount from net asset value. The Board may in the future modify these conditions in light of experience.

The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its common shares will decrease the Fund’s Managed Assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

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Material U.S. Federal Income Tax Considerations

The following is a description of the material U.S. federal income tax consequences of owning and disposing of common shares and some of the important U.S. federal income tax considerations affecting the Fund. The discussion below provides general tax information related to an investment in common shares, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the common shares. It is based on the Code and Treasury regulations and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a Common Shareholder’s particular circumstances, including alternative minimum tax consequences and tax consequences applicable to Common Shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding common shares as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the common shares; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes; real estate investment trusts; insurance companies; U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.” Unless otherwise noted, the following discussion applies only to a Common Shareholder that holds common shares as a capital asset (generally, for investment) and is a U.S. shareholder.

A “U.S. shareholder” generally is a beneficial owner of common shares who is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•

a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state therein or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable United States Treasury regulations to be treated as a U.S. person.

A “non-U.S. shareholder” generally is a beneficial owner of common shares who is not a U.S. shareholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds common shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner of a partnership holding common shares should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of common shares.

Tax matters are very complicated and the tax consequences to an investor of an investment in common shares will depend on the facts of his, her or its particular situation. The Fund encourages investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

The Fund has elected to be treated and has qualified, and intends to continue to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders as dividends. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment, the Fund must distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally its ordinary income plus the excess of its realized net short-term capital gains over its realized net long-term capital losses (the “Annual Distribution Requirement”).

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Taxation as a Regulated Investment Company

If the Fund:

•	qualifies as a RIC; and

•	satisfies the Annual Distribution Requirement,

then the Fund will not be subject to U.S. federal income tax on the portion of its income it distributes (or is deemed to distribute) to its shareholders. The Fund will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to its shareholders.

The Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless it timely distributes in a timely manner an amount at least equal to the sum of (1) 98% of its net ordinary income for each calendar year (taking into account certain deferrals and elections), (2) 98.2% of its capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). The Fund generally will endeavor in each taxable year to make sufficient distributions to its shareholders to avoid any U.S. federal excise tax on its earnings, but the Fund reserves the right to pay the excise tax when circumstances warrant.

Revenue Procedures issued by the IRS allow a publicly offered RIC to distribute its own shares as a dividend for the purpose of fulfilling its distribution requirements, if certain conditions are satisfied. Among other things, the aggregate amount of cash available to be distributed to all shareholders is required to be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, the cash available for distribution is required to be allocated among the stockholders electing to receive cash (with the balance of the distribution paid in stock) under a formula provided in the applicable IRS guidance. The Internal Revenue Service has also issued private letter rulings on cash/shares dividends paid by RICs and real estate investment trusts where the cash component is limited to 20% of the total distribution if certain requirements are satisfied. Shareholders receiving such dividends will be required to include the full amount of the dividend (including the portion payable in shares) as ordinary income (or, in certain circumstances, long-term capital gain) to the extent of the Company’s current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, shareholders may be required to pay income taxes with respect to such dividends in excess of the cash dividends received. The Fund does not currently intend to pay dividends in its shares.

In order to qualify as a RIC for U.S. federal income tax purposes, the Fund must, among other things:

•	continue to qualify as a management company under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to the Fund’s business of investing in such stock or securities (the “90% Income Test”);

•	diversify its holdings so that at the end of each quarter of the taxable year;

•

at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of the issuer; and

•

no more than 25% of the value of the Fund’s assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

The Fund generally intends to comply with 90% Income Test and the Diversification Tests. However, certain of the Fund’s investments may produce income that may not constitute qualifying income for purposes of the 90% Income Test. For example, any equity investments the Fund makes in entities treated as partnerships for U.S. federal income tax purposes that are engaged in active businesses will not produce qualifying income for purposes of the 90% Income Test. In addition, we may invest in certain commodity-related derivates to hedge positions in commodity-related issuers or industries. The IRS has ruled that income from certain commodity-related derivatives would not be qualifying income for the 90% Income Test with respect to a taxpayer whose commodity-related derivates were not entered into in connection with a business of investing in stock and securities. No complete assurance can be provided that the Fund will be able to satisfy requirements of the 90% Income Test and the Diversification Tests.

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In addition, certain of the Fund’s investments are expected to be subject to special U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (5) adversely affect when a purchase or sale of stock or securities is deemed to occur, (6) adversely alter the intended characterization of certain complex financial transactions, (7) produce income that will not be qualifying income for purposes of the 90% Income Test and (8) cause the Fund to recognize income or gain without a corresponding receipt of cash (referred to as “phantom income”). For example, with respect to phantom income, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (“OID”) (such as debt instruments with “payment-in-kind” (“PIK”) interest or, in certain cases, increasing interest rates or issued with equity or warrants) or debt obligations that are acquired with market discount in respect of which an election has been made to accrue such market discount on a current basis, the Fund must include in income each year a portion of the OID or market discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. The Fund may also have to include in income other amounts that it has not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as equity or warrants. Because any OID or other amounts accrued will be included in the Fund’s investment company taxable income for the year of accrual, the Fund may be required to make a distribution to its shareholders in order to satisfy the Annual Distribution Requirement, even though it will not have received any corresponding cash amount. Moreover, there may be uncertainty as to the appropriate treatment of certain of the Fund’s investments for U.S. federal income tax purposes. In particular, the U.S. federal income tax treatment of investments in debt securities that are rated below investment grade is uncertain in various respects. The Fund intends to monitor its transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that the Fund will be eligible for any such tax elections or that any adverse effects of these provisions will be mitigated.

As a result of the application of the rules described above, the Fund could be subject to U.S. federal income tax or the 4% nondeductible excise tax and, under certain circumstances, the Fund’s ability to qualify or maintain its qualification as a RIC could be negatively affected. The Fund will monitor its investments and may make certain tax elections in order to mitigate the effect of these provisions. Accordingly, no complete assurance can be provided that the Fund will be able to satisfy the 90% Income Test and the Diversification Tests, avoid U.S. federal income tax or meet the Excise Tax Avoidance Requirement.

Although the Fund does not presently expect to do so, it is authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, the Fund is not permitted to make distributions to its shareholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, the Fund’s ability to dispose of assets to meet its distribution requirements may be limited by (1) the illiquid nature of its portfolio and/or (2) other requirements relating to its status as a RIC, including the Diversification Tests. If the Fund disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, thereby reducing the income available for distribution to shareholders. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Fund generally intends to conduct its investment activities to minimize the impact of foreign taxation, but there is no guarantee that the Fund will be successful in this regard.

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues interest income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Fund must distribute in order to qualify for treatment as a RIC and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders for federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder’s basis in its shares of the Fund.

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Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

Failure to Qualify as a Regulated Investment Company

If the Fund were unable to qualify for treatment as a RIC and certain cure provisions were inapplicable, the Fund would be subject to tax on all of its taxable income at regular corporate rates, regardless of whether the Fund makes any distributions to its shareholders. The Annual Distribution Requirement would not be applicable, and distributions would be taxable to the Fund’s shareholders as ordinary dividend income that, subject to certain limitations, may be eligible for preferential rates applicable to “qualified dividend income” to the extent of the Fund’s current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain.

The remainder of this discussion assumes that the Fund qualifies as a RIC and has satisfied the Annual Distribution Requirement.

Taxation of U.S. Shareholders

Distributions by the Fund generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of the Fund’s “investment company taxable income” (which is, generally, the Fund’s net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional common shares. Distributions paid by the Fund to U.S. shareholders taxed at individual rates that are attributable to dividends from U.S. corporations and certain qualified foreign corporations may be eligible to be treated as “qualified dividend income,” which is currently subject to a maximum tax rate of either 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts. In this regard, it is anticipated that distributions paid by the Fund will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum rate applicable to qualified dividend income. Distributions of the Fund’s net capital gains (which are generally the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains that are currently generally taxable at a maximum rate of 15% or 20% (depending on whether the shareholder’s income exceeds certain threshold amounts) in the case of U.S. shareholders taxed at individual rates, regardless of the U.S. shareholder’s holding period for his, her or its common shares and regardless of whether paid in cash or reinvested in additional common shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s common shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder.

It is expected that a very substantial portion of the Fund’s income will consist of ordinary income. For example, interest and OID derived by the Fund will constitute ordinary income. In addition, gain derived by the Fund from the disposition of debt securities with “market discount” (generally, securities purchased by the Fund at a discount to their stated redemption price) will be treated as ordinary income to the extent of the market discount that has accrued, as determined for U.S. federal income tax purposes, at the time of such disposition unless the Fund makes an election to accrue market discount on a current basis. In addition, certain of the Fund’s investments will be subject to special U.S. federal income tax provisions that may affect the character, increase the amount and/or accelerate the timing of distributions to Common Shareholders.

The Fund may retain some or all of its realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, the Fund will pay tax on the retained amount, each U.S. shareholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. To the extent the Fund pays tax on any retained capital gains at its regular corporate tax rate when that rate is in excess of the maximum rate payable by individuals on long-term capital gains, the amount of tax that individual U.S. shareholders will be treated as having paid will exceed the tax they owe

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on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. shareholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s cost basis for his, her or its common shares. In order to utilize the deemed distribution approach, the Fund must provide written notice to its shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s U.S. shareholders on December 31 of the year in which the dividend was declared.

If an investor purchases common shares shortly before the record date of a distribution, the price of the common shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A U.S. shareholder generally will recognize taxable gain or loss if the U.S. shareholder sells or otherwise disposes of his, her or its common shares. The amount of gain or loss will be measured by the difference between such U.S. shareholder’s adjusted tax basis in the common shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. shareholder has held his, her or its common shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of common shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such common shares. In addition, all or a portion of any loss recognized upon a disposition of common shares may be disallowed if other common shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, U.S. shareholders taxed at individual rates currently are subject to a maximum U.S. federal income tax rate of either 15% or 20% (depending on whether the shareholder’s income exceeds certain threshold amounts) on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in the common shares. Such rate is lower than the maximum rate on ordinary income currently payable by such U.S. shareholders.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year. Any net capital losses of a non-corporate U.S. shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

The Fund will send to each of its U.S. shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the preferential maximum tax rate on qualified dividend income). Dividends paid by the Fund generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to qualified dividend income because its income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. shareholder’s particular situation.

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Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional common shares pursuant to the DRIP. If the common shares are trading below net asset value, Common Shareholders receiving distributions in the form of additional common shares will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. If the Fund issues additional common shares with a fair market value equal to or greater than net asset value, however, Common Shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed common shares.

The IRS currently requires that a RIC that has two or more classes of stock allocate to each class proportionate amounts of each type of its income (such as ordinary income, capital gains and dividends qualifying for the dividends-received deduction) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred shares, the Fund will allocate capital gain dividends and dividends qualifying for the dividends-received deduction, if any, between its common shares and shares of preferred stock in proportion to the total dividends paid to each class with respect to such tax year.

Backup Withholding and Information Reporting

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) currently at a rate of 24% from all distributions to any U.S. shareholder (other than a C corporation, a financial institution, or a shareholder that otherwise qualifies for an exemption):

•	who fails to furnish us with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding; or

•	with respect to whom the IRS notifies us that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect.

An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder’s federal income tax liability, provided that proper information is provided to the IRS. The Fund may be required to withhold a portion of any capital gain distributions to any U.S. shareholders who fail to certify their non-foreign status.

Taxation of Non-U.S. Shareholders

Whether an investment in the Fund’s common shares is appropriate for a non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in the Fund’s common shares by a non-U.S. shareholder may have adverse tax consequences.

Non-U.S. shareholders should consult their tax advisers before investing in common shares.

Distributions of the Fund’s “investment company taxable income” to non-U.S. shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to non-U.S. shareholders directly) will generally be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder, the Fund will not be required to withhold federal tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

Certain properly reported dividends are generally exempt from withholding of U.S. federal income tax where they are paid in respect of the RIC’s (i) “qualified net interest income” (generally, U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the RIC or the non-U.S. shareholder are at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) “qualified short-term capital gains” (generally, the excess of net short-term capital gain over long-term capital loss for such taxable year), and certain other requirements are satisfied. No assurance can be given as to whether any of the Fund’s distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be reported as such by the Fund. In particular, the exemption does not apply to distributions paid in respect of a RIC’s non-U.S.-source interest income or dividend income. In the case of common stock held through an intermediary, the intermediary may withhold U.S. federal income tax even if the RIC reports the payment as qualified net interest income or qualified short-term capital gain. Thus, an investment in the shares of the Fund by a non-U.S. shareholder may have adverse tax consequences as compared to a direct investment in the assets in which the Fund invests.

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Actual or deemed distributions of the Fund’s net capital gains to a non-U.S. shareholder, and gains realized by a non-U.S. shareholder upon the sale of common shares, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder.

The tax consequences to non-U.S. shareholders entitled to claim the benefits of an applicable tax treaty or that are individuals present in the United States for 183 days or more during a taxable year may be different from those described herein. Non-U.S. shareholders are urged to consult their tax advisers with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. shareholder, distributions (both actual and deemed), and gains realized upon the sale of common shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, an investment in common shares may not be appropriate for a non-U.S. shareholder.

A non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. shareholder provides the Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

The Fund (or an applicable intermediary) is required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Common Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

An investment in the shares of the Fund by an individual non-U.S. shareholder may also be subject to U.S. federal estate tax.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in common shares.

Proxy Voting Policy and Proxy Voting Record

The Board has delegated the day-to-day responsibility to the Adviser to vote the Fund’s proxies.

Proxy Policies

The Adviser will have the responsibility of voting proxies and corporate actions that it receives on behalf of the Fund. Proxy proposals received by the Adviser and designated in its Proxy Policy as “For” or “Against” will be voted by the Adviser in accordance with the Proxy Policy. Proxy proposals received by the Adviser and designated in the Proxy Policy as “Case by Case” (or not addressed in the Proxy Policy) and all corporate actions will be reviewed by the Adviser and voted in the best interest of the Fund. Notwithstanding the foregoing, the Adviser may vote a proxy contrary to the Proxy Policy if the Adviser, with the assistance of the analyst who is in charge of the issuer, determines that such action is in the best interest of the Fund. In the event that the Adviser votes contrary to the Proxy Policy or with respect to “Case by Case” issues, the Adviser, with the assistance of the analyst who is in charge of the issuer, will document the basis for the Adviser’s decision.

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In addition, the Adviser may choose not to vote proxies or corporate actions in certain situations, such as: (i) where the Fund has informed the Adviser that it wishes to retain the right to vote the proxy or corporate action; (ii) where the Adviser deems the cost of voting would exceed any anticipated benefit to the Fund; or (iii) where a proxy or corporate action is received by the Adviser for a security it no longer manages on behalf of the Fund. The Adviser with the assistance of the analyst who is in charge of the issuer will document for the basis of the Adviser’s decision not to vote.

The Adviser may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. The Adviser, its affiliates and/or its employees may also occasionally have business or personal relationships with the proponents of proxy proposals, participants in proxy contests, corporate directors and officers or candidates for directorships. If at any time, the Adviser becomes aware of an existing or potential conflict of interest relating to a particular proxy proposal, the Adviser’s Conflicts Committee (“Conflicts Committee”), or its designee, must be notified. Provided the Conflicts Committee has determined that a conflict or potential for a conflict exists, the proxy must be voted in alignment with the recommendation set forth by Institutional Shareholder Services Inc. Appropriate documentation will be maintained by the Conflicts Committee.

Proxy Voting Records

Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period will be available without charge by calling toll-free (855) 862-6092 or on the SEC’s website at http://www.sec.gov.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 555 Mission Street, Suite 1400, San Francisco, CA 94105, independent registered public accounting firm, and its affiliates, audit the financial statements for the fund and provide other audit, tax and related services.

Legal Counsel

Dechert LLP is counsel to the Fund. Dechert LLP is located at 1095 Avenue of the Americas, New York, NY, 10036.

Incorporation by Reference

This SAI is part of a registration statement that the Fund has filed with the SEC. The Fund is permitted to “incorporate by reference” the information that it files with the SEC, which means that the Fund can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this SAI.

The documents listed below are incorporated by reference into this SAI and deemed to be part of this SAI from the date of the filing of such reports and documents:

The following documents have been filed with the Securities and Exchange Commission (“SEC”):

•	the Semi-Annual Report to shareholders of the Acquired Fund for the fiscal period ended September 30, 2024 (Investment Company Act File No. 811-02201; Accession No. 0001133228-24-010334);

•	the Annual Report to shareholders of the Acquired Fund for the fiscal period ended March 31, 2024 (Investment Company Act File No. 811-02201; Accession No. 0001133228-24-005377);

•	the Semi-Annual Report to shareholders of the Acquiring Fund for the fiscal period ended April 30, 2024 (Investment Company Act File No. 811-21980; Accession No. 0001515940-24-000005); and

•	the Annual Report to shareholders of the Acquiring Fund for the fiscal period ended October 31, 2023 (Investment Company Act File No. 811-22543; Accession No. 0001515940-23-000014).

•

the definitive proxy statement on Schedule 14A for the Acquiring Fund’s 2024 annual meeting of shareholders, filed with the SEC on February 12, 2024; and (Investment Company Act File No. 811-22543; Accession No. 0001193125-24-032163); and

•	the description of Acquiring Fund common shares on Form 8-A (Investment Company Act File No. 811-22543; Accession No. 0001104659-11-018274) filed with the SEC on December 19, 2006.

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Additionally, copies of the foregoing and any more recent reports filed after the date hereof:

for the Acquiring Fund:

By Phone:	(855) 862-6092
By Mail:	KKR Income Opportunities Fund
c/o KKR Credit Advisors (US) LLC 555 California Street, 50th Floor
San Francisco, California 94104
By Internet:	https://www.kkrfunds.com/kio/

for the Acquired Fund:

By Phone:	(866) 333-6685
By Mail:	Insight Select Income Fund
200 Park Avenue, 7th Floor
New York, New York 10166
By Internet:	https://www.insightinvestment.com/united-states/capabilities/multi-sector-fi/select-income/insight-select-income-fund/

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. You also may view or obtain the foregoing documents from the SEC:

By e-mail:	publicinfo@sec.gov (duplicating fee required)
By Internet:	www.sec.gov

Financial Statements and Supplemental Financial Information

The Fund’s financial statements as of and for the year ended October 31, 2023, including accompanying notes thereto and the report of Deloitte  & Touche LLP thereon, are incorporated by reference from the Fund’s most recent annual report on Form N-CSR for the fiscal year ended October 31, 2023, as filed with the SEC on December  22, 2023, and the Fund’s most recent semi-annual report on Form  N-CSR for the period ended April 30, 2024, as filed with the SEC on June 21, 2024.

It is anticipated that the Fund shall be the accounting and performance survivor in the Reorganization.

A table showing the fees and expenses of the Fund and Acquired Fund and the fees and expenses of the Fund on a pro forma basis after giving effect to the proposed Reorganization is included in the section titled “Fees and Expenses” of the Proxy Statement/Prospectus.

In valuing the Acquired Fund’s net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security’s principal exchange on the day of valuation; if there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. In contrast, the Acquiring Fund values such securities at the mid-point of the bid and ask prices of such securities. If the Reorganization is consummated, assuming that the Acquired Fund’s holdings at the closing of the Reorganization are the same as on August 30, 2024, this difference in valuation procedures will have an immaterial impact on the value of a shareholder’s investment immediately after the Reorganization is consummated.

Additional Information

The Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. The Fund will provide without charge to each person, upon written or oral request, a copy of any and all of the information that has been incorporated by reference in this SAI or the Prospectus. Information contained on the Fund’s website at https://www.kkrfunds.com/kio/ or the Acquired Fund’s website at https://www.insightinvestment.com/united-states/capabilities/multi-sector-fi/select-income/insight-select-income-fund/ is not incorporated by reference into this SAI or the Proxy Statement/Prospectus and should not be considered to be part of this SAI or the Proxy Statement/Prospectus.

48

Appendix A— Description of Securities Ratings

Moody’s Investors Service Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (Moody’s) rating symbols and their meanings (as published by Moody’s) follows:

1. Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

2. Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

NOTE: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Standard & Poor’s

A brief description of the applicable Standard & Poor’s (S&P) rating symbols and their meanings (as published by S&P) follows: Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

•

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’

CC and C: indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing minus (-): within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meets its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! PROXY CARD SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY VOTING OPTIONS 1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at vote.proxyonline.com using your proxy control number below or use your smart camera to scan the QR code at the left. 3. By PHONE when you dial toll free 1 888 227 9349 to reach an automated touchtone voting line 4. By PHONE with a live operator when you call toll free 1 866 416 0565 Monday through Friday 9 a.m. to 10 p.m. Eastern time CONTROL NUMBER SAMPLE Insight Select Income Fund PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 10, 2025 The undersigned, revoking prior proxies, hereby appoints Vivek Nayar & Thomas Stabile, and each of them, as attorneys in fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with the full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of the Shareholders (Special Meeting) of Insight Select Income Fund (the Fund) to be held on January 10, 2025, at the offices of Troutman Pepper Hamilton Sanders LLP, counsel to the Fund, located at 400 Berwyn Park, 899 Cassatt Road, Berwyn, Pennsylvania, at 9:00 a.m. Eastern Time, or any adjournment thereof, upon the Proposal described in the Notice of Special Meeting of Shareholders and accompanying Proxy Statement, which has been received by the undersigned. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll free 1 866 416 0565. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on January 10, 2025. The proxy statement for this meeting is available at: vote.proxyonline.com/insight/docs/2024mtg.pdf [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Insight Select Income Fund YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement of the Fund. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. PROXY CARD IGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” a proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting. In their discretion, the proxies named above are authorized to vote upon such other matters as may properly come before the Special Meeting. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: FOR AGAINST ABSTAIN 1. To approve an Agreement and Plan of Reorganization providing for the transfer at net asset value of all of the assets and certain liabilities of the Insight Select Income Fund to the KKR Income Opportunities Fund. Please note that the form of election is separate from this Proxy and must be properly submitted to receive cash consideration pursuant to the Agreement and Plan of Reorganization. THANK YOU FOR VOTING

KKR INCOME OPPORTUNITIES FUND

PART C

OTHER INFORMATION

ITEM 15. INDEMNIFICATION

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended, officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other people for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

Reference is made to Article V of the Registrant’s Amended and Restated Declaration of Trust, is incorporated herein by reference to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File No. 333-173274) filed on June 21, 2013.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

1.		Amended and Restated Declaration of Trust.[1]

2.		By-Laws.[1]

3.		Voting Trust Agreement – Not Applicable.

4.		Form of Agreement and Plan of Reorganization – Filed herewith as Appendix B to this Proxy Statement/Prospectus.

5.		See the Amended and Restated Declaration of Trust (Exhibit 1 above) and the By-Laws (Exhibit 2 above).

6.		Form of Investment Advisory Agreement.[1]

7.		Form of Dividend Reinvestment Plan.[1]

8.		Bonus or Profit Sharing Contracts – Not Applicable.

9.		Form of Custody Agreement.[1]

10.		Rule 12b-1/18f-3 Plans – Not Applicable.

11.		Opinion and Consent of Dechert LLP as to the legality of shares being registered with respect to the Acquiring Fund (filed herewith).

12.		Form of Tax Opinion.[3]

13.	(a)	Form of Transfer Agent Servicing Agreement.[1]

	(b)	Form of Fund Administration Servicing Agreement.[1]

	(c)	Form of Fund Accounting Servicing Agreement.[2]

14.	(a)	Consent of Independent Registered Public Accounting Firm of the Acquiring Fund (filed herewith).

	(b)	Consent of Independent Registered Public Accounting Firm of the Acquired Fund (filed herewith).

15.		Omitted Financial Statements – Not Applicable.

16.		Powers of Attorney.[3]

17.		Additional Exhibits – Not Applicable.

18.		Filing Fee Exhibit (filed herewith).

[1]	Incorporated by reference to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File No. 333-173274) filed on June 21, 2013.
[2]	Incorporated by reference to Pre-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File Nos. 811-22543 and 333-173274) filed on July 23, 2013.
[3]	Incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File Nos. 811-22543 and 333-282587) filed on October 10, 2024.

ITEM 17. UNDERTAKINGS.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file in a Post-Effective Amendment to this Registration Statement a final tax opinion within a reasonably prompt time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of San Francisco and the State of California, on the 5th day of December, 2024.

KKR INCOME OPPORTUNITIES FUND

By:	/s/ Rudy Pimentel
Rudy Pimentel, President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated below on the date above.

SIGNATURE		TITLE	Date

/s/ Rudy Pimentel		President and Trustee	December 5, 2024
Rudy Pimentel

/s/ Michael E. Cahill*		Trustee	December 5, 2024
Michael E. Cahill

/s/ Tobin V. Levy*		Trustee	December 5, 2024
Tobin V. Levy

/s/ Jeffrey L. Zlot*		Trustee	December 5, 2024
Jeffrey L. Zlot

/s/ Catherine B. Sidamon-Eristoff*		Trustee	December 5, 2024
Catherine B. Sidamon-Eristoff

/s/ Thomas Murphy Thomas Murphy		Treasurer, Chief Financial Officer and Chief Accounting Officer	December 5, 2024

*By:	Lori Hoffman		December 5, 2024
Lori Hoffman, Attorney-in-Fact

EXHIBIT INDEX

11.		Opinion and Consent of Dechert LLP

14.	(a)	Consent of Independent Registered Public Accounting Firm of the Acquiring Fund

	(b)	Consent of Independent Registered Public Accounting Firm of the Acquired Fund

18.		Filing Fee Exhibit